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                                                                     EXHIBIT 4.6

                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated June 10, 2004, made by each of the Grantors referred to below, in favor of U.S. Bank National Association, in its capacity as Collateral Agent for the Trustee and the Holders (as such terms are defined below) pursuant to the Indenture referred to below (in such capacity, together with any permitted successors and assigns, the "Collateral Agent").

                              W I T N E S S E T H:

            WHEREAS, Milacron Inc., a Delaware corporation (the "Company"), each subsidiary of the Company listed as a "Guarantor" on the signature pages of the supplemental indenture dated the date hereof to the Indenture (each such subsidiary and each subsidiary of the Company that has executed and delivered a Guarantee pursuant to the Indenture, a "Guarantor" and collectively, the "Guarantors," and the Guarantors (other than Milacron Capital Holdings B.V. and any Canadian Restricted Subsidiary) together with the Company, each a "Grantor" and collectively, the "Grantors"), the Collateral Agent and U.S. Bank National Association, in its capacity as trustee (in such capacity, together with any permitted successors and assigns, the "Trustee") are parties to an indenture, dated as of May 26, 2004 (as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Indenture"), with respect to the Company's 11-1/2% Senior Secured Notes due 2011 (the "Notes");

            WHEREAS, pursuant to the Indenture, the Company has issued the Notes to the Holders;

            WHEREAS, it is a condition to the release to the Company from the Escrow Account of the proceeds from the offering of the Notes that each Grantor shall execute and deliver this Agreement;

            WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and

            WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and are in the best interest of, such Grantor;

            NOW, THEREFORE, in consideration of the premises and the agreements herein, the Grantors hereby jointly and severally agree with the Collateral Agent, for the benefit of the Trustee and Holders, as follows:

            SECTION 1. Definitions.

            (a) Reference is hereby made to the Indenture for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Indenture or in the Code and which are not otherwise defined herein shall have the same

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meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

            (b) The following terms shall have the respective meanings provided for in the Code (as defined below): "Accounts," "Cash Proceeds," "Chattel Paper," "Commercial Tort Claim," "Commodity Account," "Commodity Contracts," "Deposit Account," "Documents," "Equipment," "Fixtures," "General Intangibles," "Goods," "Instruments," "Inventory," "Investment Property," "Letter-of-Credit Rights," "Noncash Proceeds," "Payment Intangibles," "Proceeds," "Promissory Notes," "Record," "Security Account," "Software," and "Supporting Obligations."

            (c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

            "Code" means the New York UCC; provided that to the extent that the Code is used to define any term herein and such term is defined differently in differing Articles of the Code, the definition of such term contained in Article 9 shall govern.

            "Copyright Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

            "Copyrights" means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications for registration, registrations and recordings of ownership thereof (including, without limitation, applications, registrations and recordings of ownership in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all extensions, restorations or renewals thereof.

            "Discharge of Senior Secured Note Obligations" means the payment in full of the Senior Secured Note Obligations that are outstanding and unpaid at the time the Notes are paid in full.

            "Excluded Assets" means:

            (i) any lease of premises used only as office space or to warehouse inventory;

            (ii) any lease, license, permit, franchise, power, authority or right if, to the extent that and for as long as (a) the grant of a security interest therein constitutes or would result in the abandonment, invalidation or unenforceability of such lease, license, permit, franchise, power, authority or right or the termination of, breach of or a default

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      under the lease, instrument or agreement by which such lease, license, permit, franchise, power, authority or right is governed and (b) such abandonment, invalidation, unenforceability, breach, termination or default is not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision) or the Code of any other relevant jurisdiction or any other applicable law (including the United States bankruptcy code) or principles of equity; provided, however, that (1) such lease, license, permit, franchise, power, authority or right will be an Excluded Asset only to the extent and for as long as the conditions set forth in clauses (a) and (b) in this definition are and remain satisfied and to the extent such assets otherwise constitute Collateral, will cease to be an Excluded Asset, and will become subject to the Liens hereunder, immediately and automatically at such time as such conditions cease to exist, including by reason of any waiver or consent under the applicable instrument or agreement, and (2) the proceeds of any sale, lease or other disposition of any such lease, license, permit, franchise, power, authority or right that is or becomes an Excluded Asset shall not be an Excluded Asset and shall at all times be and remain subject to the Liens hereunder;

            (iii) assets or property (a) located outside the United States (other than assets or property of a Canadian Restricted Subsidiary located in Canada) or (b) of any Canadian Restricted Subsidiary other than those of the type described in clauses (1) through (4) of the definition of Credit Facility Priority Collateral;

            (iv) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of salaried employees;

            (v) Deposit Accounts held by Oak International, Inc., at Citizens Bank and Nickerson Machinery Chicago Inc. at Fleet National Bank;

            (vi) any real property acquired after the date of the Indenture with a fair market value of less than $750,000 in the case of a fee interest or with an annual rent of less than $100,000 in the case of a leasehold interest;

            (vii) Capital Stock of any Subsidiary of the Company or any Guarantor formed under the laws of a jurisdiction other than the United States or any State of the United States or the District of Columbia (a "Foreign Stock Subsidiary") in excess of 65% of the outstanding Capital Stock of such Foreign Stock Subsidiary;

            (viii) Capital Stock of any non-wholly owned Foreign Stock Subsidiary to the extent that a grant of a Lien therein would conflict with the terms of any organizational document of, agreement governing investments in, or the law of the jurisdiction of formation of, such Foreign Stock Subsidiary;

            (ix) Capital Stock of Milacron Plastics Machinery (Jiangyin) Co., LTD, D-M-E-(Hong Kong) Limited, Japan D-M-E Corporation, Ferromatix India Limited and any Immaterial Subsidiary;

            (x) real estate located at 3025 Disney Street, Cincinnati, Ohio 45209 and real estate located at 10501 High M52, Manchester, Michigan 48158;

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            (xi) assets or property of Milacron Capital Holdings, B.V.; and

            (xii) (a) other personal property (other than Deposit Accounts, Letter of Credit Rights, Intellectual Property and Proceeds of Collateral) in which a security interest cannot be perfected by the filing of a financing statement under the Uniform Commercial Code or Personal Property Security Act or similar Canadian legislation and (b) without duplication, motor vehicles, that have, in the aggregate for all such property and motor vehicles, a fair market value (as determined in good faith by the Company) not exceeding $1,000,000.

            In addition, any Collateral consisting of any Capital Stock or other securities of any Subsidiary of the Company shall be limited at any time to that portion of such Capital Stock or other securities which value (defined as the principal amount, par value, book value as carried by the Company or market value, whichever is greatest), when considered in the aggregate with all other Capital Stock or other securities of such Subsidiary subject to a security interest hereunder, does not exceed 19.99% of the principal amount of the then outstanding Notes issued, and the portion of any such Capital Stock or other securities of such Subsidiary in excess of such percentage will be deemed Excluded Assets; provided, however, in the event that Rule 3-16 of Regulation S-X promulgated by the SEC is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Subsidiary of the Company due to such Subsidiary's Capital Stock or other securities securing the Notes, then the Capital Stock or other securities of such Subsidiary (the "Excluded Securities") shall automatically be deemed to be Excluded Assets, but only for so long as and to the extent necessary to not be subject to such requirement; provided, further, however, that in such event, this Agreement may be amended or modified, without the consent of any Holder of Notes, to the extent necessary to release the security interests in the Excluded Securities that are deemed to constitute Excluded Assets.

            "Excluded Accounts" means: (i) Deposit Accounts for which the Collateral Agent is the depositary, (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Grantor's salaried employees and (iii) Deposit Accounts held by (a) Oak International, Inc. at Citizens Bank and (b) Nickerson Machinery Chicago Inc. at Fleet National Bank, in each case, so long as the aggregate amount of the balances therein do not exceed $200,000 at any one time.

            "Holder" means a Person in whose name a Note is registered.

            "Intellectual Property" means the Copyrights, Trademarks and
Patents.

            "IP Security Agreement" means an agreement by a Grantor in favor of the Collateral Agent substantially in the form of Exhibit A hereto.

            "Licenses" means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

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            "Material Adverse Effect" means a material adverse effect on the condition (financial or other), business, properties or results of operations of the Grantors and their respective subsidiaries taken as a whole.

            "Mortgage" means a mortgage (including, without limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance substantially the same as the mortgages delivered to Collateral Agent on the date hereof, made by a Grantor in favor of the Collateral Agent for the benefit of the Trustee and the Holders, securing the Senior Secured Note Obligations and delivered to the Collateral Agent.

            "New York UCC" means the Uniform Commercial Code, as from time to time in effect in the State of New York.

            "Patent Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

            "Patents" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents and utility patents described in Schedule II hereto), all applications, registrations and recordings of ownership thereof (including, without limitation, applications, registrations and recordings of ownership in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations and continuations in part thereof.

            "Restricted Cash" means any cash or cash equivalents permitted to be deposited or pledged under clause (7), (12) or (14) of the definition of "Permitted Liens" in the Indenture.

            "Title Insurance Policy" means a mortgagee's loan policy, in form and substance satisfactory to the Collateral Agent, together with all endorsements made from time to time thereto, issued by or on behalf of First American Title Insurance Company (or other title insurance company reasonably satisfactory to the Collateral Agent), insuring the Lien created by a Mortgage in an amount and on terms reasonably satisfactory to the Collateral Agent, delivered to the Collateral Agent.

            "Trademark Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

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            "Trademarks" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's and Internet domain names described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings of ownership in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all extensions and renewals thereof, together with all goodwill of the business symbolized by and associated with such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

            SECTION 2. Grant of Security Interest. As collateral security for all of the Senior Secured Note Obligations, each Grantor hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent, for the benefit of the Trustee and the Holders, a continuing security interest in, all personal property of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, the following:

            (a) all Accounts;

            (b) all Chattel Paper (whether tangible or electronic);

            (c) the Commercial Tort Claims specified on Schedule VI hereto;

            (d) all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of the Collateral Agent, the Trustee, any Holder, any Credit Agreement Agent or any lender under any Qualified Credit Facility or any affiliate, representative, agent or correspondent of the Collateral Agent, the Trustee, any Holder, any such Credit Agreement Agent or any such lender;

            (e) all Documents;

            (f) all Equipment;

            (g) all Fixtures;

            (h) all General Intangibles (including, without limitation, all Payment Intangibles);

            (i) all Goods;

            (j) all Instruments (including, without limitation, Promissory
Notes);

            (k) all Inventory;

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            (l) all Investment Property;

            (m) all Copyrights, Patents and Trademarks, and all Licenses;

            (n) all Letter-of-Credit Rights;

            (o) all Supporting Obligations;

            (p) all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this
Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

            (q) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided, however, that notwithstanding any of the other provisions set forth in this
Section 2, this Agreement shall not constitute a grant of a security interest in any of the Excluded Assets.

            SECTION 3. Security for Senior Secured Note Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the Senior Secured Note Obligations.

            SECTION 4. Representations and Warranties. Each Grantor jointly and severally represents and warrants as follows (it being understood and agreed that, to the extent any Schedule hereto is required to be supplemented pursuant to Section 5 to reflect any change in facts or circumstances after the date hereof and such Schedule is supplemented for such change in accordance with
Section 5, such Schedule shall be deemed supplemented to reflect such change in facts or circumstances from time to time of such change for all purposes of this
Section 4):

            (a) Schedule I hereto sets forth (i) the exact legal name of each Grantor and (ii) the organizational identification number of each Grantor or states that no such organizational identification number exists.

            (b) Each Grantor (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province or jurisdiction of its organization as set forth on Schedule I hereto, (ii) has all requisite

                                       7
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power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform this Agreement and each other Senior Secured Note Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the absence of any such qualification could not reasonably be expected to result in a Material Adverse Effect.

            (c) The execution, delivery and performance by each Grantor of this Agreement and each other Senior Secured Note Document to which such Grantor is or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any material applicable law or any material contractual restriction binding on or otherwise affecting such Grantor or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Senior Secured Note Document or any Credit Facility Document) upon or with respect to any of its properties, other than Liens securing obligations in an aggregate amount not exceeding $100,000 and
(iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

            (d) This Agreement is, and each other Senior Secured Note Document to which any Grantor is or will be a party, when executed and delivered, will be, a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (e) There is no pending or, to the best knowledge of any Grantor, threatened action, suit or proceeding affecting any Grantor or its properties, before any court or other governmental authority or any arbitrator, or any order, judgment or award by any governmental authority or arbitrator, that could reasonably be expected to materially affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

            (f) All Federal and material foreign, state and local tax returns and other reports required by applicable law to be filed by any Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Grantor or any property of such Grantor and which have become due and payable on or prior to the date hereof have been paid, except such taxes, assessments and governmental charges in an aggregate amount not exceeding $100,000 or to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the most recently available consolidated financial statements of the Company to the extent required by and in accordance with GAAP.

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            (g) All Equipment, Fixtures, Goods and Inventory now existing and constituting Collateral are located and/or based at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof), other than Equipment, Fixtures, Goods or Inventory in transit between any such locations and Goods or Inventory that have been sold (including sales on consignment or approval in the ordinary course of business) and each Grantor's chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto; provided that Schedule III hereto shall not contain any name or location of any Person (other than a Grantor) having possession of any Equipment, Fixtures, Goods, Inventory, Records or other assets having an aggregate book value of less than $25,000. As of the date hereof, none of the Accounts are evidenced by Promissory Notes or other Instruments. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account located in the United States of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in Schedule II hereto is (i) a complete and correct list of each trade name used by each Grantor and (ii) the name of, and each trade name used by, each Person from which such Grantor has acquired any substantial part of the Collateral within five years prior to the date hereof.

            (h) Each Grantor has delivered to the Collateral Agent complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the Licenses existing on the date of this Agreement material to the business of each Grantor. Each such License sets forth, in all material respects, the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other material agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of any Grantor or any of its Affiliates in respect thereof. Each License now existing is the legal, valid and binding obligation of the Grantors party thereto and, to the best knowledge of such Grantors, each other party thereto, enforceable against such parties in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law). No default thereunder by any Grantor has occurred, nor, to the best knowledge of any Grantor, does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party thereto other than a Grantor.

            (i) The Grantors own and control, or otherwise possess adequate rights to use, all Trademarks, Patents and Copyrights, which are necessary to conduct their business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all Intellectual Property registrations and applications for registration owned by any Grantor and all Licenses material to the business of each Grantor as of the date hereof. All Intellectual Property scheduled on Schedule II hereto is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is, to the best knowledge of any Grantor, valid and enforceable and has not been abandoned in whole or in part. Except as set forth in Schedule II and except pursuant to any Permitted Lien, no such Intellectual Property is the subject of any licensing or franchising agreement. No Grantor has any knowledge of any

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conflict with the rights of others to any Intellectual Property it owns, and, except as set forth in Schedule II hereto, to the best knowledge of each Grantor, no Grantor is now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of each Grantor, no other Person is now infringing or in conflict in any material respect with the Intellectual Property owned by such Grantor. Except as set forth in Schedule II hereto, (i) no claim, litigation, arbitration or other adversarial proceeding is pending relating to any claim that any Grantor is violating or has violated the trademarks, patents, copyrights, rights of publicity or other intellectual property rights of any third party, and (ii) to the extent any Grantor received notice of any such claim in the five (5) year period immediately preceding the date hereof, no such notice (or any claim referred to therein) remains unresolved as of the date hereof.

            (j) The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the Lien created by this Agreement and
(ii) the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Collateral Agent relating to this Agreement and (B) such as may have been filed to perfect or protect any Permitted Lien.

            (k) The exercise by the Collateral Agent of any of its rights and remedies expressly enumerated in this Agreement, subject to the terms of the Intercreditor Agreement and the rights of Persons holding Permitted Liens, will not contravene any law or any material contractual restriction binding on or otherwise affecting any Grantor or any of its material properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties.

            (l) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for (i) the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Collateral Agent of any of its rights and remedies expressly enumerated in this Agreement (other than with respect to Investment Property constituting Capital Stock (whether or not certificated) of any Person who is organized or formed under the laws of a jurisdiction other than the District of Columbia or any State or territory of the United States of America), except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements as described in Schedule V hereto, all of which financing statements, filings and other recordings, as applicable, have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property registrations and applications for registration owned by any Grantor, for the recording of the appropriate IP Security Agreement, substantially in the form of Exhibit A hereto, together with the submission of the required recording fees and other required documents, in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, within the three-month period pursuant to 35 U.S.C. Section 261 or 15 U.S.C. Section 1060 or the one-month period pursuant to 17 U.S.C. Section 205, (C) with respect to the perfection of the security interest created hereby in motor vehicles (including, without limitation, all trucks, trailers, tractors, service vehicles, automobiles and other mobile equipment) for which the title to such motor vehicles is governed by a certificate of title or ownership (collectively, the "Motor Vehicles"), for the submission of an appropriate application requesting that the Lien of the Collateral Agent be

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noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency, (D) with respect to any action that may be necessary to obtain control of Collateral described in Sections 5(i) and 5(k) hereof, the taking of such actions and, (E) the taking possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral and (F) to the extent applicable, as may be required in connection with any sale of any Collateral by laws affecting the offering and sale of securities generally other than those that have been obtained or made and are in full force and effect.

            (m) This Agreement creates in favor of the Collateral Agent for the benefit of the Trustee and the Holders a legal, valid and enforceable security interest in the Collateral, as security for the Senior Secured Note Obligations. The Collateral Agent's having possession (or, with respect to Collateral constituting Credit Facility Priority Collateral, the Credit Facility Agent having possession, as agent for the Collateral Agent pursuant to the terms of the Intercreditor Agreement) of all Instruments, Documents and Chattel Paper and cash constituting Collateral and obtaining control of all Collateral described in Sections 5(i) and 5(k) hereof from time to time, with respect to United States Intellectual Property registrations and applications for registration owned by the Grantors, the recording of the appropriate IP Security Agreement executed pursuant hereto, together with the submission of the required recording fees and other required documents, in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period pursuant to 35 U.S.C. Section 261 or 15 U.S.C. Section 1060 or the one-month period pursuant to 17 U.S.C. Section 205, the submission, at the request of the Collateral Agent pursuant to Section 5(j), of an appropriate application requesting that the Lien of the Collateral Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title or ownership, with respect to such Motor Vehicles, to the applicable state agency, and the filing of the financing statements and the other filings and recordings, as applicable, described in Schedule V hereto and, with respect to the United States Intellectual Property registrations and applications for registration that are hereafter existing and owned by the Grantors and not covered by an appropriate IP Security Agreement, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment for security together with submission of the required recording fees and other required documents, result in the perfection of such security interests, to the extent governed by Articles 8 and 9 of the Code. To the extent governed by Articles 8 and 9 of the New York UCC, such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected security interests (other than, as to perfection, Restricted Cash and Excluded Deposit Accounts), subject only to Permitted Prior Liens and Credit Facility Liens that are prior to the Liens held by the Collateral Agent, for the benefit of the Trustee and the Holders, and the recording of such instruments of assignment. Such recordings and filings and all other actions necessary or desirable to perfect and protect such security interest under Articles 8 and 9 of the New York UCC have been duly taken, except for (i) the Collateral Agent's having possession of Instruments, Documents and Chattel Paper and cash (other than Restricted Cash) constituting Collateral after the date hereof, (ii) the Collateral Agent obtaining control of any Collateral described in Sections 5(i) and 5(k) of this Agreement after the date hereof and (iii) the other filings and recordations described in Section 4(l) hereof.

            (n) As of the date hereof, no Grantor holds any Commercial Tort Claims, with a claim exceeding $100,000, or is aware of any such pending claims in respect of which any Grantor has a reasonable expectation of recovering in excess of $100,000, except for such claims described in Schedule VI.

            (o) The partnership interests or membership interests of each Grantor in each of its Subsidiaries that is a partnership or a limited liability company (excluding joint ventures) are not (i) dealt in or traded on securities exchanges or in securities markets, (ii) securities for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) investment company securities within the meaning of Section 8-103 of any relevant Uniform Commercial Code and (iv) evidenced by a certificate. Such partnership interests or membership interests constitute General Intangibles.

            SECTION 5. Covenants as to the Collateral. Until the Discharge of the Senior Secured Note Obligations, unless the Collateral Agent shall otherwise consent in writing:

            (a) Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may determine to be reasonably necessary or desirable to (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) from and after the date upon which the Discharge of Credit Facility Obligations has occurred, marking conspicuously all Chattel Paper (to the extent such Chattel Paper is not in the possession of the Collateral Agent) with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such Chattel Paper is subject to the security interest created hereby, (B) from and after the date upon which the Discharge of Credit Facility Obligations has occurred, if any Account shall be evidenced by Promissory Notes or other Instruments or Chattel Paper, delivering and pledging to the Collateral Agent (or its agent) hereunder such Promissory Notes, Instruments or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that such Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as the Collateral Agent may determine to be reasonably necessary or desirable to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Collateral Agent's security interest created hereby and using its reasonable efforts to obtain a landlord waiver or bailee letter or such other written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Collateral Agent, which such written acknowledgment shall be in form and substance reasonably satisfactory to the Collateral Agent, provided that, such Grantor's obligation to obtain such landlord waiver, bailee letter or other written acknowledgement with respect to any Collateral constituting Credit Facility Priority Collateral shall only be applicable from and after the date upon which the Discharge of Credit Facility Obligations has occurred, (F) if, at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance reasonably satisfactory to the Collateral Agent, and (G) at the request of the Collateral Agent, upon the acquisition after the date hereof by any Grantor of any Motor Vehicle or other Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or Equipment that is subject to a purchase money security interest permitted by Section 4.12 of the Indenture), immediately notifying the Collateral Agent of such acquisition, setting forth a description of the Motor Vehicle or other Equipment acquired and a good faith estimate of the current value of such Motor Vehicle or Equipment, and if so requested by the Collateral Agent, immediately causing the Collateral Agent to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Collateral Agent.

            (b) Location of Equipment and Inventory. Each Grantor will keep the Equipment and Inventory (other than Inventory and used Equipment sold in the ordinary course of business in accordance with Section 5(g) hereof and Equipment and Inventory not required to be at such location pursuant to Section 4(g) hereof) at one or more of the locations specified therefor in Section 4(g) hereof or, upon not less than thirty (30) days' prior written notice to the Collateral Agent accompanied by a new Schedule III hereto indicating each new location of the Equipment and Inventory, in each case, with an aggregate book value exceeding $100,000, at such other locations in the continental United States, as the Grantors may elect, provided that (i) all action has been taken to grant to the Collateral Agent a perfected security interest in such Equipment and Inventory (subject only to Permitted Prior Liens and Credit Facility Liens that are prior to the Liens held by the Collateral Agent, for the benefit of the Trustee and the Holder), and (ii) the Collateral Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

            (c) Condition of Equipment. Each Grantor will maintain or cause the Equipment to be maintained and preserved in working order and condition, ordinary wear and tear excepted, and will forthwith, or in the case of any material loss or damage to any Equipment as promptly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may reasonably request to such end. Each Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any loss or damage in excess of $100,000 to any Equipment.

            (d) Taxes, Etc. Each Grantor jointly and severally agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves, if any, in accordance with GAAP have been set aside for the payment thereof.

            (e) Insurance.

                  (i) Each Grantor will, at its own expense:

                        (A) keep its properties adequately insured at all times by responsible and reputable insurers;

                        (B) maintain such other insurance, to such extent and against such risks (and with such deductibles, retentions and exclusions), including fire and other risks insured against by extended coverage and coverage for acts of terrorism, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it;

                        (C) maintain such other insurance as may be required by law provided, however, that each Grantor may maintain self-insurance (which shall include insurance maintained through Milacron Assurance Ltd., a Bermuda Company) in connection with the above insurance requirements to the extent, reasonably prudent and consistent with past practice. In addition, (A) each such liability policy (other than any Director's and Officer's liability policy and any Fiduciary Responsibility liability policy) shall name each Grantor and the Collateral Agent (and such other Persons as the Collateral Agent may designate from time to time) as additional insured thereunder (without any representation or warranty by or obligation upon the Collateral Agent or such other Person) as their interests may appear and each property policy shall name each Grantor and the Collateral Agent as loss payees as their interests may appear, (B) each property policy shall contain an agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent, as its interest may appear, on its own account notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (C) each such policy shall provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (D) each such policy shall provide that at least thirty (30) days' prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent certificates of insurance evidencing such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Each Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

                  (ii) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance.

                  (iii) After Acquired Real Property. Each Grantor shall, upon the acquisition by such Grantor thereof after the date of the Indenture of any interest (whether fee or leasehold) in any real property (wherever located) other than an interest constituting an Excluded Asset (each such interest being an "After Acquired Property") (x) with a Current Value (as defined below) in excess of $750,000 in the case of a fee interest, or (y) requiring the payment of annual rent exceeding in the aggregate $100,000 in the case of a leasehold interest, promptly so notify the Collateral Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Grantor's good-faith estimate of the current value of such real property (for purposes of this Section, the "Current Value"). The Collateral Agent shall notify such Grantor whether it intends to require a Mortgage and the other documents referred to below or in the case of leasehold, a leasehold Mortgage or landlord waiver (pursuant to Section 5(a)). Upon receipt of such notice requesting a Mortgage, the Grantor which has acquired such After Acquired Property shall promptly furnish to the Collateral Agent the following, each in form and substance reasonably satisfactory to the Collateral Agent: (i) a Mortgage with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form, (ii) evidence of the recording of the Mortgage referred to in clause (i) above in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to create and perfect a valid and enforceable first priority lien on the property purported to be covered thereby or to otherwise protect the rights of the Collateral Agent and the Trustee and the Holders thereunder, (iii) a Title Insurance Policy, (iv) a survey of such real property, certified to the Collateral Agent and to the issuer of the Title Insurance Policy by a licensed professional surveyor reasonably satisfactory to the Collateral Agent, (v) at the Collateral Agent's reasonable request, Phase I Environmental Site Assessments, or such other non-intrusive and non-Phase II environmental assessment as the Collateral Agent may reasonably request, with respect to such real property, by a consultant reasonably satisfactory to the Collateral Agent, (vi) in the case of a leasehold interest, a certified copy of the lease between the landlord and such Person with respect to such real property in which such Person has a leasehold interest, and the certificate of occupancy with respect thereto, (vii) in the case of a leasehold interest, an attornment and nondisturbance agreement between the landlord (and any fee mortgagee) with respect to such real property and the Collateral Agent, and
(viii) such other documents or instruments (including guarantees and opinions of counsel) as the Collateral Agent may reasonably require. The applicable Grantor shall pay all reasonable fees and expenses, including reasonable attorneys' fees and expenses, and all title insurance charges and premiums, in connection with such Grantor's obligations under this Section 5(e)(iii).

            (f) Provisions Concerning Certain Accounts and the Licenses.

                  (i) No Grantor shall, without prior written notice to the Collateral Agent, change (A) such Grantor's name, identity or organizational structure or (B) its jurisdiction of incorporation as set forth in Section 4(b) hereto. Each Grantor shall (x) promptly notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (y) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Collateral Agent, upon reasonable prior notice and during normal business hours, to inspect and make abstracts from such Records and Chattel Paper.

                  (ii) Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, each Grantor may (and, at the Collateral Agent's (or its agent's) direction, will) take such action as such Grantor or the Collateral Agent (or its agent) may deem reasonably necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent (or its agent) shall have the right at any time following the date upon which the Discharge of Credit Facility Obligations has occurred, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent (or its agent) and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor's rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and, if an Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, following the date upon which the Discharge of Credit Facility Obligations has occurred, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (or its agent) may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Collateral Agent or its designated agent by wire transfer (to such cash management accounts as the Collateral Agent shall specify, or in such other manner as the Collateral Agent (or its agent) shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Collateral Agent or its designated agent shall (in the sole and absolute discretion of the Collateral Agent or such designated agent) be held as additional Collateral for the Senior Secured Note Obligations or distributed in accordance with Section 7 hereof.

                  (iii) Upon the occurrence and during the continuance of any material breach or default under any License material to the conduct of a Grantor's business or any License under which any material Intellectual Property owned by a Grantor is licensed to a third party, by any party thereto other than a Grantor, (A) the relevant Grantor will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) no Grantor will, without the prior written consent of the Collateral Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) each Grantor will, upon written instructions from the Collateral Agent and at such Grantor's expense, take such action as the Collateral Agent may deem reasonably necessary or advisable in respect thereof.

                  (iv) Each Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each material notice or other material communication received by it by which any other party to any License material to the operation of a Grantor's business or any License under which any material Intellectual Property owned by a Grantor is licensed to a third party purports to exercise any of its rights or affect any of its obligations thereunder, in a manner adverse to any Grantor, together with a copy of any reply by such Grantor thereto.

                  (v) Each Grantor will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its material obligations under each License and will take all action necessary to maintain the Licenses that are material to the continued operation of such Grantor's business in full force and effect. No Grantor will, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any material provision of, any License referred to in Schedule II hereto that are material to the continued operation of such Grantor's business.

            (g) Transfers and Other Liens.

                  (i) Except to the extent not prohibited by Section 4.10 of the Indenture, no Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral.

                  (ii) Except to the extent not prohibited by Section 4.12 of the Indenture, no Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral.

            (h) Intellectual Property.

                  (i) If applicable, each Grantor has duly executed and delivered the applicable IP Security Agreement in the form attached hereto as Exhibit A. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and no Grantor will (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement, (C) that is substantially the same as another Intellectual Property that is in full force, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement or (D) is otherwise no longer material to the Business of such Grantor and is no longer of any other material value. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property material to the operation of a Grantor's business or that generates licensing revenue is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors shall (x) upon obtaining knowledge of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (y) to the extent the Grantors shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantors shall deem appropriate under the circumstances to protect such Intellectual Property. Each Grantor shall furnish to the Collateral Agent, from time to time upon the Collateral Agent's request, statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending
Schedule II hereto, as the case may be, to include any Intellectual Property and License, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon any of those Intellectual Property registrations, applications for registration or material unregistered Trademarks owned by such Grantor, nor may any Grantor do or omit to do anything, which action or omission would be reasonably likely to result in the invalidity of any Intellectual Property registration or application for registration owned by such Grantor or the loss of any trade secret owned by such Grantor without the prior written consent of the Collateral

Agent, and if any Intellectual Property owned by any Grantor is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

                  (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it promptly notifies the Collateral Agent thereof. Upon request of the Collateral Agent, each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until date on which the Discharge of Senior Secured Note Obligations has occurred.

            (i) Deposit, Commodities and Securities Accounts. Each Grantor shall cause each bank and other financial institution with an account referred to in
Schedule IV hereto to execute and deliver to the Collateral Agent (or its agent) a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree (except to the extent otherwise agreed to by the Trustee and the Collateral Agent), among other things, that (i) it will comply at any time with the instructions originated by the Collateral Agent (or its agent) to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions the Collateral Agent (or its agent) will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash, Commodity Contracts, securities, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent (or its agent),
(iii) any right of set off, banker's Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Collateral Agent (or its agent), and (iv) such bank or financial institution shall immediately send to the Collateral Agent (or its agent) by wire transfer (to such account as the Collateral Agent (or its agent) shall specify, or in such other manner as the Collateral Agent (or its agent) shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it. The Collateral Agent agrees with each of the Grantors that in respect of any control agreement that provides for shared control between the Collateral Agent (or its agent) and a Grantor in respect of any Deposit Account, Commodity Account or Securities Account, the Collateral Agent (or its agent) shall not deliver to the bank or financial institution a notice of exclusive control in respect of such Deposit Account, Commodity Account or Securities Account unless there is an occurrence and continuance of an Event of Default. The Collateral Agent further agrees with each of the Grantors to withdraw any such notice of exclusive control as soon as practicable upon such Event of Default ceasing to exist. Without the prior written consent of the Collateral Agent (or its agent), no Grantor shall make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto. Notwithstanding the foregoing, the provisions of this paragraph 5(i) shall not apply to Excluded Accounts or, until the date upon which the Discharge of Credit Facility Obligations has occurred, any Collateral consisting of Credit Facility Priority Collateral.

            (j) Motor Vehicles.

                  (i) At the reasonable request of the Collateral Agent, each Grantor shall (a) cause all Motor Vehicles that constitute Collateral, now owned or hereafter acquired by any Grantor, which under applicable law are required to be registered, to be properly registered in the name of such Grantor, (b) cause all Motor Vehicles that constitute Collateral, now owned or hereafter acquired by any Grantor, the ownership of which under applicable law (including without limitation, any Motor Vehicle Law), is evidenced by a certificate of title or ownership, to be properly titled in the name of such Grantor, with the Collateral Agent's Lien noted thereon and (c) if requested by the Collateral Agent, deliver to the Collateral Agent (or its custodian) originals of all such certificates of title or ownership for such Motor Vehicles, with the Collateral Agent's Lien noted thereon.

                  (ii) At the request of the Collateral Agent, upon the acquisition after the date hereof by any Grantor of any Motor Vehicle or other Equipment that constitutes Collateral subject to a certificate of title or ownership (other than a Motor Vehicle or Equipment to be acquired that is subject to a purchase money security interest permitted by Section 4.12 of the Indenture), such Grantor shall promptly notify the Collateral Agent of such acquisition, set forth a description of the Motor Vehicle or other Equipment acquired and a good faith estimate of the current value of such Motor Vehicle or Equipment, and if so requested by the Collateral Agent, promptly deliver to the Collateral Agent (or its custodian) originals of the certificates of title or ownership for such Motor Vehicle or Equipment, together with the manufacturer's statement of origin, and an application duly executed by the appropriate Grantor to evidence the Collateral Agent's Lien thereon.

                  (iii) Subject to clauses (j)(i) and (j)(ii) above, each Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state or provincial agencies to enable Motor Vehicles that constitute Collateral, now owned or hereafter acquired by such Grantor, to be retitled and the Collateral Agent listed as lienholder thereof, and (B) filing such applications with such state or provincial agencies. This appointment as attorney-in-fact is coupled with an interest and is irrevocable until the date on which the Discharge of Senior Secured Note Obligations has occurred.

                  (iv) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

                  (v) So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Collateral Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective, only upon receipt by the Collateral Agent of a certificate from such Grantor, stating that the Motor Vehicle, the Lien on which is to be released, is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss) and the amount that such Grantor will receive as sale proceeds or insurance proceeds.

            (k) Control. Each Grantor hereby agrees to take any or all action that the Collateral Agent may determine to be reasonably necessary or desirable in order for the Collateral Agent (or its agent) to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to the following Collateral: (i) Deposit Accounts, (ii) Electronic Chattel Paper, (iii) Investment Property and (iv) Letter-of-Credit Rights; provided, however, that no such action shall be required with respect to any Collateral constituting Credit Facility Priority Collateral until on or after the date upon which the Discharge of Credit Facility Obligations has occurred.

            (l) Inspection and Reporting. Each Grantor shall permit the Collateral Agent, or any agents or representatives thereof or such professionals or other Persons as the Collateral Agent may reasonably designate subject to a confidentiality agreement reasonably satisfactory to the Company, upon reasonably prior notice and during normal business hours, (i) to examine and make copies of and abstracts from such Grantor's records and books of account,
(ii) to visit and inspect its properties, (iii) to verify materials, leases, notes, Accounts, Inventory and other assets of such Grantor from time to time and (iv) to conduct audits, physical counts, appraisals and/or valuations, Phase I Environmental Site Assessments or examinations at the locations of such Grantor.

            (m) Partnership and Limited Liability Company Interest. No Grantor that is a partnership or a limited liability company shall, nor shall any Grantor with any Subsidiary that is a partnership or a limited liability company, permit such partnership interests or membership interests (excluding joint venture interests) to (i) be dealt in or traded on securities exchanges or in securities markets, (ii) become a security for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or
(iv) be evidenced by a certificate; provided, however, (A) if any Grantor's joint venture interests become evidenced by a certificate, such Grantor shall receive such certificate in trust for the benefit of the Collateral Agent, shall segregate it from such Grantor's other property and shall deliver it forthwith to the Collateral Agent subject to the requirements set forth in the Pledge Agreement and (B) if such Grantor is not party to the Pledge Agreement, such Grantor shall immediately execute and deliver a joinder agreement and become a party to the Pledge Agreement. Each Grantor agrees that such partnership interests or membership interests (including, without limitation, any such interests in joint ventures that are not certificated) shall constitute General Intangibles.

            SECTION 6. Additional Provisions Concerning the Collateral.

            (a) Each Grantor hereby (i) authorizes the Collateral Agent to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that indicate the Collateral as "all assets" or words of similar import) and (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (b) Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, and upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may take any action and execute any instrument which the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under Section 5 hereof), including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above, (iii) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent, the Trustee and the Holders with respect to any Collateral, and (iv) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent, the Trustee and the Holders with respect to any Collateral. This power is coupled with an interest and is irrevocable until the date on which the Discharge of Senior Secured Note Obligations has occurred.

            (c) For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by any Grantor (excluding Intellectual Property that is subject to a License from third parties to the extent such License expressly prohibits any of the actions specified herein, unless otherwise subject to a consent, waiver or other agreement permitting the taking of such actions specified herein), wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Indenture that limit the right of a Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, each Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor's judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the date on which the Discharge of Senior Secured Note Obligations has occurred, the Collateral Agent (subject to Section 11(e) hereof) shall release and reassign to the Grantors all of the Collateral Agent's right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever and at the Grantor's sole expense. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses heretofore granted by any Grantor or theretofore granted by any Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

            (d) If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 8 hereof and shall be secured by the Collateral.

            (e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            (f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 7. Remedies Upon Default. In each case subject to the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent's name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent's rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days' notice to a Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent, the Trustee and the Holders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Senior Secured Note Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (i) upon written notice to any Grantor from the Collateral Agent, each Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Collateral Agent may, at any time and from time to time, upon ten (10) days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (iii) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

            (b) Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 8 hereof) in whole or in part by the Collateral Agent against, all or any part of the Senior Secured Note Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Indenture. Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the date on which the Discharge of Senior Secured Note Obligations has occurred shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

            (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Holders of the Senior Secured Note Obligations are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Senior Secured Note Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the reasonable out-of-pocket costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

            (d) Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable state, provincial or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

            (e) The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Senior Secured Note Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Senior Secured Note Obligations or under which any of the Senior Secured Note Obligations is outstanding or by which any of the Senior Secured Note Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

            SECTION 8. Indemnity and Expenses.

            (a) Each Grantor jointly and severally agrees to defend, protect, indemnify and hold harmless the Collateral Agent and the Trustee (and all of their respective officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees and reasonable out-of-pocket costs and expenses (including, without limitation, reasonable legal fees, costs, expenses and disbursements of counsel for the Collateral Agent and the Trustee) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from such Person's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

            (b) Each Grantor jointly and severally agrees to pay to the Collateral Agent upon demand the amount of any and all reasonable out-of-pocket costs and expenses of the Collateral Agent, including the reasonable fees, costs, expenses and disbursements of counsel for the Collateral Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent), which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral,
(iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

            SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to a Grantor, to it in care of the Company at its address specified in the Indenture and if to the Collateral Agent, to it at U.S. Bank National Association, 425 Walnut Street, Cincinnati, Ohio 45202, Fax: (513)-632-5511,
Attention: Corporate Trust Office; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (a) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three (3) days after deposited in the mails, whichever occurs first, (b) if telecopied, when transmitted and confirmation received or (c) if delivered, upon delivery.

            SECTION 10. Security Interest Absolute. All rights of the Collateral Agent, the Trustee and the Holders, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture or any other Senior Secured Note Document, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Senior Secured Note Obligations, or any other amendment or waiver of or consent to any departure from the Indenture or any other Senior Secured Note Document, (c) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Secured Note Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Senior Secured Note Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

            SECTION 11. Miscellaneous.

            (a) No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) No failure on the part of the Collateral Agent, the Trustee or the Holders to exercise, and no delay in exercising, any right hereunder or under any other Senior Secured Note Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent, the Trustee or the Holders provided herein and in the other Senior Secured Note Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent, the Trustee or the Holders under any Senior Secured Note Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Senior Secured Note Document against such party or against any other Person, including but not limited to, any Grantor.

            (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the date on which the Discharge of Senior Secured Note Obligations has occurred and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent, the Trustee or the Holders hereunder, to the benefit of the Collateral Agent, the Trustee or the Holders and their respective permitted successors, transferees and assigns. Upon any such assignment or transfer, all references in this Agreement to any such Collateral Agent, Trustee or Holders shall mean the assignee of Collateral Agent, the Trustee or the Holders. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

            (e) Upon the date on which the Discharge of Senior Secured Note Obligations has occurred, this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Notwithstanding the foregoing, the Collateral Agent's Liens upon the Collateral shall automatically be released upon any of the events specified in
Section 10.03 of the Indenture in accordance with the terms of the Indenture, and the Collateral of any Grantor that is released from its Note Guarantee obligations and is no longer a Guarantor pursuant to Section 11.05 of the Indenture shall automatically be released upon such an event in accordance with the terms of the Indenture, and such Grantor shall no longer be a party to this Agreement. In connection with any termination or release pursuant to this Section

11(e), the Collateral Agent will, upon any Grantor's request and at such Grantor's expense, without any representation, warranty or recourse whatsoever,
(i) return to such Grantor such Collateral to be released (in the case of a release) as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (ii) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination or release.

            (f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            (g) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

            (h) EACH OF THE GRANTORS (AND BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT, THE COLLATERAL AGENT) WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER SENIOR SECURED NOTE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

            (i) Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address provided herein, such service to become effective ten (10) days after such mailing.

            (j) Nothing contained herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of any Grantor in any other jurisdiction.

            (k) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            (l) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            (m) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart.

            (n) All of the obligations of the Grantors hereunder are joint and several. The Collateral Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Collateral Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Senior Secured Note Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Collateral Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

            (o) The Collateral Agent acknowledges and agrees, on behalf of itself, the Trustee and the Holders, that, any provision of this Agreement to the contrary notwithstanding, (i) no Grantor shall be required to act or refrain from acting (A) in a manner that is inconsistent with the terms and provisions of the Intercreditor Agreement or (B) with respect to any Credit Facility Priority Collateral in any manner that would result in a default under the terms and provisions of any Credit Facility Document and (ii) any action required to be taken by a Grantor (or omission to act) pursuant to the terms of any Credit Facility Document in respect of Credit Facility Priority Collateral will not put such Grantor in violation of or result in a default under the terms of this Agreement or any other Senior Secured Note Document.

            (p) Notwithstanding any provision to the contrary contained herein, the terms of this Agreement, the Liens created hereby and the rights and remedies of the Collateral Agent, the Trustee and the Holders hereunder are subject to the terms of the Intercreditor Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                 GRANTORS:

                 MILACRON INC.

                 By: /s/ Robert P. Lienesch
                     ----------------------
                     Name: Robert P. Lienesch
                     Title: Vice President - Finance and Chief Financial Officer

                 EACH GRANTOR LISTED ON SCHEDULE A HERETO

                 By: /s/ Robert P. Lienesch
                     ----------------------
                     Name: Robert P. Lienesch
                     Title: Treasurer

                 EACH GRANTOR LISTED ON SCHEDULE B HERETO

                 By: /s/ Robert P. Lienesch
                     ----------------------
                     Name: Robert P. Lienesch
                     Title: Vice President

                 MILACRON INTERNATIONAL MARKETING COMPANY

                 By: /s/ Robert P. Lienesch
                     ----------------------
                     Name: Robert P. Lienesch
                     Title: Treasurer and Assistant Secretary

                 COLLATERAL AGENT:

                 U.S. BANK NATIONAL ASSOCIATION

                 By: /s/ Karolina K. Dies
                     --------------------
                     Name: Karolina K. Dies
                     Title: Trust Officer

                                   SCHEDULE A

Milacron Marketing Company
Northern Supply Company, Inc.
Nickerson Machinery Chicago Inc.
Pliers International, Inc.
D-M-E U.S.A. Inc.
D-M-E Manufacturing Inc.
Uniloy Milacron Inc.
Uniloy Milacron U.S.A. Inc.
Milacron Industrial Products, Inc.
Oak International, Inc.
Cimcool Industrial Products Inc.
Milacron Plastics Technologies Group Inc.

                                   SCHEDULE B

Milacron Resin Abrasives Inc.
D-M-E Company

                          SECURITY AGREEMENT SCHEDULES

                                   SCHEDULE I

              LEGAL NAMES; STATES OR JURISDICTIONS OF ORGANIZATION;
                      ORGANIZATIONAL IDENTIFICATION NUMBERS

                                                                                      FEDERAL EMPLOYER
                                                           JURISDICTION OF             IDENTIFICATION          ORGANIZATIONAL ID
                         COMPANY                             ORGANIZATION                  NUMBER                    NUMBER
--------------------------------------------------------------------------------------------------------------------------------
Milacron Inc.                                                  Delaware                  31-1062125                 2005100

Cimcool Industrial Products Inc.                               Delaware                  31-1681002                 3059230

Milacron Plastics Technologies Group Inc.                      Delaware                  31-1681007                 3059231

D-M-E Company                                                  Delaware                  31-1453086                 2580409

Milacron Industrial Products, Inc.                             Michigan                  38-3457667                  00777A

Uniloy Milacron Inc.                                           Delaware                  31-1617019                 2946694

Uniloy Milacron U.S.A. Inc.                                    Michigan                  38-2532631                 322-156

Milacron Marketing Company                                       Ohio                    31-0240580                  147731

D-M-E U.S.A. Inc.                                              Michigan                  38-1577946                 122-159

D-M-E Manufacturing Inc.                                       Delaware                  38-3491394                 3097545

Oak International, Inc.                                        Michigan                  38-2007743                 120-709

Northern Supply Company, Inc.                                 Minnesota                  41-1691017                  6Y-78

Nickerson Machinery Chicago Inc.                               Illinois                  36-3945434               D5767-658-2

Pliers International Inc.                                      Delaware                  04-3137863                 2276062

Milacron International Marketing Company                       Delaware                  31-0725217                 0637104

Milacron Resin Abrasives Inc.                                  Delaware                  31-1315621                 2252202

                                  SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner D-M-E Company (DME)

COUNTRY                        TRADEMARK                       REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                               NO.            DATE           NO.
Argentina                      DME                             1688650          9/18/1998    2127809           4/13/1967   D-M-E
Australia                      AUTO FIXED PROBE                B341704          7/19/1984    341704            1/8/1980    D-M-E
Australia                      DME                             B293730          7/29/1980    293730            1/23/1976   D-M-E
Australia                      DME                             338565           5/12/1982    338565            6/7/1978    D-M-E
Australia                      DME                             338561           4/27/1982    338561            6/7/1978    D-M-E
Australia                      DME & DESIGN                    741988           11/6/1998    741988            8/21/1997   D-M-E
Australia                      FLOW-MATE                       743279           5/25/1998    743279            9/8/1997    D-M-E
Australia                      MOLDFUSION                      875163            5/9/2001    875163            5/9/2001    D-M-E
Austria                        DME                             99128             3/5/1982    AM2997/81         12/4/1981   D-M-E
Austria                        DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Austria                        GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Austria                        METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Austria                        MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Austria                        MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Austria                        MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Austria                        PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Austria                        STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Benelux                        AUTO FIXED PROBE                344573           9/22/1977    38587             3/1/1977    D-M-E
Benelux                        DME & DESIGN                    39                1/4/1971    500117            1/4/1971    D-M-E
Benelux                        DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Benelux                        GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Benelux                        METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Benelux                        MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Benelux                        MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Benelux                        MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Benelux                        PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Benelux                        STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Brazil                         AUTO FIXED PROBE                7175590          3/10/1990    385441                        D-M-E
Brazil                         DME                             6055435          3/10/1985    30280             10/1/1984   D-M-E
Brazil                         DME                             6055427          3/10/1985    30279             10/1/1984   D-M-E
Brazil                         DME & DESIGN                    820039888        10/5/1999    820039888         8/27/1997   D-M-E
Brazil                         DME & DESIGN                                                  820039900         8/27/1997   D-M-E
Brazil                         DME & DESIGN                    820039896        8/13/2002    820039896         8/27/1997   D-M-E
Brazil                         DME & DESIGN                    200025864        8/13/2002    200025864         8/27/1997   D-M-E
Brazil                         FLOW-MATE                       820261483        11/23/1999   820261483         9/19/1997   D-M-E
Brazil                         MOLDFUSION                                                    823907260         5/8/2001    D-M-E
Canada                         AUTO FIXED PROBE                245277           5/23/1980    436001            2/19/1979   D-M-E
Canada                         DME & DESIGN                    232851           4/17/1979    416993           10/27/1977   D-M-E
Canada                         DME & DESIGN                    534116           10/5/2000    854639            8/27/1997   D-M-E
Canada                         FLOW-MATE                       533328           9/25/2000    855641            9/8/1997    D-M-E
Canada                         GALAXY                          598078           12/18/2003   1109928           7/16/2001   D-M-E
Canada                         METEOR                          580375            5/1/2003    1109929           7/16/2001   D-M-E
Canada                         MOLD BASICS                     556750           1/23/2002    1050681           3/14/2000   D-M-E
Canada                         MOLDFUSION                      637434            5/8/2001    1102382           5/8/2001    D-M-E
Canada                         PLASTICS UNIVERSITY             494012            5/6/1998    825881           10/15/1996   D-M-E
Canada                         PRO WELD                        524461            3/8/2000    873732            3/27/1998   D-M-E
Canada                         STELLAR                         582535           5/27/2003    1109927           7/16/2001   D-M-E
Chile                          DME                             636663           2/16/1982    198913           12/30/1981   D-M-E
Denmark                        DME                             869/1966          4/2/1996    250166            2/8/1965    D-M-E
Denmark                        DME & DESIGN                    869-1966          4/2/1966                                  D-M-E
Denmark                        DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E

                                  SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner D-M-E Company (DME)

COUNTRY                        TRADEMARK                       REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                               NO.            DATE           NO.
Denmark                        GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Denmark                        METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Denmark                        MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Denmark                        MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Denmark                        MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Denmark                        PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Denmark                        STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
European Community             DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
European Community             GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
European Community             METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
European Community             MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
European Community             MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
European Community             MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
European Community             PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
European Community             STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Finland                        DME                             93375            5/14/1996    6055/81          12/30/1981   D-M-E
Finland                        DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Finland                        GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Finland                        METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Finland                        MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Finland                        MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Finland                        MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Finland                        PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Finland                        STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
France                         DME                             1578495           3/1/1980    192649            3/1/1980    D-M-E
France                         DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
France                         GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
France                         METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
France                         MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
France                         MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
France                         MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
France                         PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
France                         STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Germany                        AUTO FIXED PROBE                974202           7/31/1978    15450             3/30/1977   D-M-E
Germany                        DME & DESIGN                    948480           8/27/1976    13995             5/11/1973   D-M-E
Germany                        DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Germany                        GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Germany                        METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Germany                        MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Germany                        MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Germany                        MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Germany                        PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Germany                        STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Greece                         DME                             71577             5/2/1983    71577             4/9/1982    D-M-E
Greece                         DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Greece                         GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Greece                         METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Greece                         MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Greece                         MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Greece                         MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Greece                         PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E

                                  SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner D-M-E Company (DME)

COUNTRY                        TRADEMARK                       REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                               NO.            DATE           NO.
Greece                         STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Hong Kong                      DME                             B29/72           1/12/1972    2790              9/30/1970   D-M-E
India                          DME                             580877           9/11/1992    580877            9/11/1992   D-M-E
India                          DME                                                           580879            9/11/1992   D-M-E
India                          DME                                                           580876            9/11/1992   D-M-E
India                          DME                                                           580878            9/11/1992   D-M-E
Indonesia                      DME                             385166            9/2/1997    615278            1/9/1981    D-M-E
Ireland                        DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Ireland                        GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Ireland                        METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Ireland                        MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Ireland                        MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Ireland                        MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Ireland                        PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Ireland                        STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Israel                         DME                             53491             1/1/1987    53491            12/31/1981   D-M-E
Italy                          AUTO FIXED PROBE                793171           10/25/1999   1148/97           4/27/1977   D-M-E
Italy                          DME                             427257           3/30/1985    41105-C/84        9/19/1984   D-M-E
Italy                          DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Italy                          GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Italy                          METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Italy                          MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Italy                          MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Italy                          MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Italy                          PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Italy                          STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Japan                          AUTO FIXED PROBE                3335392          7/25/1997    40663/95          4/21/1995   D-M-E
Japan                          DME & DESIGN                    4412311          8/25/2000    153688/97         8/29/1997   D-M-E
Japan                          DME & DESIGN                    4412311          8/25/2000    153688/97         8/29/1997   D-M-E
Japan                          JADME                           1120975          5/12/1985    224369/84        12/18/1984   D-M-E
Japan                          MOLD BASICS                     4620315          11/15/2002   64409/2001        7/13/2001   D-M-E
Korea, Republic of             DME                             85840            11/23/1982   92-1459           1/4/1982    D-M-E
Korea, Republic of             DME                             85841            11/23/1982   92-1460           1/4/1982    D-M-E
Korea, Republic of             DME                             272737           8/27/1993    92-30592         10/30/1992   D-M-E
Korea, Republic of             DME                             85007            11/2/1982    82-11             1/4/1982    D-M-E
Malaysia                       DME                             2115/84          12/7/1989    84/02115          5/4/1984    D-M-E
Mexico                         DME                             241594           10/1/1979                      10/1/1979   D-M-E
Mexico                         DME & DESIGN                    625666           9/29/1999    306040            8/28/1997   D-M-E
Mexico                         DME & DESIGN                    619261           8/26/1999    306041            8/28/1997   D-M-E
Mexico                         DME & DESIGN                    570147           2/19/1998    306042            8/28/1997   D-M-E
Mexico                         DME & DESIGN                    643527           2/25/2000    306043            8/28/1997   D-M-E
Mexico                         FLOW-MATE                       565452           11/28/1997   310928           10/15/1997   D-M-E
Mexico                         MOLDFUSION                      731308           1/30/2002    484400            5/9/2001    D-M-E
Mexico                         PLASTICS UNIVERSITY             565453           11/28/1997   310929           10/15/1997   D-M-E
Mexico                         PRO WELD                        577992           5/28/1998    330340            4/23/1998   D-M-E
New Zealand                    DME                             B140255           1/6/1983    B140255           1/6/1982    D-M-E
New Zealand                    DME                             B140256           1/6/1983    B140256           1/6/1982    D-M-E
New Zealand                    DME                             B140258           1/6/1983    B140258           1/6/1982    D-M-E
New Zealand                    DME                             B140259           1/6/1983    B140259           1/6/1982    D-M-E
New Zealand                    DME & DESIGN                    B281267          12/15/1998   281267            8/21/1997   D-M-E
New Zealand                    DME & DESIGN                    B281266          12/15/1998   281266            8/21/1997   D-M-E

                                  SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner D-M-E Company (DME)

COUNTRY                        TRADEMARK                       REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                               NO.            DATE           NO.
New Zealand                    DME & DESIGN                    B281265          12/15/1998   281265            8/21/1997   D-M-E
New Zealand                    DME & DESIGN                    B281264           7/6/1999    281264            8/21/1997   D-M-E
New Zealand                    FLOW-MATE                       282085            9/9/1997    282085            9/9/1997    D-M-E
New Zealand                    MOLDFUSION                      637434            5/8/2001    637434            5/8/2001    D-M-E
Norway                         DME & DESIGN                    123417           12/12/1985   842057            6/14/1984   D-M-E
Peru                           DME                             44327            4/30/1987    118150                        D-M-E
Peru                           DME                             44328            4/30/1987    118150                        D-M-E
Portugal                       DME & DESIGN                    132202           1/10/1967    132202            9/15/1965   D-M-E
Portugal                       DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Portugal                       GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Portugal                       METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Portugal                       MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Portugal                       MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Portugal                       MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Portugal                       PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Portugal                       STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Singapore                      DME                             3751/80          8/29/1980                      8/29/1980   D-M-E
South Africa                   DME                             82/0080          9/14/1984    82/0080           1/6/1982    D-M-E
South Africa                   DME                             82/0081          9/14/1984    82/0081           1/6/1982    D-M-E
South Africa                   DME                             82/0083          1/14/1984    82/0083           1/6/1982    D-M-E
South Africa                   DME                             82/0084          1/14/1984    82/0084           1/6/1982    D-M-E
Spain                          DME                             1752842          12/5/1995    1752842           3/26/1993   D-M-E
Spain                          DME                             468409           2/18/1966    468409            3/11/1965   D-M-E
Spain                          DME                             468410           2/18/1966    468410            3/11/1965   D-M-E
Spain                          DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Spain                          GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Spain                          METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Spain                          MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Spain                          MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Spain                          MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Spain                          PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Spain                          STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Sweden                         DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
Sweden                         GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
Sweden                         METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
Sweden                         MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
Sweden                         MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
Sweden                         MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
Sweden                         PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
Sweden                         STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E
Switzerland                    DME & DESIGN                    339120           7/22/1965                      1/25/1965   D-M-E
Taiwan                         DME                             47864             7/1/1971    31073/59          10/1/1970   D-M-E
United Kingdom                 DME                             1122553          4/29/1981    1122553          10/17/1979   D-M-E
United Kingdom                 DME & DESIGN                    605162           8/22/1997    605162            8/22/1997   D-M-E
United Kingdom                 GALAXY                          2276392          6/27/2001    2276392           6/27/2001   D-M-E
United Kingdom                 METEOR                          2276004          6/27/2001    2276004           6/27/2001   D-M-E
United Kingdom                 MOLD BASICS                     2304467          6/27/2001    2304467           6/27/2001   D-M-E
United Kingdom                 MOLD BASICS                     2658813          4/17/2002    2658813           4/17/2002   D-M-E
United Kingdom                 MOLDFUSION                      2208221           5/8/2001    2208221           5/8/2001    D-M-E
United Kingdom                 PLASTICS UNIVERSITY             371153           12/4/1998    371153            11/8/1996   D-M-E
United Kingdom                 STELLAR                         2276137          6/27/2001    2276137           6/27/2001   D-M-E

                                  SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner D-M-E Company (DME)

COUNTRY                        TRADEMARK                       REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                               NO.            DATE           NO.
United States of America       AUTO FIXED                      1094237          6/27/1978    73/104475        10/26/1976   D-M-E
United States of America       COOL ONE                        1486791           5/3/1988    73/681520         8/31/1987   D-M-E
United States of America       CSS                             1523368           2/7/1989    738991            7/11/1988   D-M-E
United States of America       DME                             1842659           7/5/1994    74/192065         8/6/1991    D-M-E
United States of America       DME                             1761043          3/30/1993    74/192072         8/6/1991    D-M-E
United States of America       D-M-E                           1217295          11/23/1982   73/254044         3/14/1980   D-M-E
United States of America       D-M-E                           1721367          10/6/1992    74/143455         3/1/1991    D-M-E
United States of America       DME & DESIGN                    812785           8/16/1966    72/216273         4/12/1965   D-M-E
United States of America       DME & DESIGN                    2232773          3/16/1999    75/249338         2/28/1997   D-M-E
United States of America       DSS                             2080550          7/22/1997    74/649533         3/21/1995   D-M-E
United States of America       FLOW-MATE                       2259234           7/6/1999    75/462898         4/6/1998    D-M-E
United States of America       GALAXY                          2443512          4/10/2001    75/852771        11/19/1999   D-M-E
United States of America       HOT ONE                         1443965          6/23/1987    73/623620         10/2/1986   D-M-E
United States of America       IN2                                                           76/495808         3/10/2003   D-M-E
United States of America       INTEGRITY                                                     76/489773         2/13/2003   D-M-E
United States of America       METEOR                          2486347           9/4/2001    76/072416         6/5/2000    D-M-E
United States of America       MFP                             1525409          2/21/1989    737250            6/29/1988   D-M-E
United States of America       MFP                             1451556           8/4/1987    73/600078         5/22/1986   D-M-E
United States of America       MINI-MIGHT                      2394775          10/17/2000   75/581193         11/5/1998   D-M-E
United States of America       MOLD BASICS                     2468501          7/10/2001    75/864985         12/6/1999   D-M-E
United States of America       MOLD SAVER                      1223834          1/18/1983    73/341412        12/14/1981   D-M-E
United States of America       MOLDERBASICS                                                  76/452557         9/25/2002   D-M-E
United States of America       MOLDFUSION                      2648270          11/12/2002   76/162223         11/9/2000   D-M-E
United States of America       PLASTICS UNIVERSITY             2137820          2/17/1998    75/087787         4/15/1996   D-M-E
United States of America       QDS                             2504707          11/6/2001    76/237215         4/9/2001    D-M-E
United States of America       SELECTBASE                      2738749          7/15/2003    76/379023         3/7/2002    D-M-E
United States of America       SELECTIVE CYCLE                 1625672          12/4/1990    73/738990         7/11/1988   D-M-E
Michigan (U.S.A.)              SELECTIVE CYCLE                 M41071            2/9/1990                                  D-M-E
United States of America       SELECTIVE CYCLE                 1466028          11/17/1987   73/610573         7/22/1986   D-M-E
United States of America       SMART SERIES                    1616459          10/9/1990    73/737240         6/29/1988   D-M-E
United States of America       SMART SERIES                    1466029          11/17/1987   73/610574         7/22/1986   D-M-E
United States of America       SMART START                     1530609          3/21/1989    73/689197         10/8/1987   D-M-E
United States of America       SSH                             1953371          1/30/1996    74/649531         3/21/1995   D-M-E
United States of America       SSM                             1476579          2/16/1988    73/600084         5/22/1986   D-M-E
United States of America       STELLAR                         2632679          10/8/2002    76/072415         6/5/2000    D-M-E
United States of America       STEP START                      1449087          7/21/1987    73/610575         7/22/1986   D-M-E
United States of America       STRAIGHT SHOT                   2591575           7/9/2002    76/336251        11/13/2001   D-M-E
United States of America       TAS                             1953372          1/30/1996    74/649532         3/21/1995   D-M-E
United States of America       VECTORFORM                                                    76/525022         6/23/2003   D-M-E
United States of America       VICTORY                                                       76/524043         6/20/2003   D-M-E
Venezuela                      DME                             57874            5/11/1970    1250                          D-M-E

                                  SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner D-M-E USA Inc. (DMU)

COUNTRY                        TRADEMARK                       REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                               NO.            DATE           NO.
United States of America       MUD                             1585322           3/6/1990    73/812525         7/14/1989   DMU

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
Algeria                        MILACRON                           48576            1/17/1975    15158             1/17/1975   MI
Argentina                      CIMCOOL                            1587126          2/29/1972    865837            10/29/1970  MI
Argentina                      MAGNA                              1639441          7/29/1997    2035102           5/29/1996   MI
Argentina                      MILACRON                           1644038           9/9/1997    837192            1/14/1970   MI
Argentina                      MILACRON                           1459431          7/30/1993    837193            1/14/1970   MI
Argentina                      MILACRON                           1421849          10/23/1980   837194            1/14/1970   MI
Argentina                      MILACRON                           1421850          10/23/1980   837197            1/14/1970   MI
Australia                      CIMCLEAN                           A374553          4/22/1982    374553            4/22/1982   MI
Australia                      CIMCOOL                            A374557          4/22/1982    374557            4/22/1982   MI
Australia                      CIMDRAULIC                         1316374          1/29/1985    445030            9/23/1983   MI
Australia                      CIMFLO                             A374552          4/22/1982    374552            4/22/1982   MI
Australia                      CIMFREE                            A318179          5/12/1978    318179            5/12/1978   MI
Australia                      CIMGUARD                           A374554          4/22/1982    374554            4/22/1982   MI
Australia                      CIMGUARDIAN                        784007           1/29/1999    784007            1/29/1999   MI
Australia                      CIMPERIAL                          A374556          12/20/1984   374556            4/22/1982   MI
Australia                      CIMSTAR                            A505858          5/17/1991    505858             3/2/1989   MI
Australia                      CIMTAP                             A374550          4/22/1982    374550            4/11/1982   MI
Australia                      CIMTECH                            A505862          5/17/1991    505862             3/2/1989   MI
Australia                      CORPORATE LOGO DESIGN              724721           12/23/1996   724721            12/23/1996  MI
Australia                      MAGNA                              709734           5/31/1996    709734            5/31/1996   MI
Australia                      MILACRON                           235554            1/7/1970    235554             1/7/1970   MI
Australia                      MILACRON                           A235552           1/7/1970    235552             1/7/1970   MI
Australia                      MILACRON                           A235555           1/7/1970    235555             1/7/1970   MI
Australia                      MILACRON                           A235556           1/7/1970    235556             1/7/1970   MI
Australia                      QUAL STAR                          A429795          7/12/1985    429795            7/12/1985   MI
Australia                      SIGMA                              701983            5/8/1997    701983             2/6/1996   MI
Austria                        CIMCLEAN                           79052             2/7/1975    AM2515/74         10/22/1974  MI
Austria                        CIMFLO                             79054             2/7/1975    AM2517/74         10/22/1974  MI
Austria                        CIMGUARD                           79055             2/7/1975    AM2518/74         10/22/1974  MI
Austria                        CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Austria                        CIMPERIAL                          43380            12/11/1960   AM 89/60          1/20/1960   MI
Austria                        CIMPLUS                            43437            5/18/1960                      5/18/1960   MI
Austria                        CIMTAP                             79 053            2/7/1975    AM2516/74         10/22/1974  MI
Austria                        CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Austria                        MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Austria                        MILACRON                           68215            1/12/1971    AM1541/70          7/7/1970   MI
Austria                        PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Austria                        QUAL STAR                          111380           1/14/1986    AM2146/85         7/10/1985   MI
Austria                        VISTA SENTRY                       143139           8/17/1992    AM 1932/92        4/16/1992   MI
Bangladesh                     MILACRON                           6107             12/19/1973   6107              12/19/1973  MI
Bangladesh                     MILACRON                           6102             12/19/1973   6102              12/19/1973  MI
Bangladesh                     MILACRON                           6106             12/19/1973   6105              1/19/1973   MI
Bangladesh                     MILACRON                           6106             12/19/1973   6106              12/19/1973  MI
Benelux                        CIMCLEAN                           332809           10/23/1974   35033             10/23/1974  MI
Benelux                        CIMCOOL                            30360            5/11/1974    3938              5/11/1971   MI
Benelux                        CIMDRAULIC                         404479           11/23/1984   52415             11/23/1984  MI
Benelux                        CIMFLO                             329114           10/23/1974   35032             10/23/1974  MI
Benelux                        CIMFREE                            351376           5/10/1978    624412            5/10/1978   MI
Benelux                        CIMGUARD                           30357            5/11/1971    3935              5/11/1971   MI
Benelux                        CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Benelux                        CIMPERIAL                          30361            5/11/1971    3939              5/11/1971   MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
Benelux                        CIMPLUS                            30362            5/11/1971    3940              5/11/1971   MI
Benelux                        CIMTAP                             329115           10/23/1974   35034             10/23/1974  MI
Benelux                        CIMVANTAGE                         628924           2/19/1998    910683            2/19/1998   MI
Benelux                        CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Benelux                        MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Benelux                        MILACRON                           30363            5/11/1971    3941              5/11/1971   MI
Benelux                        MSL                                384835           10/5/1982    47670             10/5/1982   MI
Benelux                        PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Benelux                        QUAL STAR                          412407            7/8/1985    53866              7/8/1985   MI
Bolivia                        MILACRON                           24568-C          5/21/1970                       3/3/1970   MI
Bolivia                        MILACRON                           24567-C          5/21/1970                       3/3/1970   MI
Bolivia                        MILACRON                           24569-C          5/21/1970                       3/3/1970   MI
Bolivia                        MILACRON                           24826-C          7/14/1970                      4/16/1970   MI
Bosnia-Herzegovina             MILACRON                           BAZR96258         3/1/1992                                  MI
Brazil                         CIMCLEAN                           814422016        6/26/1990    814421016          9/1/1988   MI
Brazil                         CIMCOOL                            7172842          8/10/1980    942713            11/4/1970   MI
Brazil                         CIMDRAULIC                         811815730        9/16/1986    811815730         12/12/1984  MI
Brazil                         CIMFLO                             814417086        6/26/1990    814417086         8/29/1988   MI
Brazil                         CIMGUARD                           7000375          10/10/1979   4580/M-72         3/29/1972   MI
Brazil                         CIMPERIAL                          6954049          7/25/1979    4.579/M-72        3/29/1972   MI
Brazil                         CIMSTAR                            815335164        6/26/1990    815335164          1/9/1990   MI
Brazil                         CIMTAP                             814609295         9/4/1990    814609295         11/29/1988  MI
Brazil                         CIMTECH                            815335164        2/25/1992    815335164          1/9/1990   MI
Brazil                         MAGNA                              819381098         3/5/2003    819381098         7/16/1996   MI
Brazil                         MILACRON                           6143148          10/10/1985   20556             11/29/1971  MI
Brazil                         MILACRON                           6668488          10/25/1978   13609             8/10/1971   MI
Brazil                         MILACRON                           6668470          4/25/1978    13608             8/10/1971   MI
Brazil                         MSL                                811011860        2/14/1984    811011860         11/10/1982  MI
Brazil                         PROWLER                            820348961        12/7/1999    820348961         10/31/1997  MI
Brazil                         VISTA SENTRY                       816873321        1/17/1994    816873321         8/26/1992   MI
Bulgaria                       MILACRON                           7432             1/22/1970    97                1/22/1970   MI
Canada                         CENTER SAVER                       284414           10/28/1983   498165             2/2/1983   MI
Canada                         CIMCLEAN                           284413           10/28/1983   498164             2/2/1983   MI
Canada                         CIMCOOL                            179568           11/19/1971   337320            10/26/1970  MI
Canada                         CIMCOOL FIVE STAR                  283720           9/30/1983    498167             2/2/1983   MI
Canada                         CIMFLO                             295003           9/14/1984    498168             2/2/1983   MI
Canada                         CIMFREE                            284416           10/28/1983   498169             2/2/1983   MI
Canada                         CIMGUARDIAN                        540798            2/5/2001    1003931            2/2/1999   MI
Canada                         CIMPERIAL                          283721           9/30/1983    498170             2/2/1983   MI
Canada                         CIMTAP                             284415           10/28/1983   498166             2/2/1983   MI
Canada                         CIMVANTAGE                         535766           10/25/2000   870006            2/20/1998   MI
Canada                         CORPORATE LOGO DESIGN              518439           10/21/1999   832344            12/23/1996  MI
Canada                         ELEKTRA                            500224            8/9/1998    776286            2/22/1995   MI
Canada                         LUBRICANT Q                        514556           8/17/1999    860742            11/5/1997   MI
Canada                         MILACRON                           190766           5/11/1973    328461            12/10/1969  MI
Canada                         MSL                                282997            9/2/1983    495994            12/9/1982   MI
Canada                         QUAL STAR                          316730           7/25/1986    545964            7/11/1985   MI
Canada                         VISTA SENTRY                       418273           10/15/1993   703785            4/27/1992   MI
Chile                          MILACRON                           193046           5/29/1974    4622              1/23/1974   MI
Chile                          MILACRON                           591779           11/3/1970    59690-B           2/11/1970   MI
China                          CINCINNATI MILACRON                143946           1/29/1981                      5/22/1979   MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
China                          CINCINNATI MILACRON                143944           1/29/1981                      5/22/1979   MI
China                          CINCINNATI MILACRON                613443           10/10/1992   91034322          7/23/1991   MI
China                          CORPORATE LOGO DESIGN              1152043          2/21/1998    970013576         2/12/1997   MI
China                          CORPORATE LOGO DESIGN              1150595          2/14/1998    970013577         2/12/1997   MI
China                          CORPORATE LOGO DESIGN              1160968          3/21/1998    970013578          3/3/1997   MI
China                          CORPORATE LOGO DESIGN              1163182          3/28/1998    970013579          3/3/1997   MI
China                          MAGNA                              1128978          11/20/1997   960076616          7/1/1996   MI
China                          MILACRON                                                         3416332           12/23/2002  MI
China                          MILACRON                                                         3416361           12/23/2002  MI
China                          MILACRON                                                         3416360           12/23/2002  MI
China                          MILACRON                                                         3416359           12/23/2002  MI
China                          MILACRON (CHINESE)                                               3416358           12/23/2002  MI
China                          MILACRON (CHINESE)                                               3416351           12/23/2002  MI
China                          MILACRON (CHINESE)                                               3416350           12/23/2002  MI
China                          MILACRON (CHINESE)                                               3416349           12/23/2002  MI
China                          SIGMA                              1029169          6/13/1997    960033932         2/26/1996   MI
Colombia                       CIMFLO                             128273           3/23/1990    268424            3/27/1987   MI
Colombia                       CIMFLO                             142063            7/5/1993    268425            3/27/1987   MI
Colombia                       CIMFLO                             142064            7/7/1993    268426            3/27/1987   MI
Colombia                       MILACRON                           74675             6/3/1971    120013            2/12/1970   MI
Colombia                       MILACRON                           74677             6/3/1971    120013            2/12/1970   MI
Colombia                       MILACRON                           74676             6/3/1971    120013            2/12/1970   MI
Croatia                        MILACRON                           Z920655           3/1/1992                                  MI
Czech Republic                 MILACRON                           159702           12/18/1969                     12/18/1969  MI
Denmark                        CIMCLEAN                           3248/75          8/22/1975    4352/74           10/9/1974   MI
Denmark                        CIMCOOL                            1201/1970         4/3/1970    4299/1969         10/21/1969  MI
Denmark                        CIMFLO                             3249/75          8/22/1975    4354/74           10/9/1974   MI
Denmark                        CIMGUARD                           1971/75           5/2/1975    4253/74           10/9/1974   MI
Denmark                        CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Denmark                        CIMPERIAL                          2134/76          6/18/1976    4250/74           10/9/1974   MI
Denmark                        CIMPLUS                            3524/76          10/29/1976   4351/74           10/9/1974   MI
Denmark                        CIMTAP                             3309/76          10/8/1976    4255/74           10/9/1974   MI
Denmark                        CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Denmark                        MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Denmark                        MILACRON                           3267/1970        10/23/1970   53/70              1/6/1970   MI
Denmark                        PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Ecuador                        MILACRON                           256/71           2/13/1970    110               2/13/1970   MI
Egypt                          MILACRON                           50411            3/20/1975    50411             3/20/1975   MI
Egypt                          MILACRON                           50409            3/20/1975    50409             3/20/1975   MI
Egypt                          MILACRON                           50413            3/20/1975    50413             3/20/1975   MI
Egypt                          MILACRON                           50412            3/20/1975    50412             3/20/1975   MI
European Community             CIMCLEAN                                                         3465697           10/29/2003  MI
European Community             CIMCOOL                                                          3465648           10/29/2003  MI
European Community             CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
European Community             CIMPERIAL                                                        3465713           10/29/2003  MI
European Community             CIMPLUS                                                          3465747           10/29/2003  MI
European Community             CIMSTAR                                                          3465762           10/29/2003  MI
European Community             CIMTECH                                                          3465804           10/29/2003  MI
European Community             CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
European Community             MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
European Community             MILFORM                                                          3465812           10/29/2003  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
European Community             MILPRO                                                           3465581           10/29/2003  MI
European Community             PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Finland                        CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Finland                        CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Finland                        MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Finland                        MILACRON                           61593            11/1/1973    63/70              1/8/1970   MI
Finland                        PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
France                         CIMCLEAN                           1473455          7/23/1968    50481             7/23/1968   MI
France                         CIMCOOL                            1313399          1/29/1960    70649             1/29/1960   MI
France                         CIMDRAULIC                         1292256          12/11/1984   724303            12/11/1984  MI
France                         CIMFLO                             1283991          9/14/1984    180526            10/21/1974  MI
France                         CIMFREE                            1464935           6/8/1978    281023             6/8/1978   MI
France                         CIMGUARD                           1473460          6/27/1988    50464             7/23/1968   MI
France                         CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
France                         CIMPERIAL                          1309590          1/29/1960    70650             1/29/1960   MI
France                         CIMPLUS                            1309589          12/16/1960   70651             1/29/1960   MI
France                         CIMTAP                             1473459          6/27/1968    50491             7/23/1968   MI
France                         CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
France                         ELEKTRA                            96/561.221        3/3/1995    95/561221          3/3/1995   MI
France                         MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
France                         MILACRON                           1559051          11/9/1970    91276              1/5/1970   MI
France                         MSL                                1217286          10/29/1982   643985            10/29/1982  MI
France                         PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
France                         QUAL STAR                          1320493          8/20/1985    755900            8/20/1985   MI
France                         VISTA SENTRY                       92/419.067       5/15/1992    92419067          5/15/1992   MI
Germany                        CIMCLEAN                           936611           10/16/1975   C24448/1WZ        11/25/1974  MI
Germany                        CIMCOOL                            695994           10/13/1956   C 4942/6WZ        8/31/1954   MI
Germany                        CIMDRAULIC                         1081058          11/25/1984   C33642/2WZ        11/20/1984  MI
Germany                        CIMFLO                             934911           9/24/1975    C24357/4WZ        9/24/1974   MI
Germany                        CIMGUARD                           935642           11/25/1975   C24446/2WZ        11/25/1974  MI
Germany                        CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Germany                        CIMPERIAL                          743157            3/7/1960    C9803/6WZ          3/7/1960   MI
Germany                        CIMPLUS                            820920            3/7/1960    C9802/6WZ          3/7/1960   MI
Germany                        CIMTAP                             937476           11/25/1975   C24447/WZ         11/25/1974  MI
Germany                        COMPETENCE IN EXTRUSION (CL)                                                                   MI
Germany                        CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Germany                        CPM                                39652238          4/7/1997    39652238.6        11/30/1996  MI
Germany                        ELEKTRA                            39508743         12/20/1995   39508743          2/27/1995   MI
Germany                        MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Germany                        MILACRON                           952364            2/8/1970    C20353/1WZ         1/8/1970   MI
Germany                        POWERUNIT (CL)                                                                                 MI
Germany                        PROCUT (CL)                                                                                    MI
Germany                        PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Germany                        QUAL STAR                          1103002           3/2/1987    C34317/1WZ         7/8/1985   MI
Germany                        TWINPOWER (CL)                                                                                 MI
Germany                        VISTA SENTRY                       2033550          3/29/1993    C43419/7WZ        4/16/1992   MI
Ghana                          MILACRON                           19734            2/14/1976    19734             2/14/1975   MI
Ghana                          MILACRON                           19731            4/20/1976    19731             2/14/1975   MI
Ghana                          MILACRON                           19733            2/14/1975    19733             2/14/1975   MI
Greece                         CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
Greece                         CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Greece                         MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Greece                         MILACRON                           43431             2/2/1970    43431              2/2/1970   MI
Greece                         PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Hungary                        MILACRON                           122009           7/15/1970    112892            7/15/1970   MI
India                          CENTER SAVER                                                     629244            5/30/1994   MI
India                          CIMCLEAN                                                         629238            5/30/1994   MI
India                          CIMCOOL                                                          629239            5/30/1995   MI
India                          CIMDRAULIC                         430221           11/26/1984   430221            11/26/1984  MI
India                          CIMFLO                                                           629230            5/30/1994   MI
India                          CIMFREE                                                          629234            5/30/1994   MI
India                          CIMGUARD                                                         629237            5/30/1994   MI
India                          CIMPERIAL                                                        629240            5/30/1994   MI
India                          CIMPLUS                                                          629235            5/30/1994   MI
India                          CIMSTAR                                                          629246            5/30/1994   MI
India                          CIMTAP                                                           629243            5/30/1994   MI
India                          CIMTECH                                                          629242            5/30/1994   MI
India                          CORPORATE LOGO DESIGN                                            753458            1/22/1997   MI
India                          CORPORATE LOGO DESIGN              753459           12/5/2003    753459            1/22/1997   MI
India                          CORPORATE LOGO DESIGN                                            753460            1/22/1997   MI
India                          CORPORATE LOGO DESIGN                                            753461            1/22/1997   MI
India                          ELEKTRA                                                          656437            2/22/1995   MI
India                          LUBRICANT Q                                                      778953            11/19/1997  MI
India                          MAGNA                                                            783603            12/26/1997  MI
India                          MILACRON                           261265           12/15/1969   261265            12/15/1969  MI
India                          MILACRON                           261267           12/15/1969   261267            12/15/1969  MI
India                          MILACRON                           261268           12/15/1969   261268            12/15/1969  MI
India                          MILACRON                           261269           12/15/1969   261269            12/15/1969  MI
India                          MILCOOL                                                          629241            5/30/1994   MI
India                          MILHONE                                                          629247            5/30/1994   MI
India                          MILPLUS                                                          629232            5/30/1994   MI
India                          MILPRO                                                           629233            5/30/1995   MI
India                          MILQUENCH                                                        629231            5/30/1994   MI
India                          QUAL STAR                          440040           7/10/1985    440040            7/10/1985   MI
India                          SIGMA                                                            697633             2/8/1996   MI
Indonesia                      MILACRON                           416631           7/12/1998    15257/87          10/8/1987   MI
Iran                           MILACRON                           47047            4/20/1977    68923             4/20/1977   MI
Ireland                        CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Ireland                        CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Ireland                        MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Ireland                        MILACRON                           76210             1/9/1970    37/70              1/9/1970   MI
Ireland                        MILACRON                           76212             1/9/1970    39/70              1/9/1970   MI
Ireland                        MILACRON                           76213             1/9/1970    40/70              1/9/1970   MI
Ireland                        MILACRON                           76214             1/9/1970    41/70              1/9/1970   MI
Ireland                        PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Israel                         MILACRON                           31237            12/16/1969   31237             12/16/1969  MI
Israel                         MILACRON                           31239            12/16/1969   31239             12/16/1969  MI
Israel                         MILACRON                           31240            12/16/1969   31240             12/16/1969  MI
Israel                         MILACRON                           31241            12/16/1969   31241             12/16/1969  MI
Italy                          CIMCLEAN                           683760            7/4/1996    40861-C/74        10/18/1974  MI
Italy                          CIMCOOL                            689393           8/30/1954    35/232            8/30/1954   MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
Italy                          CIMDRAULIC                         683761            7/4/1996    41550-C/84         5/2/1986   MI
Italy                          CIMFLO                             683762            7/4/1996    40862-C/74        10/18/1974  MI
Italy                          CIMFREE                            380610           6/15/1985    40442-C/78        6/15/1978   MI
Italy                          CIMGUARD                           683763            7/4/1996    40888-C/74        10/25/1974  MI
Italy                          CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Italy                          CIMPERIAL                          391218           1/25/1960    52/229            1/25/1960   MI
Italy                          CIMPLUS                            391219           1/25/1960    52/230            1/25/1960   MI
Italy                          CIMTAP                             683765           10/18/1996   40863-C/64        10/18/1974  MI
Italy                          CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Italy                          MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Italy                          MILACRON                           576283            1/5/1970    91276              1/5/1970   MI
Italy                          MSL                                403646           10/19/1986   40989-C/82        10/19/1982  MI
Italy                          PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Italy                          QUAL STAR                          717094            7/6/1997    41029-C/85        8/29/1985   MI
Italy                          VISTA SENTRY                       635131           11/23/1994   92C001101         5/26/1992   MI
Japan                          CIMCLEAN                           1669892          3/22/1984    33028/1973        2/22/1973   MI
Japan                          CIMCOOL                            1056205          2/14/1974    113249/70         10/28/1970  MI
Japan                          CIMDRAULIC                         1953738           9/3/1986    131830/84         12/21/1984  MI
Japan                          CIMFLO                             1731150          11/27/1984   33025/1973        2/22/1973   MI
Japan                          CIMFREE                            1774208          5/30/1985    35956/1978        5/12/1978   MI
Japan                          CIMGUARD                           1314703          12/2/1977    33022/1973        2/22/1973   MI
Japan                          CIMGUARDIAN                                                      7078/1999         1/28/1999   MI
Japan                          CIMPERIAL                          2101572          12/19/1988   93994/1986         9/4/1986   MI
Japan                          CIMPLUS                            2259969          9/30/1990    93993/1986         9/4/1986   MI
Japan                          CIMTAP                             1760421          4/23/1985    33023/1973        2/22/1973   MI
Japan                          CORPORATE LOGO DESIGN              4162616           7/3/1998    10371/1997         3/3/1997   MI
Japan                          CORPORATE LOGO DESIGN              4162617           7/3/1998    10372/1997         3/3/1997   MI
Japan                          CORPORATE LOGO DESIGN              4153423           6/5/1998    10373/1997         3/3/1997   MI
Japan                          CORPORATE LOGO DESIGN              4239557          2/12/1999    10374/1997         3/3/1997   MI
Japan                          ELEKTRA                            4734733          12/19/2003    68396/1995        7/6/1995   MI
Japan                          MILACRON                           2301718          2/27/1991    57-011287         2/15/1982   MI
Japan                          MILACRON                           1416271          1/30/1980    2301/1970          1/7/1970   MI
Japan                          MILACRON                           1591160          5/27/2003    86080/78          11/28/1978  MI
Japan                          MILACRON (KATAKANA)                2301719          2/27/1991    57-011288         2/15/1982   MI
Japan                          MIRACLON (KATAKANA)                628957           12/16/1993   S37-035473        11/1/1962   MI
Japan                          MSL                                1805650          9/27/1985    88384/1982        10/6/1982   MI
Japan                          QUAL STAR                          2027888          2/22/1988    73397/1985        7/16/1985   MI
Japan                          SHIMITOP                           691407           12/2/1965    5110/1964         2/11/1964   MI
Japan                          VISTA                              2697975          10/31/1994   38886/89           4/4/1989   MI
Japan                          VISTA SENTRY                       3017357          12/22/1994   014980/92         4/17/1992   MI
Korea, Republic of             CIMCLEAN                           187580           1/24/1990    88-18616          8/20/1988   MI
Korea, Republic of             CIMCOOL                            187581           1/24/1990    88-18617          8/20/1988   MI
Korea, Republic of             CIMDRAULIC                         127107            7/9/1986    84-17532          11/24/1984  MI
Korea, Republic of             CIMFLO                             181275           10/16/1989   88-18616          8/20/1988   MI
Korea, Republic of             CIMGUARD                           195581            7/5/1990    89-5404            3/8/1989   MI
Korea, Republic of             CIMGUARDIAN                        466916           3/20/2000    99-5287           2/23/1999   MI
Korea, Republic of             CIMPERIAL                          181277           10/16/1989   88-18618          8/20/1988   MI
Korea, Republic of             CIMSTAR                            187582           1/24/1990    99-18619          8/20/1988   MI
Korea, Republic of             CIMTAP                             181276           10/16/1989   88-18615          8/20/1988   MI
Korea, Republic of             CIMTECH                            194446           6/21/1990    88-21113          9/20/1988   MI
Korea, Republic of             MILACRON                           82855            7/12/1982    10099/1981        11/13/1981  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
Korea, Republic of             MILACRON                           19671            6/23/1970    982/1970          3/12/1970   MI
Korea, Republic of             MILACRON                           19632            6/20/1970    983/1970          3/12/1970   MI
Korea, Republic of             MILCOOL                            313113           5/11/1995    94-10083          3/14/1994   MI
Korea, Republic of             MILHONE                            313115           5/11/1995    94-10081          3/14/1994   MI
Korea, Republic of             MILPLUS                            313968           5/23/1995    94-10080          3/14/1994   MI
Korea, Republic of             MILPRO                             313112           5/11/1995    94-10084          3/14/1994   MI
Korea, Republic of             MILQUENCH                          313114           5/11/1995    94-10082          3/14/1994   MI
Korea, Republic of             MSL                                300350           10/10/1994   93-25067          7/19/1993   MI
Luxembourg                     CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Macedonia                      MILACRON                           3963              3/2/1992                                  MI
Malaysia                       SIGMA                                                            MA/2790/96        3/20/1996   MI
Mexico                         CIMCLEAN                           508022           10/10/1995   243564            9/21/1995   MI
Mexico                         CIMCOOL                            325085           11/26/1985   2498              11/26/1985  MI
Mexico                         CIMGUARD                           496992           8/18/1989    188822            3/29/1982   MI
Mexico                         CIMGUARDIAN                        605815            4/9/1999    366636             3/9/1999   MI
Mexico                         CIMPERIAL                          362559           5/19/1989    50046             10/7/1988   MI
Mexico                         CIMSTAR                            642470           2/23/2000    366642             3/9/1999   MI
Mexico                         CIMTECH                            642469           2/23/2000    366641             3/9/1999   MI
Mexico                         LUBRICANT Q                        565901           10/28/1997   312379            10/28/1997  MI
Mexico                         MAGNA                              539845           1/27/1997    267418             7/5/1996   MI
Mexico                         MILACRON                           405538           6/28/1991    117160            6/28/1991   MI
Mexico                         MILACRON                           405537           6/28/1991    117159            6/28/1991   MI
Mexico                         MILACRON                           405536           6/28/1991    117155            6/28/1991   MI
Mexico                         MILFORM                            607523           4/28/1999    366639             3/9/1999   MI
Mexico                         PROWLER                            569316           1/30/1998    313168            11/5/1997   MI
Mexico                         QUAL STAR                          320263           12/5/1986    252881             8/9/1985   MI
Mexico                         VISTA SENTRY                       462981           6/10/1994    141699            6/10/1992   MI
New Zealand                    MAGNA                              262765           1/16/1996    262765            5/28/1996   MI
New Zealand                    MILACRON                           92230            12/12/1969   92230             12/12/1969  MI
New Zealand                    MILACRON                           92232            12/12/1969   92232             12/12/1969  MI
New Zealand                    MILACRON                           92233            12/12/1969   92233             12/12/1969  MI
New Zealand                    MILACRON                           92234            12/12/1969   92234             12/12/1969  MI
Nigeria                        MILACRON                           25475            4/29/1975    25475/75          4/29/1975   MI
Nigeria                        MILACRON                           25474            4/29/1975    25474/75          4/29/1975   MI
Nigeria                        MILACRON                           25460            4/29/1975    25460/75          4/29/1975   MI
Nigeria                        MILACRON                           25458            4/29/1975    25458/75          4/29/1975   MI
Norway                         CIMCOOL                            56629            1/20/1960    68809             1/20/1960   MI
Norway                         CIMPERIAL                          55341            1/20/1960    68807             1/20/1960   MI
Norway                         CIMPLUS                            55340            1/20/1960    68808             1/20/1960   MI
Norway                         MILACRON                           83836             2/3/1972    102184             1/7/1970   MI
Norway                         MSL                                122065           8/29/1985    84.1704           5/16/1984   MI
Norway                         QUAL STAR                          128357            4/9/1987    85.2546            7/8/1985   MI
Pakistan                       MILACRON                           52744            12/23/1969                     12/23/1969  MI
Pakistan                       MILACRON                           52741            12/23/1969                     12/23/1969  MI
Pakistan                       MILACRON                           52743            12/23/1969                     12/23/1969  MI
Pakistan                       MILACRON                           52742            12/23/1969                     12/23/1969  MI
Paraguay                       MILACRON                           223526           5/12/1970    228                2/4/1970   MI
Paraguay                       MILACRON                           223529           5/12/1970    229                2/4/1970   MI
Paraguay                       MILACRON                           223527           5/12/1970    230                2/4/1970   MI
Paraguay                       MILACRON                           223528           5/12/1970    231                2/4/1970   MI
Peru                           MILACRON                           33965             2/6/1970    761                2/6/1970   MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
Peru                           MILACRON                           33693             2/6/1970    765                2/6/1970   MI
Peru                           MILACRON                           34373             2/6/1970    764                2/6/1970   MI
Philippines                    MILACRON                           21518            3/12/1974    20282             3/19/1971   MI
Poland                         MILACRON                           51590            7/27/1970    Z.69504           7/27/1970   MI
Portugal                       CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Portugal                       CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Portugal                       MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Portugal                       MILACRON                           164499           11/7/1972    164499             9/4/1970   MI
Portugal                       MILACRON                           164501           4/21/1976    164501             9/4/1970   MI
Portugal                       MILACRON                           164502           11/17/1972   164502             9/4/1970   MI
Portugal                       MILACRON                           164503           11/17/1972   164503             9/4/1970   MI
Portugal                       PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Romania                        MILACRON                           3R6829           2/18/1970                      2/18/1970   MI
Russian Federation             MILACRON                           138719           2/28/1996    94027606           8/4/1994   MI
Serbia and Montenegro          MILACRON                           19386             3/1/1972    Z.44/70           1/23/1970   MI
Slovakia                       MILACRON                           159702           12/18/1989                                 MI
Slovenia                       MILACRON                           7080044          3/31/1994    304-67/92         11/2/1992   MI
South Africa                   MILACRON                           2939/70           7/1/1970    70/2939            7/1/1970   MI
South Africa                   MILACRON                           2941/70           7/1/1970    70/2941            7/1/1970   MI
South Africa                   MILACRON                           2943/70           7/1/1970    70/2943            7/1/1970   MI
South Africa                   MILACRON                           2942/70           7/1/1970    70/2942            7/1/1970   MI
Spain                          CIMCOOL                            600418           4/20/1974    600418            10/24/1969  MI
Spain                          CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Spain                          CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Spain                          MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Spain                          MILACRON                           606265           5/24/1976    606265            1/12/1970   MI
Spain                          MILACRON                           606267            3/1/1976    606267            1/12/1970   MI
Spain                          MILACRON                           606269           1/16/1972    606269            1/12/1970   MI
Spain                          MILACRON                           606268           4/16/1974    606268            1/12/1970   MI
Spain                          PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Sweden                         CIMCLEAN                           151054           4/11/1975    4746/74           10/15/1974  MI
Sweden                         CIMCOOL                            76991            11/12/1954   2350/54           8/30/1954   MI
Sweden                         CIMDRAULIC                         195873           4/19/1985    8408486           11/21/1984  MI
Sweden                         CIMFLO                             150328            2/7/1975    4747              10/15/1974  MI
Sweden                         CIMGUARD                           150403           2/14/1975    4748              10/15/1974  MI
Sweden                         CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
Sweden                         CIMPERIAL                          100178           5/12/1961    188/60            1/19/1960   MI
Sweden                         CIMPLUS                            90716            11/11/1960   189/60            1/19/1960   MI
Sweden                         CIMTAP                             156412           8/13/1976    4745/74           10/15/1974  MI
Sweden                         CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
Sweden                         MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
Sweden                         MILACRON                           142267            3/9/1973    43/70              1/8/1970   MI
Sweden                         PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
Switzerland                    CIMCLEAN                           408936            3/5/1975    CM 1/74/M         10/21/1974  MI
Switzerland                    CIMCOOL                            272701           8/31/1954    3213              8/31/1954   MI
Switzerland                    CIMDRAULIC                         335990           11/22/1985   6317              11/22/1984  MI
Switzerland                    CIMFLO                             408934           3/29/1975    5262              10/21/1974  MI
Switzerland                    CIMFREE                            294449           5/18/1978    2265              5/18/1978   MI
Switzerland                    CIMGUARD                           408937            3/5/1975    5265              10/21/1974  MI
Switzerland                    CIMGUARDIAN                        473325           7/11/2000    00634/1999        1/26/1999   MI
Switzerland                    CIMPERIAL                          303679            2/3/1960                       2/3/1960   MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
Switzerland                    CIMPLUS                            303680            2/3/1960                       2/3/1960   MI
Switzerland                    CIMSTAR                            518700           12/29/2003   55463/2003        10/29/2003  MI
Switzerland                    CIMTAP                             408935            3/5/1975    5263              10/21/1974  MI
Switzerland                    CIMTECH                                                          55461/2003        10/29/2003  MI
Switzerland                    MILACRON                           379437            2/4/1970    665                2/4/1970   MI
Switzerland                    MILFORM                                                          55465/2003        10/29/2003  MI
Switzerland                    MILPRO                                                           55464/2003        10/29/2003  MI
Switzerland                    QUAL STAR                          340355           7/10/1985    4343              7/10/1985   MI
Syria                          MILACRON                           20776            2/16/1975    24113             1/16/1975   MI
Taiwan                         CIMDRAULIC                         755027           3/31/1997    84-049299         10/2/1995   MI
Taiwan                         MILACRON                           54324            11/1/1972                      3/27/1970   MI
Taiwan                         MILACRON                           44326            12/1/1970                      3/27/1970   MI
Taiwan                         MILACRON                           44377            12/1/1970                      3/27/1970   MI
Taiwan                         MILACRON                           45156             2/1/1971                      3/27/1970   MI
Taiwan                         MILACRON                           44845             1/1/1971                      3/27/1970   MI
Taiwan                         MSL                                214793            7/1/1983    71-036499         10/10/1982  MI
Taiwan                         VISTA SENTRY                       589475            3/1/1993    81-018689         4/21/1992   MI
Thailand                       MILACRON                           14655            6/12/1991    215440            6/12/1991   MI
Thailand                       MILACRON                           156530           6/12/1991    215442            6/12/1991   MI
Thailand                       MILACRON                           147680            2/3/1992    215441            6/12/1991   MI
Tunisia                        MILACRON                           900003            1/4/1975                       1/4/1975   MI
Turkey                         CIMCOOL                            92405            5/29/1986    33776/86          5/29/1986   MI
Turkey                         CIMCOOL FIVE STAR                  92559            5/29/1986    33765/86          5/29/1986   MI
Turkey                         CIMPERIAL                          92763            5/29/1986    33775/86          5/29/1986   MI
Turkey                         CIMPLUS                            92749            5/29/1986    33774/86          5/29/1986   MI
Turkey                         MILACRON                           120553           1/24/1970    3752/70           1/24/1970   MI
United Kingdom                 CIMCLEAN                           1036750          10/15/1974   1036750           10/16/1974  MI
United Kingdom                 CIMCOOL                            649227           6/27/1946    649227            6/27/1946   MI
United Kingdom                 CIMDRAULIC                         1230801          11/26/1984   1230801           11/23/1984  MI
United Kingdom                 CIMFLO                             1036752           1/9/1976    1036752           10/1/1975   MI
United Kingdom                 CIMGUARD                           1036751          10/16/1974   1036571           10/16/1974  MI
United Kingdom                 CIMGUARDIAN                        1056159          5/25/2000    1056159           1/27/1999   MI
United Kingdom                 CIMPERIAL                          800658           1/22/1960    800658            1/22/1960   MI
United Kingdom                 CIMPLUS                            800659           1/22/1960    800659            1/22/1960   MI
United Kingdom                 CIMTAP                             1036753          10/16/1974   1036753           10/16/1974  MI
United Kingdom                 CORPORATE LOGO DESIGN              422691           2/24/1999    422691             1/3/1997   MI
United Kingdom                 ELEKTRA                            2012056          2/23/1995    2012056           2/23/1995   MI
United Kingdom                 MAGNA                              286658           5/26/1998    286658             7/4/1996   MI
United Kingdom                 MILACRON                           952664           12/18/1969   952664            12/18/1969  MI
United Kingdom                 MILACRON                           952660           12/18/1969   952660            12/18/1969  MI
United Kingdom                 MILACRON                           952662           12/18/1969   952662            12/18/1969  MI
United Kingdom                 MILACRON                           952661           12/18/1969   952661            12/18/1969  MI
United Kingdom                 PROWLER                            662734            2/2/1999    662734            10/27/1997  MI
United Kingdom                 QUAL STAR                          1246085          7/12/1985    1246085           7/12/1985   MI
United States of America       CIMBORD                            807489           4/26/1966    72/222661          7/6/1965   MI
United States of America       CINCINNATI MILACRON                1100008          8/22/1978    73/78633          2/27/1976   MI
United States of America       CORPORATE LOGO DESIGN              2124420          12/23/1997   75/163070          7/3/1996   MI
United States of America       E-PET AND DESIGN                   2665360          12/24/2002   76/162222         11/9/2000   MI
United States of America       FIND A BETTER WAY                  1956188          2/13/1996    74/642445          3/6/1995   MI
United States of America       INDIGO (CL)                                                                                    MI
United States of America       MILACRON                           894004            7/7/1970    72/342139         10/30/1969  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Inc. (MI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
United States of America       MILACRON                           905990           1/12/1971    72/346725         12/19/1969  MI
United States of America       MILACRON                           893967            7/7/1970    72/342138         10/30/1969  MI
United States of America       MILACRON                           894092            7/7/1970    72/342141         10/30/1969  MI
United States of America       MILACRON                           910416           3/23/1971    72/346723         12/19/1969  MI

United States of America       XTREEM                                                           76/004391         3/20/2000   MI
Uruguay                        MILACRON                           295560           7/24/1987    13173              2/9/1971   MI
Uruguay                        MILACRON                           340865           12/24/1981   131729             2/9/1971   MI
Uruguay                        MILACRON                           300860           8/24/1998    131731             2/9/1971   MI
Uruguay                        MILACRON                           171119           4/23/1982    131732             2/9/1971   MI
Venezuela                      CIMFLO                             140065            1/7/1991    03196/87           7/6/1965   MI
Venezuela                      CIMFLO                             140075            1/7/1991    03288/87          3/18/1987   MI
Venezuela                      MILACRON                           63692            1/26/1971    8819              12/15/1969  MI
Venezuela                      MILACRON                           82369             8/6/1976    10703             12/16/1974  MI
Venezuela                      MILACRON                           64405             4/5/1971    8815              12/15/1969  MI
Venezuela                      MILACRON                           101154           1/10/1983    8816              12/15/1969  MI
Zimbabwe                       MILACRON                           1238/69          12/18/1969   1238/69           12/18/1969  MI
Zimbabwe                       MILACRON                           1239/69          12/18/1976   1239/69           12/18/1969  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Milacron Industrial Products Inc. (MIP)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
United States of America       CENTER SAVER                       1020913          9/23/1975    73/017031         3/25/1974   MIP
United States of America       CIMCHEK                            2332117          3/21/2000    75/655815          3/8/1999   MIP
United States of America       CIMCLEAN                           810254           6/21/1966    72/222662          7/6/1965   MIP
United States of America       CIMCOOL                            904116           12/15/1970   72/340368         10/10/1969  MIP
United States of America       CIMCOOL                            415093           7/10/1945    71/478857         1/22/1945   MIP
United States of America       CIMCOOL FIVE STAR                  782291           12/29/1964   72/193630         5/18/1964   MIP
United States of America       CIMDRAULIC                         1316374          1/29/1985    73/445030         9/23/1983   MIP
United States of America       CIMFLO                             813829           8/30/1966    72/222663          7/6/1965   MIP
United States of America       CIMFREE                            1087532          3/21/1978    73/123604         4/21/1977   MIP
United States of America       CIMGUARD                           757107           9/24/1963    72/148142          7/2/1962   MIP
United States of America       CIMGUARDIAN                        2240619          4/20/1999    75/437905         2/20/1998   MIP
United States of America       CIMPERIAL                          689369           12/8/1959    72/064260         12/15/1958  MIP
United States of America       CIMPLUS                            699277           6/14/1960    72/084290         10/30/1959  MIP
United States of America       CIMSTAR                            1580883           2/6/1990    73/705452         1/13/1988   MIP
United States of America       CIMTAP                             986779           6/25/1974    72/449401         3/16/1973   MIP
United States of America       CIMTECH                            1526347          2/28/1989    73/745479         8/11/1988   MIP
United States of America       CIMVANTAGE                         2225318          2/23/1999    75/348230         8/28/1997   MIP
United States of America       DROP DESIGN                                                      78/323507         11/5/2003   MIP
United States of America       JOB SHOP MALL                      2466951          7/10/2001    75/625095         1/22/1999   MIP
United States of America       MACHINERY FLEA MARKET              2508437          11/20/2001   75/625094         1/22/1999   MIP
United States of America       MILCOOL                            1892897           5/9/1995    74/488956         2/14/1994   MIP
United States of America       MILDRAW                            2436916          3/20/2001    75/931854         2/28/2000   MIP
United States of America       MILFORM                            2366656          7/11/2000    75/309375         6/16/1997   MIP
United States of America       MILHONE                            1892896           5/9/1995    74/488955         2/14/1994   MIP
United States of America       MILPLUS                            1883270          3/14/1995    74/488957         2/14/1994   MIP
United States of America       MILPRO                             1892895           5/9/1995    74/488954         2/14/1994   MIP
United States of America       MILPRO                             2364181           7/4/2000    75/655816          3/8/1999   MIP
United States of America       MILQUENCH                          1884541          3/21/1995    74/488958         2/14/1994   MIP
United States of America       MSL                                1246144          7/26/1983    73/350068         2/12/1982   MIP
United States of America       QUAL STAR                          1338651           6/4/1985    73/510746         11/26/1984  MIP
United States of America       QUANTALUBE                         2359901          6/20/2000    75/697465          5/3/1999   MIP
United States of America       SDF (CL)                                                                                       MIP

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Nickerson Machinery Chicago Inc. (NMI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
United States of America       NICKERSON                          1317649           2/5/1985    73/446397         10/3/1983   NMI
United States of America       NM                                 1313162           1/8/1985    73/446177         10/3/1983   NMI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Oak International Inc. (OI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
United States of America       OAK                                2794926          12/16/2003   78/206249         1/23/2003   OI
United States of America       OAK SIGNATURE                      2736354          7/15/2003    76/439574         8/12/2002   OI
United States of America       OAKFLO                             2700266          3/25/2003    76/439556         8/12/2002   OI
United States of America       OAKFORM                            2700264          3/25/2003    76/439552         8/12/2002   OI
United States of America       OAKSPEC                            2736353          7/15/2003    76/439555         8/12/2002   OI
United States of America       OAKTEC                             2700265          3/25/2003    76/439553         8/12/2002   OI
United States of America       OAKWASH                            2704570           4/8/2003    76/439554         8/12/2002   OI
United States of America       OILRID                             1877634           2/7/1995    74/494457         2/25/1994   OI
United States of America       TMFM                               2067577           6/3/1997    74/613236         12/21/1994  OI
United States of America       TOTAL METALWORKING FLUID                                                                       OI
                               MANAGEMENT

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Uniloy Milacron Inc. (UMI)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
Australia                      UNILOY                             317946            5/5/1978                                  UMI
Australia                      UNILOY                             318712           5/30/1978                                  UMI
Benelux                        UNILOY                             468861           6/16/1990    733046            8/16/1989   UMI
Brazil                         UNILOY                             818228563        10/8/1996                                  UMI
Canada                         UNILOY                             374283           10/12/1990   63827300          8/14/1989   UMI
France                         UNILOY                             1547923          8/23/1989    150839            8/23/1989   UMI
Germany                        UNILOY                             893051            5/3/1972    341707WZ          3/20/1970   UMI
Ireland                        UNILOY                             133826           8/18/1989                                  UMI
Italy                          UNILOY                             581853           11/27/1992   1744590            2/7/1990   UMI
Italy                          UNILOY                             559332            2/3/1992    23726C/89         8/25/1989   UMI
Japan                          UNILOY                             2409024          4/30/1992    H01-094011        8/18/1989   UMI
Mexico                         UNILOY                                                           72405             9/27/1989   UMI
New Zealand                    UNILOY                             124080           6/14/1979                                  UMI
United Kingdom                 UNILOY                             954873           3/20/1972    954873            2/10/1970   UMI
United Kingdom                 UNILOY                             956076            3/3/1970    956076             3/3/1970   UMI
United States of America       COMEC (CL)                                                                                     UMI
United States of America       INDU TECHNO SPOL (CL)                                                                          UMI
United States of America       MORETTI (CL)                                                                                   UMI
United States of America       MS (CL)                                                                                        UMI
United States of America       PLASTIC USA (CL)                                                                               UMI
United States of America       RECIP (CL)                                                                                     UMI
United States of America       RECIP 2000 (CL)                                                                                UMI
United States of America       SPRINGFIELD (CL)                                                                               UMI
United States of America       UNILOY                             845868           3/12/1968    72/164214          2/8/1967   UMI
United States of America       VERSAPET                           2626003          9/24/2002    76/051552         5/18/2000   UMI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADEMARKS
Owner Uniloy Milacron USA Inc. (UMU)

COUNTRY                        TRADEMARK                          REGISTRATION   REGISTRATION   APPLICATION      DATE FILED   OWNER
                                                                  NO.            DATE           NO.
Brazil                         AUTOJECTORS                                                      819991945         7/28/1997   UMU
Canada                         AUTOJECTORS                        514493           8/16/1997    849954             7/7/1997   UMU
Canada                         AUTOJECTORS                        510745           4/13/1999    809257             9/4/1996   UMU
Germany                        AUTOJECTORS                        39732196.1       6/22/1998    39732196.1        7/10/1997   UMU
India                          AUTOJECTORS                                                                         7/8/1997   UMU
Mexico                         AUTOJECTORS                        558984           9/25/1997    302940            7/31/1997   UMU
United States of America       ACS (CL)                                                                                       UMU
United States of America       AJ (CL)                                                                                        UMU
United States of America       ALLIANCE                           2250287           6/1/1999    75/308404         6/13/1997   UMU

United States of America       APEX (CL)                                                                                      UMU
United States of America       ATLAS (CL)                                                                                     UMU
United States of America       AUTOBLOW                           1318925          2/12/1985    73/446620         10/5/1983   UMU
United States of America       AUTOJECTORS                        2104613          10/14/1997   75/003199         10/10/1995  UMU
United States of America       AUTOJECTORS                        2172497          7/14/1998    75/233729         1/30/1997   UMU
United States of America       BA SERIES (CL)                                                                                 UMU
United States of America       CYCLONE (CL)                                                                                   UMU
United States of America       ECLIPSE (CL)                                                                                   UMU
United States of America       ELEKTRA                            1912253          8/15/1995    501735            3/18/1994   UMU
United States of America       EVOLUTION                          2559906           4/9/2002    75/940796          3/9/2000   UMU
United States of America       EXTRUSIONTEK MILACRON                                            75/883769         12/28/1999  UMU
United States of America       HC SERIES (CL)                                                                                 UMU
United States of America       IMACS (CL)                                                                                     UMU
United States of America       MAGNA                              2075199           7/1/1997    75/044405         1/16/1996   UMU
United States of America       MASTERCRIMP (CL)                                                                               UMU
United States of America       MAXIMA (CL)                                                                                    UMU
United States of America       MELTSTAR (CL)                                                                                  UMU
United States of America       MOBIUS DESIGN                      1497424          7/26/1988    641035            1/23/1987   UMU
United States of America       PAK                                1824101           3/1/1994    74/335045         11/27/1992  UMU
United States of America       PINNACLE (CL)                                                                                  UMU
United States of America       POWERLINE (CL)                                                                                 UMU
United States of America       POWERMELT                          2789384          12/2/2003    76/322708         10/9/2001   UMU
United States of America       PROWLER                            2215353          12/29/1998   75/286226          5/5/1997   UMU
United States of America       RHB                                1399203           7/1/1986    557945            9/12/1985   UMU
United States of America       RHB SYSTEM 2000                    1426264          1/27/1987    557944            9/12/1985   UMU
United States of America       SENTRY                             2308942          1/18/2000    75/566955         10/8/1998   UMU
United States of America       SERVTEK                            2488519          9/11/2001    75/704313         5/13/1999   UMU
United States of America       SPECTRA (CL)                                                                                   UMU
United States of America       SPLIT SCREENS (CL)                                                                             UMU
United States of America       THERMAWAV                          1317645           2/5/1985    444029            9/16/1984   UMU
United States of America       TIMBER-EX                                                        76/417643          6/3/2002   UMU
United States of America       TRACKER (CL)                                                                                   UMU
United States of America       TV SERIES (CL)                                                                                 UMU
United States of America       VECTOR                             1939024          11/28/1995   74/499854          3/4/1994   UMU
United States of America       VERTEX                             2605509           8/6/2002    76/036347         4/28/2000   UMU
United States of America       VISTA (CL)                                                                                     UMU
United States of America       VISTAGUARD (CL)                                                                                UMU
United States of America       WOLFPACK                           2472740          7/31/2001    75/660951         3/15/1999   UMU

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

TRADENAMES

          Tradenames

Cimcool Industrial Products Inc.
D-M-E Company
D-M-E of Canada Limited
D-M-E Manufacturing Inc.
D-M-E U.S.A. Inc.
Milacron Capital Holdings B.V.
Milacron Canada Inc.
Milacron Inc.
Milacron Industrial Products, Inc.
Milacron International Marketing Company
Milacron Marketing Company
Milacron Plastics Technologies Group Inc.
Milacron Resin Abrasives Inc.
Nickerson Machinery Chicago, Inc.
Northern Supply Company, Inc.
Oak International, Inc.
Pliers International Inc.
Progress Precision Inc.
Uniloy Milacron Inc.
Uniloy Milacron U.S.A. Inc.
2913607 Canada Limited
450500 Ontario Limited
528950 Ontario Limited

Owner                       Doing/Business/As
D-M-E U.S.A. Inc.           Master Unit Die Products, Inc.
D-M-E U.S.A. Inc.           MUD Quick Change Tooling
D-M-E U.S.A. Inc.           California D-M-E U.S.A. Inc.

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

DOMAIN NAMES

Domain Name                                    Registrant
AUTOJECTORS.COM                                AI
CIMFORM.COM                                    MI
CONCENTRIC-SERVICES.COM                        MI
D-M-E.COM                                      DME
DME.NET                                        MI
DMEBE.COM                                      MI
DMECO.COM                                      MI
DMECOMPANY.COM                                 MI
DMEDE.COM                                      MI
DMEEU.COM                                      MI
DMEEURO.COM                                    DME
DMEFR.COM                                      MI
DMEUK.COM                                      MI
EJECTORBLADES.COM                              MI
EJECTORPINS.COM                                MI
EJECTORSLEEVES.COM                             MI
HOTRUNNERMOLDING.COM                           MI
HOTRUNNERSYSTEMS.COM                           MI
MASTERUNITDIE.COM                              MI
MILACRON.COM                                   MI
MILACRON.NET                                   MI
MILACRON.ORG                                   MI
MILACRONINDIA.COM                              MI
MOLD COOLING.COM                               MI
MOLDACTION.COM                                 MI
MOLDASSEMBLIES.COM                             MI
MOLDBASES.COM                                  MI
MOLDBASICS.COM                                 MI
MOLDCOMPONENTS.COM                             MI
MOLDFUSION.COM                                 MI
MOLDTOOLING.COM                                MI
MUDBASE.COM                                    MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

DOMAIN NAMES

Domain Name                                    Registrant
MUDSYSTEM.COM                                  MI
NICKERSONMACHINERY.COM                         MI
NORMABEST.COM                                  DME
NORTHERNSUPPLY.COM                             NSC
OHS-CANADA.COM                                 MI
PLASTICS-EDGE.COM                              MI
PLASTICSTOOLING.COM                            MI
SERVTEK.COM                                    MI
TEMPCONTROLS.COM                               MI
UNILOY.COM                                     UNI
UNILOYMILACRON.COM                             UNI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS
                                    LICENSES

                                                               Licensee/Licensor
                                                           "MI" is Milacron Inc.
                                                          "DME" is D-M-E Company
                                                   "UNI" is Uniloy Milacron Inc.

TRADEMARK LICENSES

LICENSE GRANTS

LICENSOR      LICENSEE                                    EFFECTIVE DATE             TYPE                       NOTES
DME
              D-M-E COMPANY (INDIA)                          2/1/1994                TMO            Inter-company trademark license

MI
              ANCHOR/DARLING INDUSTRIES                      3/19/1991               TMO            Trademark Consent (HYDRADAMP)
              CINCINNATI MILACRON PRIVATE LIMITED            8/29/1995               TMO            Inter-company trademark license
              CARBORUNDUM UNIVERSAL LTD.                     3/20/1994               TMO            Trademarks for fluids
              MEVAG TEKNIK TICARET                           2/18/1986               TMO            Trademarks for fluids

UNI
              FERROMATIK MILACRON INDIA LIMITED              4/26/2001               TMO            Inter-company -- trademarks

LICENSE RIGHTS

LICENSEE      LICENSOR                                    EFFECTIVE DATE             TYPE                      NOTES
DME
              METRO INTERNATIONAL GMBH                       2/4/2003                TMI            Trademark Consent (METEOR)

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner D-M-E Company (DME)


COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Australia                  ACTUATOR FOR INJECTION MOLDING VALVE GATE        758549       7/31/2003  758549          12/17/1999 DME
Australia                  MOLD HEATER START-UP                             736531       11/15/2001 736531          12/9/1998  DME
Australia                  METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      726673       9/5/1997   41817/97        9/5/1997   DME
Australia                  DEVICE FOR MOLDING OR INJECTION MOLDING          695081       11/19/1998 22543           4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Australia                  INJECTION MOLDING HOT RUNNER NOZZLE WITH                                 2001268498      6/15/2001  DME
                           REMOVABLE SEAL
Australia                  LATCHING DEVICE FOR INJECTION MOLDS WITH                                 2001268430      6/15/2001  DME
                           REMOVABLE INSERT
Australia                  REPLACEABLE INSERT FOR MOLD LOCK                                         2002243637      1/23/2002  DME
Australia                  ACTUATOR HAVING DUAL PISTON SURFACES                                     2001266647      6/1/2001   DME
Australia                  FLOW NOZZLE FOR INJECTION MOLDING                                        14616/01        11/3/2000  DME
Australia                  THERMAL EXPANSION COMPENSATION SUPPORT                                   2001269808      6/13/2001  DME
Australia                  MOLDING NOZZLE GATE VALVE                                                2002250477      3/29/2002  DME
Austria                    METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      1032715      8/14/2002  97939803.9      9/5/1997   DME
Austria                    DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Belgium                    DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Brazil                     LATCHING DEVICE FOR INJECTION MOLDS WITH                                 PI0111603.7     6/15/2001  DME
                           REMOVABLE INSERT

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner D-M-E Company (DME)


COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Brazil                     REPLACEABLE INSERT FOR MOLD LOCK                                         PI0206652-1     1/23/2002  DME
Brazil                     METHOD OF MANUFACTURING EJECTOR PIN SLEEVES                              PI9714722-2     9/5/1997   DME
Brazil                     MOLD HEATER START-UP                                                     PI9813392.6     12/9/1998  DME
Brazil                     ACTUATOR FOR INJECTION MOLDING VALVE GATE                                PI0101588-5     4/25/2001  DME
Brazil                     MOLD CORE POSITIONING DRIVE                                              PI0103629.7     4/24/2002  DME
Brazil                     ACTUATOR HAVING DUAL PISTON SURFACES                                     PI0111450-6     6/1/2001   DME
Brazil                     FLOW NOZZLE FOR INJECTION MOLDING                                        PI0015379-6     11/3/2000  DME
Brazil                     THERMAL EXPANSION COMPENSATION SUPPORT                                   PI0111617.7     6/13/2001  DME
Canada                     METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      2288878      6/17/2003  2288878         9/5/1997   DME
Canada                     DEVICE FOR MOLDING OR INJECTION MOLDING          2188914      2/2/1999   2188914         4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Canada                     LATCHING DEVICE FOR INJECTION MOLDS WITH                                 2410871         6/15/2001  DME
                           REMOVABLE INSERT
Canada                     REPLACEABLE INSERT FOR MOLD LOCK                                         2426046         1/23/2002  DME
Canada                     MOLD HEATER START-UP                                                     2313203         12/9/1998  DME
Canada                     ACTUATOR FOR INJECTION MOLDING VALVE GATE                                2347023         12/17/1999 DME
Canada                     ACTUATOR HAVING DUAL PISTON SURFACES                                     2410546         6/1/2001   DME
Canada                     FLOW NOZZLE FOR INJECTION MOLDING                                        2389983         11/3/2000  DME
Canada                     THERMAL EXPANSION COMPENSATION SUPPORT                                   2410826         6/13/2001  DME
Canada                     MOLDING NOZZLE GATE VALVE                                                                3/29/2002  DME

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner D-M-E Company (DME)


COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Denmark                    DEVICE FOR MOLDING OR INJECTION MOLDING          804330       2/12/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
European Patent Office     METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      1032715      8/14/2002  97939803.9      9/5/1997   DME
European Patent Office     LATCHING DEVICE FOR INJECTION MOLDS WITH                                 1946370.2       6/15/2001  DME
                           REMOVABLE INSERT
European Patent Office     REPLACEABLE INSERT FOR MOLD LOCK                                         2709136.2       1/23/2002  DME
European Patent Office     MOLD HEATER START-UP                                                     98963001.7      12/9/1998  DME
European Patent Office     ACTUATOR FOR INJECTION MOLDING VALVE GATE                                99966393.3      12/17/1999 DME
European Patent Office     MOLD CORE POSITIONING DRIVE                                              901403.6        1/7/2000   DME
European Patent Office     ACTUATOR HAVING DUAL PISTON SURFACES                                     1944212.8       6/1/2001   DME
European Patent Office     FLOW NOZZLE FOR INJECTION MOLDING                                        976909.2        11/3/2000  DME
European Patent Office     THERMAL EXPANSION COMPENSATION SUPPORT                                   1948346         6/13/2001  DME
European Patent Office     MOLDING NOZZLE GATE VALVE                                                2719391.1       3/29/2002  DME
France                     METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      1032715      8/14/2002  97939803.9      9/5/1997   DME
France                     DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Germany                    DEVICE FOR MOLDING OR INJECTION MOLDING          9406940.9    7/14/1994  9406940.9       4/26/1994  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Germany                    HEATING DEVICE                                   9403416.8    5/19/1994  9403416.8       3/1/1994   DME
Germany                    METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      1032715      8/14/2002  97939803.9      9/5/1997   DME

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner D-M-E Company (DME)


COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Germany                    DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Greece                     DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Ireland, Republic of       DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Italy                      METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      1032715      8/14/2002  97939803.9      9/5/1997   DME
Italy                      DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Japan                      LATCHING DEVICE FOR INJECTION MOLDS WITH                                 503509          6/15/2001  DME
                           REMOVABLE INSERT
Japan                      REPLACEABLE INSERT FOR MOLD LOCK                                         559229          1/23/2002  DME
Japan                      MOLD HEATER START-UP                                                     526346          12/9/1998  DME
Japan                      ACTUATOR HAVING DUAL PISTON SURFACES                                     501640          6/1/2001   DME
Japan                      THERMAL EXPANSION COMPENSATION SUPPORT                                   510253          6/13/2001  DME
Japan                      MOLDING NOZZLE GATE VALVE                                                                3/29/2002  DME
Luxembourg                 DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  959157899.2     4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Mexico                     METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      206165       1/24/2002  99/10656        9/5/1997   DME
Mexico                     HEATING DEVICE                                   197946       2/23/1995  963663          2/23/1995  DME

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner D-M-E Company (DME)


COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Mexico                     MOLD HEATER START-UP                                                     00/05634        12/9/1998  DME
Monaco                     DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Netherlands                DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.22     4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
New Zealand                MOLD HEATER START-UP                             504867       5/12/2003  504867          12/7/1998  DME
Patent Cooperation Treaty  INJECTION MOLDING HOT RUNNER NOZZLE WITH                                 01/19351        6/15/2001  DME
                           REMOVABLE SEAL
Patent Cooperation Treaty  LATCHING DEVICE FOR INJECTION MOLDS WITH                                 01/19123        6/15/2001  DME
                           REMOVABLE INSERT
Patent Cooperation Treaty  REPLACEABLE INSERT FOR MOLD LOCK                                         02/01881        1/23/2002  DME
Patent Cooperation Treaty  MULTI PISTON VALVE ACTUATOR                                              US03/30798      9/18/2003  DME
Patent Cooperation Treaty  CONNECTION ERROR DETECTION AND RESPONSE                                  03/24672        8/5/2003   DME
Patent Cooperation Treaty  LOAD CONFIGURABLE ELECTRICAL DISTRIBUTOR BUSS                            03/23208        7/25/2003  DME
Patent Cooperation Treaty  METHOD OF MANUFACTURING EJECTOR PIN SLEEVES                              97/15601        9/5/1997   DME
Patent Cooperation Treaty  MOLD HEATER START-UP                                                     98/26155        12/9/1998  DME
Patent Cooperation Treaty  ACTUATOR FOR INJECTION MOLDING VALVE GATE                                99/30144        12/17/1999 DME
Patent Cooperation Treaty  MOLD CORE POSITIONING DRIVE                                              00/00430        1/7/2000   DME
Patent Cooperation Treaty  ACTUATOR HAVING DUAL PISTON SURFACES                                     01/17719        6/1/2001   DME
Patent Cooperation Treaty  FLOW NOZZLE FOR INJECTION MOLDING                                        00/30364        11/3/2000  DME

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner D-M-E Company (DME)


COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Patent Cooperation Treaty  SLIDE RETAINER WEAR PLATE INSERT                                         00/27721        10/6/2000  DME
Patent Cooperation Treaty  THERMAL EXPANSION COMPENSATION SUPPORT                                   01/18998        6/13/2001  DME
Patent Cooperation Treaty  MOLDING NOZZLE GATE VALVE                                                US02/09916      3/29/2002  DME
Portugal                   METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      1032715      8/14/2002  97939803.9      9/5/1997   DME
Portugal                   DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Spain                      METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      1032715      8/14/2002  97939803.9      9/5/1997   DME
Spain                      DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Sweden                     DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Switzerland                METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      1032715      8/14/2002  97939803.9      9/5/1997   DME
Switzerland                DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
Taiwan                     LOAD CONFIGURABLE ELECTRICAL DISTRIBUTOR BUSS                            92122657        8/18/2003  DME
United Kingdom             METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      1032715      8/14/2002  97939803.9      9/5/1997   DME

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner D-M-E Company (DME)


COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United Kingdom             DEVICE FOR MOLDING OR INJECTION MOLDING          804330       12/2/1998  95915789.2      4/20/1995  DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
United States of America   LOAD CONFIGURABLE ELECTRICAL DISTRIBUTOR BUSS    6674006      1/6/2004   10/339846       1/10/2003  DME
United States of America   THERMAL EXPANSION COMPENSATION SUPPORT           6649112      11/18/2003 10/093622       3/8/2002   DME
United States of America   SLIDE RETAINER WEAR PLATE INSERT                 6443723      9/3/2002   09/433753       11/4/1999  DME
United States of America   MOLDING NOZZLE GATE VALVE                        6419116      7/16/2002  09/794672       2/27/2001  DME
United States of America   ACTUATOR HAVING DUAL PISTON SURFACES             6386508      5/14/2002  09/587462       6/5/2000   DME
United States of America   THERMAL EXPANSION COMPENSATION SUPPORT           6368542      4/9/2002   09/595264       6/15/2000  DME
United States of America   FLOW NOZZLE FOR INJECTION MOLDING                6227461      5/8/2001   09/435683       11/8/1999  DME
United States of America   MOLD CORE POSITIONING DRIVE                      6093015      7/25/2000  09/227846       1/11/1999  DME
United States of America   ACTUATOR FOR INJECTION MOLDING VALVE GATE        6086357      7/11/2000  09/217295       12/21/1998 DME
United States of America   MOLD HEATER START-UP                             5853631      12/29/1998 08/986347       12/8/1997  DME
United States of America   DEVICE FOR MOLDING OR INJECTION MOLDING          5824350      10/20/1998 737087          2/7/1997   DME
                           POLYMER COMPOUNDS AND MOLD ACCESSORIES
United States of America   METHOD OF MANUFACTURING EJECTOR PIN SLEEVES      5730812      3/24/1998  08/858744       5/19/1997  DME
United States of America   INTERNAL LATCH                                   5494435      2/27/1996  303764          9/9/1994   DME
United States of America   SLIDE RETAINER                                   5397226      3/14/1995  144420          11/2/1993  DME
United States of America   ANGLE PIN                                        5234329      8/10/1993  956098          10/2/1992  DME
United States of America   RUNNER SHUT-OFF                                  5208053      5/4/1993   770440          10/3/1991  DME
United States of America   MOISTURE DETECTION                               5039842      8/13/1991  362554          6/7/1989   DME
United States of America   MOLD RETAINER                                    4961702      10/9/1990  313196          2/21/1989  DME
United States of America   NOZZLE                                           4787836      11/29/1988 67868           6/30/1987  DME
United States of America   NOZZLE ASSEMBLY                                  4638849      1/27/1987  779984          8/25/1985  DME

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner D-M-E Company (DME)


COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United States of America   INJECTION MOLDING HOT RUNNER NOZZLE WITH                                 10/297893       12/10/2002 DME
                           REMOVABLE SEAL
United States of America   INJECTION MOLDING HOT RUNNER NOZZLE WITH                                 60/212149       6/16/2000  DME
                           REMOVABLE SEAL
United States of America   LATCHING DEVICE FOR INJECTION MOLDS WITH                                 60/212150       6/16/2000  DME
                           REMOVABLE INSERT
United States of America   LATCHING DEVICE FOR INJECTION MOLDS WITH                                 10/297894       12/10/2002 DME
                           REMOVABLE INSERT
United States of America   FRONT LOAD ANGLE PIN                                                     10/801183       3/17/2004  DME
United States of America   REPLACEABLE INSERT FOR MOLD LOCK                                         10/433551       6/4/2003   DME
United States of America   MULTI PISTON VALVE ACTUATOR                                              10/246961       9/20/2002  DME
United States of America   CONNECTION ERROR DETECTION AND RESPONSE                                  10/301228       11/21/2002 DME
United States of America   DOUBLE CAVITY HEADING DIE                                                60/468777       3/22/2004  DME
United States of America   Improved Temperature Control                                             10/846777       5/14/2004  DME
United States of America   CLAMP                                            D317927      7/2/1991   79340           7/30/1987  DME
United States of America   CLAMP                                            D318282      7/16/1991  172908          3/22/1988  DME

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner D-M-E USA Inc. (DMU)


COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United States of America   QUICK CHANGE SYSTEM                              5562935      10/8/1996  347970          12/10/1994 DMU
United States of America   QUICK CHANGE BASES                               5350289      9/27/1994  920612          7/27/1992  DMU

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Australia                  AQUEOUS METALWORKING FLUID                       696771       1/7/1999   66472/96        7/12/1996  MI
Australia                  MONOISOPRO/AMINE                                 682566       1/29/1998  13388/95        12/12/1994 MI
Australia                  FLUID W/ SULFURIZED LUBR                         671211       12/3/1996  64628/94        6/8/1994   MI
Australia                  DC BRUSHLESS MOTOR IMM                           629410       10/1/1992  64230/90        6/20/1990  MI
Australia                  MACHINING METALWORKING FLUID AND METHOD                                  2001283441      8/17/2001  MI
                           OF MACHINING
Austria                    CUTTING EQUIPMENT FOR EXTRUDED HOLLOW            988941       12/10/2003 99118583.6      9/21/1999  MI
                           THERMOPLASTIC PROFILES
Austria                    TWIN SCREW EXTRUDER                              983836       1/28/2004  99117028.3      8/30/1999  MI
Austria                    RAM SUPPORT SKATE FOR AN INJECTION               956187       10/2/2002  98923406.7      5/13/1998  MI
                           MOLDING MACHINE
Austria                    METHOD FOR SIMULTANEOUS CONTROL OF               923447       2/19/2003  97942382.9      8/22/1997  MI
                           MULTIPLE ACCUMULATORS
Austria                    ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          885108       9/13/2000  96925356.6      7/18/1996  MI
                           ACCUMULATOR HEAD
Austria                    MULTI-FUNCTION MOTOR                             861148       12/19/2001 96933237.8      10/1/1996  MI
Austria                    MOTOR CURRENT CONTROL                            804324       7/25/2001  95908754.8      1/31/1995  MI
Austria                    4-AXIS VECTOR MTR DRIVE                          715566       1/20/1999  94922485.1      7/6/1994   MI
Austria                    PREHEATING APPARATUS FOR AN EXTRUDER             680402       3/17/1999  94906712.8      1/21/1994  MI
Austria                    FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      7/19/1994  MI
Austria                    ACCUMULATOR HEAD                                 600905       3/26/1997  92914976.3      7/2/1992   MI
Austria                    MOLD PROTECT-TONAGE CON                          590068       8/19/1998  92914491.3      6/16/1992  MI
Austria                    MOVABLE PLATEN                                   566655       5/21/1997  92903999.8      1/10/1992  MI
Austria                    DC DRIVE-VAR VOL PUMP                            464286       8/3/1994   90314225.5      12/14/1990 MI
Austria                    DC BRUSHLESS MOTOR IMM                           431150       10/12/1994 90914289.5      6/20/1990  MI
Austria                    ADJUST EXTRUSION DIE                             393808       12/27/1991 A2830/86        10/23/1986 MI
Austria                    WALL THICKNESS CONTROL                                                   A818/87         4/3/1987   MI
Belgium                    RAM SUPPORT SKATE FOR AN INJECTION               956187       10/2/2002  98923406.7      5/13/1998  MI
                           MOLDING MACHINE

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Belgium                    METHOD FOR SIMULTANEOUS CONTROL OF               923447       2/19/2003  97942382.9      8/22/1997  MI
                           MULTIPLE ACCUMULATORS
Belgium                    ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          885108       9/13/2000  96925356.6      7/18/1996  MI
                           ACCUMULATOR HEAD
Belgium                    MOTOR CURRENT CONTROL                            804324       7/25/2001  95908754.8      1/31/1995  MI
Belgium                    FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
Belgium                    MOLD PROTECT-TONAGE CON                          590068       8/19/1998  92914491.3      6/16/1992  MI
Brazil                     DC BRUSHLESS MOTOR IMM                           PI9006821-1  12/29/1998 PI9006821-1     6/20/1990  MI
Brazil                     ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          PI9610451-1  11/25/2003 PI9610451-1     7/18/1996  MI
                           ACCUMULATOR HEAD
Brazil                     FLUID W/ SULFURIZED LUBR                         PI9404172-5  9/19/2000  PI9404172-5     10/20/1994 MI
Brazil                     MULTI-FUNCTION MOTOR                             PI9611594-7  11/25/2003 PI9611594-7     10/1/1996  MI
Brazil                     MONOISOPRO/AMINE                                                         PI9405767-2     12/12/1994 MI
Brazil                     AQUEOUS METALWORKING FLUID                                               PI9606678-4     7/12/1996  MI
Brazil                     MACHINING METALWORKING FLUID AND METHOD                                  PI0109630-3     8/17/2001  MI
                           OF MACHINING
Brazil                     4-AXIS VECTOR MTR DRIVE                                                  PI9407455-0     7/6/1994   MI
Brazil                     HYBRID INJECTION MOLDING MACHINE                                         PI9816039-7     9/30/1998  MI
Brazil                     TWO STAGE ELECTRIC INJECTION UNIT WITH                                   PI9815669-1     9/30/1998  MI
                           ROTATABLE PLUNGER
Brazil                     ELECTRICALLY DRIVEN APPARATUS FOR                                        PI0010299-7     5/2/2000   MI
                           EJECTING INJECTION MOLDED PARTS
Brazil                     RAM SUPPORT SKATE FOR AN INJECTION                                                       5/13/1998  MI
                           MOLDING MACHINE
Brazil                     MULTI-MEDIA ENHANCED PROGRAM CONTROLLED                                  PI0113797-2     9/11/2001  MI
                           MACHINE
Brazil                     METHOD FOR SIMULTANEOUS CONTROL OF                                       PI9711277-1     8/22/1997  MI
                           MULTIPLE ACCUMULATORS

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Canada                     TWO STAGE ELECTRIC INJECTION UNIT WITH           2321036      1/13/2004  2321036         9/30/1998  MI
                           ROTATABLE PLUNGER
Canada                     RAM SUPPORT SKATE FOR AN INJECTION               2291239      7/15/2003  2291239         5/13/1998  MI
                           MOLDING MACHINE
Canada                     CHARACTERIZATION OF FLUID MISTING                2272636      7/1/2003   2272636         10/29/1998 MI
Canada                     METHOD OF ANALYSIS FOR AQUEOUS FLUIDS            2237711      7/30/2002  2237711         9/25/1997  MI
Canada                     MULTI-FUNCTION MOTOR                             2235380      12/4/2001  2235380         10/1/1996  MI
Canada                     DETERMINATION OF AQUEOUS FLUID SURFACTANT        2229446      12/3/2002  2229446         8/4/1997   MI
                           CONCENTRATION
Canada                     AQUEOUS METALWORKING FLUID                       2204036      12/3/2002  2204036         7/12/1996  MI
Canada                     4-AXIS VECTOR MTR DRIVE                          2168881      4/13/1999  2168881         7/6/1994   MI
Canada                     MONOISOPRO/AMINE                                 2156609      7/13/1999  2156609         12/12/1994 MI
Canada                     PREHEATING APPARATUS FOR AN EXTRUDER             2154459      6/18/2002  2154459         1/21/1994  MI
Canada                     TITRATION APPARATUS                              2134070      5/15/1999  2134070         6/1/1993   MI
Canada                     FLUID W/ SULFURIZED LUBR                         2127680      2/17/1998  2127680         7/8/1994   MI
Canada                     MOLD PROTECT-TONAGE CON                          2103061      4/13/1999  2103061         6/16/1992  MI
Canada                     MOVABLE PLATEN                                   2099992      7/14/1998  2099992         1/10/1992  MI
Canada                     DC BRUSHLESS MOTOR IMM                           2035020      3/2/1999   2035020         6/20/1990  MI
Canada                     DC DRIVE-VAR VOL PUMP                            2033646      7/18/1995  2033646         -1/4/1991  MI
Canada                     PRECISION COINING MACH                           1277115      12/4/1990  543341          7/30/1987  MI
Canada                     LASER SPOTWELDER                                 1235461      4/19/1988  480544          5/1/1985   MI
Canada                     MOLD CHAMBER FOR IMM                             1228961      11/10/1987 481697          5/16/1985  MI
Canada                     SAFETY SCREEN FOR LASER                          1225437      8/11/1987  476229          3/11/1985  MI
Canada                     POLYAMIDE+ITS SALTS FLUID                        1220484      4/14/1987  398669          3/17/1982  MI
Canada                     AMIDE CORROSION INHIBIT                          1203527      4/22/1986  395207          6/22/1983  MI
Canada                     CLOSED LOOP MIXTURE CO                           1182885      2/19/1985  416164          11/23/1982 MI
Canada                     MACHINING METALWORKING FLUID AND METHOD                                  2397794         8/17/2001  MI
                           OF MACHINING
Canada                     HYBRID INJECTION MOLDING MACHINE                                         2345949         9/30/1998  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Canada                     METHOD AND APPARATUS FOR VERIFYING THE                                   2249031         10/16/1998 MI
                           POSITION OF A MOTOR DRIVER MACHINE ELEMENT
Canada                     METHOD AND APPARATUS FOR DETECTING                                       2249032         10/16/1998 MI
                           ABERRANT MOTOR OPERATION IN A PLASTICS
                           PROCESSING MACHINE
Canada                     ELECTRICALLY DRIVEN APPARATUS FOR                                        2372533         5/2/2000   MI
                           EJECTING INJECTION MOLDED PARTS
Canada                     MULTI-MEDIA ENHANCED PROGRAM CONTROLLED                                  2421784         9/11/2001  MI
                           MACHINE
Canada                     ACCUMULATOR HEAD                                                         2109225         7/2/1992   MI
Canada                     METHOD FOR SIMULTANEOUS CONTROL OF                                       2264566         8/22/1997  MI
                           MULTIPLE ACCUMULATORS
China                      HYBRID INJECTION MOLDING MACHINE                 98814336.4   4/16/2003  98814336.4      9/30/1998  MI
China                      TWO STAGE ELECTRIC INJECTION UNIT WITH           98813644.9   3/26/2003  98813644.9      9/30/1998  MI
                           ROTATABLE PLUNGER
China                      MULTI-FUNCTION MOTOR                             96198398.1   10/10/2001 96198398.1      10/1/1996  MI
China                      4-AXIS VECTOR MTR DRIVE                          94193166.8   2/5/2000   94193166.8      7/6/1994   MI
China                      FLUID W/ SULFURIZED LUBR                         94108478.7   6/26/1999  94108478.7      7/21/1994  MI
China                      DUAL MOTOR DRIVE SYSTEM FOR INJECTION            808450.5     9/17/2003  808450.5        4/10/2000  MI
                           MOLDING MACHINES
China                      MONOISOPRO/AMINE                                 ZL94113287   10/2/1999  94113287        12/22/1994 MI
China                      DETERMINATION OF AQUEOUS FLUID SURFACTANT                                97191192.4      8/4/1997   MI
                           CONCENTRATION
China                      METHOD OF ANALYSIS FOR AQUEOUS FLUIDS                                    97192333.7      9/25/1997  MI
China                      ELECTRICALLY DRIVEN APPARATUS FOR                                        807073.3        5/2/2000   MI
                           EJECTING INJECTION MOLDED PARTS
Denmark                    FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
European Patent Office     ELECTRICALLY DRIVEN APPARATUS FOR                1198335      7/30/2003  928793.9        5/2/2000   MI
                           EJECTING INJECTION MOLDED PARTS
European Patent Office     HYBRID INJECTION MOLDING MACHINE                 1144175      3/24/2004  98949737.5      9/30/1998  MI
European Patent Office     CUTTING EQUIPMENT FOR EXTRUDED HOLLOW            988941       12/10/2003 99118583.6      9/21/1999  MI
                           THERMOPLASTIC PROFILES
European Patent Office     TWIN SCREW EXTRUDER                              983836       1/28/2004  99117028.3      8/30/1999  MI
European Patent Office     RAM SUPPORT SKATE FOR AN INJECTION               956187       10/2/2002  98923406.7      5/13/1998  MI
                           MOLDING MACHINE
European Patent Office     METHOD FOR SIMULTANEOUS CONTROL OF               923447       2/19/2003  97942382.9      8/22/1997  MI
                           MULTIPLE ACCUMULATORS
European Patent Office     ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          885108       9/13/2000  96925356.6      7/18/1996  MI
                           ACCUMULATOR HEAD
European Patent Office     MULTI-FUNCTION MOTOR                             861148       12/19/2001 96933237.8      10/1/1996  MI
European Patent Office     MOTOR CURRENT CONTROL                            804324       7/25/2001  95908754.8      1/31/1995  MI
European Patent Office     COOLING ELECTRIC COMP                            756809       7/1/1998   95909413.7      1/31/1995  MI
European Patent Office     4-AXIS VECTOR MTR DRIVE                          715566       1/20/1999  94922485.1      7/6/1994   MI
European Patent Office     MONOISOPRO/AMINE                                 684980       5/31/2000  95904874.5      12/12/1994 MI
European Patent Office     PREHEATING APPARATUS FOR AN EXTRUDER             680402       3/17/1999  94906712.8      1/21/1994  MI
European Patent Office     FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
European Patent Office     ACCUMULATOR HEAD                                 600905       3/26/1997  92914976.3      7/2/1992   MI
European Patent Office     MOLD PROTECT-TONAGE CON                          590068       8/19/1998  92914491.3      6/16/1992  MI
European Patent Office     EJECT UNIT                                       566681       12/18/1996 92904589.6      1/10/1992  MI
European Patent Office     MOVABLE PLATEN                                   566655       5/21/1997  92903999.8      1/10/1992  MI
European Patent Office     OPEN LOOP TONNAGE CONT                           536201       3/4/1998   91911550.1      5/17/1991  MI
European Patent Office     PLURAL MLD DRIV                                  500679       9/18/1996  90916874.2      11/5/1990  MI
European Patent Office     DC DRIVE-VAR VOL PUMP                            464286       8/3/1994   90314225.5      12/14/1990 MI
European Patent Office     DC BRUSHLESS MOTOR IMM                           431150       10/12/1994 90914289.5      6/20/1990  MI
European Patent Office     PRECISION COINING MACH                           269204       1/15/1992  87307502.2      8/25/1987  MI
European Patent Office     D-10 ZEOLITE WATER SOFT                          254773       3/1/1989   86201266.3      7/18/1986  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
European Patent Office     METHOD OF ANALYSIS FOR AQUEOUS FLUIDS                                    97943577.3      9/25/1997  MI
European Patent Office     MACHINING METALWORKING FLUID AND METHOD                                  1962246.3       8/17/2001  MI
                           OF MACHINING
European Patent Office     TWO STAGE ELECTRIC INJECTION UNIT WITH                                   98952037.4      9/30/1998  MI
                           ROTATABLE PLUNGER
European Patent Office     DUAL MOTOR DRIVE SYSTEM FOR INJECTION                                    921981.7        4/10/2000  MI
                           MOLDING MACHINES
European Patent Office     MULTI-MEDIA ENHANCED PROGRAM CONTROLLED                                  1966664.3       9/11/2001  MI
                           MACHINE
European Patent Office     CLOSED BARREL TEMPERING                                                  2001461.9       1/21/2002  MI
European Patent Office     CLOSED BARREL                                                            2001459.3       1/21/2002  MI
France                     TWIN SCREW EXTRUDER                              983836       1/28/2004  99117028.3      8/30/1999  MI
France                     RAM SUPPORT SKATE FOR AN INJECTION               956187       10/2/2002  98923406.7      5/13/1998  MI
                           MOLDING MACHINE
France                     METHOD FOR SIMULTANEOUS CONTROL OF               923447       2/19/2003  97942382.9      8/22/1997  MI
                           MULTIPLE ACCUMULATORS
France                     ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          885108       9/13/2000  96925356.6      7/18/1996  MI
                           ACCUMULATOR HEAD
France                     MULTI-FUNCTION MOTOR                             861148       12/19/2001 96933237.8      10/1/1996  MI
France                     MOTOR CURRENT CONTROL                            804324       7/25/2001  95908754.8      1/31/1995  MI
France                     COOLING ELECTRIC COMP                            756809       7/1/1998   95909413.7      1/31/1995  MI
France                     4-AXIS VECTOR MTR DRIVE                          715566       1/20/1999  94922485.1      7/6/1994   MI
France                     MONOISOPRO/AMINE                                 684980       5/31/2000  95904874.5      12/12/1994 MI
France                     PREHEATING APPARATUS FOR AN EXTRUDER             680402       3/17/1999  94906712.8      1/21/1994  MI
France                     FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
France                     EXTRUDED PROFILE PRODUCTION EQUIPMENT            612604       4/28/1999  93890024        2/24/1993  MI
France                     ACCUMULATOR HEAD                                 600905       3/26/1997  92914976.3      7/2/1992   MI
France                     MOLD PROTECT-TONAGE CON                          590068       8/19/1998  92914491.3      6/16/1992  MI
France                     DC DRIVE-VAR VOL PUMP                            464286       8/3/1994   90314225.5      12/14/1990 MI
France                     PRECISION COINING MACH                           269204       1/15/1992  87307502.2      8/25/1987  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Germany                    MULTILAYER PLASTIC PIPE                          29823984.1   4/27/2000  29823984.1      4/16/1998  MI
Germany                    PNEUMATIC OR HYDRAULIC GUILLOTINE                29808312     8/13/1998  98U2008312      5/11/1998  MI
Germany                    TWIN SCREW EXTRUDER                              19839374     3/2/2000   1039374         8/30/1998  MI
Germany                    DOUBLE SCREW EXTRUDER                            19824303     12/9/1999  1024303         5/31/1998  MI
Germany                    MULTILAYER PLASTIC PIPE                          19816790     10/21/1999 1016790         4/16/1998  MI
Germany                    ELECTRICALLY DRIVEN APPARATUS FOR                1198335      7/30/2003  928793.9        5/2/2000   MI
                           EJECTING INJECTION MOLDED PARTS
Germany                    HYBRID INJECTION MOLDING MACHINE                 1144175      3/24/2004  98949737.5      9/30/1998  MI
Germany                    CUTTING EQUIPMENT FOR EXTRUDED HOLLOW            988941       12/10/2003 99118583.6      9/21/1999  MI
                           THERMOPLASTIC PROFILES
Germany                    RAM SUPPORT SKATE FOR AN INJECTION               956187       10/2/2002  98923406.7      5/13/1998  MI
                           MOLDING MACHINE
Germany                    METHOD FOR SIMULTANEOUS CONTROL OF               923447       2/19/2003  97942382.9      8/22/1997  MI
                           MULTIPLE ACCUMULATORS
Germany                    ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          885108       9/13/2000  96925356.6      7/18/1996  MI
                           ACCUMULATOR HEAD
Germany                    MULTI-FUNCTION MOTOR                             861148       12/19/2001 96933237.8      10/1/1996  MI
Germany                    MOTOR CURRENT CONTROL                            804324       7/25/2001  95908754.8      1/31/1995  MI
Germany                    COOLING ELECTRIC COMP                            756809       7/1/1998   95909413.7      1/31/1995  MI
Germany                    4-AXIS VECTOR MTR DRIVE                          715566       1/20/1999  94922485.1      7/6/1994   MI
Germany                    MONOISOPRO/AMINE                                 684980       5/31/2000  95904874.5      12/12/1994 MI
Germany                    PREHEATING APPARATUS FOR AN EXTRUDER             680402       3/17/1999  94906712.8      1/21/1994  MI
Germany                    FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
Germany                    ACCUMULATOR HEAD                                 600905       3/26/1997  92914976.3      7/2/1992   MI
Germany                    MOLD PROTECT-TONAGE CON                          590068       8/19/1998  92914491.3      6/16/1992  MI
Germany                    MOVABLE PLATEN                                   566655       5/21/1997  92903999.8      1/10/1992  MI
Germany                    DC DRIVE-VAR VOL PUMP                            464286       8/3/1994   90314225.5      12/14/1990 MI
Germany                    DC BRUSHLESS MOTOR IMM                           431150       10/12/1994 90914289.5      6/20/1990  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Germany                    PRECISION COINING MACH                           269204       1/15/1992  87307502.2      8/25/1987  MI
Germany                    TEMPERATURE CONTROL METHOD FOR PLASTICS                                  29907213.4      4/24/1999  MI
                           EXTRUSION
Germany                    CLOSED BARREL TEMPERING                                                  10102609.9      1/21/2001  MI
Germany                    CLOSED BARREL TEMPERING                                                  10102610.2      1/21/2001  MI
Germany                    EXTRUDER FEEDING AREA                                                    10151579        10/23/2001 MI
Hong Kong                  DETERMINATION OF AQUEOUS FLUID SURFACTANT                                99100560.2      2/10/1999  MI
                           CONCENTRATION
India                      MONOISOPRO/AMINE                                 182644       11/28/1994 992/CAL/94      11/28/1994 MI
India                      FLUID W/ SULFURIZED LUBR                         181608       6/17/1994  461/CAL/94      6/17/1994  MI
India                      METHOD OF ANALYSIS FOR AQUEOUS FLUIDS                                    651/CAL/98      9/25/1997  MI
India                      MULTI-FUNCTION MOTOR                                                     1838/CAL/96     10/18/1996 MI
India                      HYBRID INJECTION MOLDING MACHINE                                         1776/CAL/98     10/7/1998  MI
India                      TWO STAGE ELECTRIC INJECTION UNIT WITH                                   1835/CAL/98     10/15/1998 MI
                           ROTATABLE PLUNGER
India                      IMPACTING METHOD AND MACHINING FOR                                       99/00089        3/16/1999  MI
                           FORMING COMPACTS
Italy                      ELECTRICALLY DRIVEN APPARATUS FOR                1198335      7/30/2003  928793.9        5/2/2000   MI
                           EJECTING INJECTION MOLDED PARTS
Italy                      HYBRID INJECTION MOLDING MACHINE                 1144175      3/24/2004  98949737.5      9/30/1998  MI
Italy                      RAM SUPPORT SKATE FOR AN INJECTION               956187       10/2/2002  98923406.7      5/13/1998  MI
                           MOLDING MACHINE
Italy                      METHOD FOR SIMULTANEOUS CONTROL OF               923447       2/19/2003  97942382.9      8/22/1997  MI
                           MULTIPLE ACCUMULATORS
Italy                      ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          885108       9/13/2000  96925356.6      7/18/1996  MI
                           ACCUMULATOR HEAD
Italy                      MULTI-FUNCTION MOTOR                             861148       12/19/2001 96933237.8      10/1/1996  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Italy                      MOTOR CURRENT CONTROL                            804324       7/25/2001  95908754.8      1/31/1995  MI
Italy                      4-AXIS VECTOR MTR DRIVE                          715566       1/20/1999  94922485.1      7/6/1994   MI
Italy                      MONOISOPRO/AMINE                                 684980       5/31/2000  95904874.5      12/12/1994 MI
Italy                      PREHEATING APPARATUS FOR AN EXTRUDER             680402       3/17/1999  94906712.8      1/21/1994  MI
Italy                      FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
Italy                      MOLD PROTECT-TONAGE CON                          590068       8/19/1998  92914491.3      6/16/1992  MI
Italy                      DC DRIVE-VAR VOL PUMP                            464286       8/3/1994   90314225.5      12/14/1990 MI
Italy                      DC BRUSHLESS MOTOR IMM                           431150       10/12/1994 90914289.5      6/20/1990  MI
Italy                      PRECISION COINING MACH                           269204       1/15/1992  87307502.2      8/25/1987  MI
Japan                      MONOISOPRO/AMINE                                 3497169      11/28/2003 517472/95       12/12/1994 MI
Japan                      4-AXIS VECTOR MTR DRIVE                          3399532      2/21/2003  508097/95       7/6/1994   MI
Japan                      MOVABLE PLATEN                                   3283511      3/1/2002   504545/92       1/10/1992  MI
Japan                      ACCUMULATOR HEAD                                 3217361      8/3/2001   502277/93       7/2/1992   MI
Japan                      DC BRUSHLESS MOTOR IMM                           2927949      5/14/1999  513356/90       6/20/1990  MI
Japan                      PRECISION COINING MACH                           2548956      8/8/1996   264025/87       10/21/1987 MI
Japan                      FLUID W/ SULFURIZED LUBR                                                 162206/94       7/14/1994  MI
Japan                      COOLING ELECTRIC COMP                                                    527620/95       1/31/1995  MI
Japan                      MOTOR CURRENT CONTROL                                                    528919/95       1/31/1995  MI
Japan                      MULTI-FUNCTION MOTOR                                                     519698/97       10/1/1996  MI
Japan                      HYBRID INJECTION MOLDING MACHINE                                         572067          9/30/1998  MI
Japan                      TWO STAGE ELECTRIC INJECTION UNIT WITH                                   2000-531288     9/30/1998  MI
                           ROTATABLE PLUNGER
Japan                      DC DRIVE-VAR VOL PUMP                                                    4472/91         1/18/1991  MI
Japan                      IMM WITHOUT TIE BARS                                                     519092/96       12/1/1995  MI
Japan                      DUAL MOTOR DRIVE SYSTEM FOR INJECTION                                    612115          4/10/2000  MI
                           MOLDING MACHINES
Japan                      HORIZONTAL TOGGLE IMM                                                    263676/91       10/11/1991 MI
Japan                      WALL THICKNESS CONTROL                                                   82854/88        4/4/1988   MI
Japan                      MASTER/SLAVE CONTROLLER                                                  144911/93       6/16/1993  MI
Korea, Republic of         MONOISOPRO/AMINE                                 354981       9/18/2002  703540/95       12/12/1994 MI
Korea, Republic of         MACHINING FLUID COMPOSITION AND METHOD OF        299648       6/11/2001  703743/98       8/4/1997   MI
                           MACHINING

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Korea, Republic of         METHOD OF ANALYSIS FOR AQUEOUS FLUIDS            270060       7/27/2000  706351-98       9/25/1997  MI
Korea, Republic of         MULTI-FUNCTION MOTOR                             268358       7/12/2000  703713/97       10/1/1996  MI
Korea, Republic of         DETERMINATION OF AQUEOUS FLUID SURFACTANT        265458       6/14/2000  703221/98       8/4/1997   MI
                           CONCENTRATION
Korea, Republic of         TITRATION APPARATUS                              265457       6/14/2000  704350/94       6/1/1993   MI
Korea, Republic of         AQUEOUS METALWORKING FLUID                       209444       4/21/1999  703713/97       7/12/1996  MI
Korea, Republic of         DC BRUSHLESS MOTOR IMM                           168852       10/8/1998  700199/91       6/20/1990  MI
Korea, Republic of         FLUID W/ SULFURIZED LUBR                         133100       12/16/1997 22185/94        9/3/1994   MI
Korea, Republic of         SYSTEM MONITOR                                                           701637/91       5/8/1990   MI
Korea, Republic of         CHARACTERIZATION OF FLUID MISTING                                        99-7005933      10/29/1998 MI
Korea, Republic of         MACHINING METALWORKING FLUID AND METHOD                                  7011624         8/17/2001  MI
                           OF MACHINING
Korea, Republic of         HYBRID INJECTION MOLDING MACHINE                                         7004090         9/30/1998  MI
Korea, Republic of         TWO STAGE ELECTRIC INJECTION UNIT WITH                                   2000-7008966    9/30/1998  MI
                           ROTATABLE PLUNGER
Korea, Republic of         ELECTRICALLY DRIVEN APPARATUS FOR                                        2001-7012983    5/2/2000   MI
                           EJECTING INJECTION MOLDED PARTS
Korea, Republic of         MOVABLE PLATEN                                                           702070/93       1/10/1992  MI
Korea, Republic of         EJECT UNIT                                                               702074/93       1/10/1992  MI
Korea, Republic of         DUAL MOTOR DRIVE SYSTEM FOR INJECTION                                    7012963         4/10/2000  MI
                           MOLDING MACHINES
Korea, Republic of         BLOW MOLDING APPARATUS                                                   5037/87         5/21/1987  MI
Luxembourg                 FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
Mexico                     METHOD FOR SIMULTANEOUS CONTROL OF               212676       1/27/2003  99/01924        8/22/1997  MI
                           MULTIPLE ACCUMULATORS
Mexico                     IMM WITHOUT TIE BARS                             196836       6/6/2000   9704304         12/1/1995  MI
Mexico                     MONOISOPRO/AMINE                                 193103       8/24/1999  9409728         12/15/1994 MI
Mexico                     4-AXIS VECTOR MTR DRIVE                          185204       7/2/1997   9406505         8/26/1994  MI
Mexico                     FLUID W/ SULFURIZED LUBR                         184563       4/29/1997  9406594         8/30/1994  MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Mexico                     DC BRUSHLESS MOTOR IMM                           174413       5/13/1994  22714           10/5/1990  MI
Mexico                     POLYAMIDE+ITS SALTS FLUID                        159541       6/29/1989  193074          6/9/1982   MI
Mexico                     DETERMINATION OF AQUEOUS FLUID SURFACTANT                                9803414         8/4/1997   MI
                           CONCENTRATION
Mexico                     METHOD OF ANALYSIS FOR AQUEOUS FLUIDS                                    9806261         9/25/1997  MI
Mexico                     MACHINING METALWORKING FLUID AND METHOD                                  02/08671        8/17/2001  MI
                           OF MACHINING
Mexico                     IMPACTING METHOD AND MACHINING FOR                                       99/00089        3/16/1999  MI
                           FORMING COMPACTS
Mexico                     MULTI-MEDIA ENHANCED PROGRAM CONTROLLED                                  03/02087        9/11/2001  MI
                           MACHINE
Netherlands                MONOISOPRO/AMINE                                 684980       5/31/2000  95904874.5      12/12/1994 MI
Netherlands                FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
New Zealand                MONOISOPRO/AMINE                                 277971       7/1/1997   277971          12/12/1994 MI
New Zealand                FLUID W/ SULFURIZED LUBR                         260556       1/9/1996   260556          5/19/1994  MI
Norway                     METHOD OF ANALYSIS FOR AQUEOUS FLUIDS                                    98/3712         9/25/1997  MI
Patent Cooperation Treaty  MACHINING METALWORKING FLUID AND METHOD                                  01/25855        8/17/2001  MI
                           OF MACHINING
Patent Cooperation Treaty  HYBRID INJECTION MOLDING MACHINE                                         98/20765        9/30/1998  MI
Patent Cooperation Treaty  TWO STAGE ELECTRIC INJECTION UNIT WITH                                   98/20784        9/30/1998  MI
                           ROTATABLE PLUNGER
Patent Cooperation Treaty  ELECTRICALLY DRIVEN APPARATUS FOR                                        00/12113        5/2/2000   MI
                           EJECTING INJECTION MOLDED PARTS
Patent Cooperation Treaty  IMPACTING METHOD AND MACHINING FOR                                       99/05756        3/16/1999  MI
                           FORMING COMPACTS
Patent Cooperation Treaty  RAM SUPPORT SKATE FOR AN INJECTION                                       98/09736        5/13/1998  MI
                           MOLDING MACHINE

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Patent Cooperation Treaty  DUAL MOTOR DRIVE SYSTEM FOR INJECTION                                    00/09505        4/10/2000  MI
                           MOLDING MACHINES
Patent Cooperation Treaty  MULTI-MEDIA ENHANCED PROGRAM CONTROLLED                                  01/28398        9/11/2001  MI
                           MACHINE
South Africa               FLUID W/ SULFURIZED LUBR                         94/3732      4/26/1995  94/3732         5/27/1994  MI
South Africa               MONOISOPRO/AMINE                                 94/9904      10/25/1995 94/9904         12/13/1994 MI
Spain                      FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
Spain                      DC BRUSHLESS MOTOR IMM                           431150       10/12/1994 90914289.5      6/20/1990  MI
Sweden                     MONOISOPRO/AMINE                                 684980       5/31/2000  95904874.5      12/12/1994 MI
Sweden                     FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
Switzerland                FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
United Kingdom             ELECTRICALLY DRIVEN APPARATUS FOR                1198335      7/30/2003  928793.9        5/2/2000   MI
                           EJECTING INJECTION MOLDED PARTS
United Kingdom             CUTTING EQUIPMENT FOR EXTRUDED HOLLOW            988941       12/10/2003 99118583.6      9/21/1999  MI
                           THERMOPLASTIC PROFILES
United Kingdom             TWIN SCREW EXTRUDER                              983836       1/28/2004  99117028.3      8/30/1999  MI
United Kingdom             RAM SUPPORT SKATE FOR AN INJECTION               956187       10/2/2002  98923406.7      5/13/1998  MI
                           MOLDING MACHINE
United Kingdom             METHOD FOR SIMULTANEOUS CONTROL OF               923447       2/19/2003  97942382.9      8/22/1997  MI
                           MULTIPLE ACCUMULATORS
United Kingdom             ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          885108       9/13/2000  96925356.6      7/18/1996  MI
                           ACCUMULATOR HEAD
United Kingdom             MULTI-FUNCTION MOTOR                             861148       12/19/2001 96933237.8      10/1/1996  MI
United Kingdom             MOTOR CURRENT CONTROL                            804324       7/25/2001  95908754.8      1/31/1995  MI
United Kingdom             COOLING ELECTRIC COMP                            756809       7/1/1998   95909413.7      1/31/1995  MI
United Kingdom             4-AXIS VECTOR MTR DRIVE                          715566       1/20/1999  94922485.1      7/6/1994   MI
United Kingdom             MONOISOPRO/AMINE                                 684980       5/31/2000  95904874.5      12/12/1994 MI
United Kingdom             PREHEATING APPARATUS FOR AN EXTRUDER             680402       3/17/1999  94906712.8      1/21/1994  MI
United Kingdom             FLUID W/ SULFURIZED LUBR                         656415       10/8/1997  94111265.8      6/19/1994  MI
United Kingdom             ACCUMULATOR HEAD                                 600905       3/26/1997  92914976.3      7/2/1992   MI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Inc. (MI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United Kingdom             MOLD PROTECT-TONAGE CON                          590068       8/19/1998  92914491.3      6/16/1992  MI
United Kingdom             DC DRIVE-VAR VOL PUMP                            464286       8/3/1994   90314225.5      12/14/1990 MI
United Kingdom             DC BRUSHLESS MOTOR IMM                           431150       10/12/1994 90914289.5      6/20/1990  MI
United Kingdom             PRECISION COINING MACH                           269204       1/15/1992  87307502.2      8/25/1987  MI
United States of America   MULTI-MEDIA ENHANCED PROGRAM CONTROLLED          6609038      8/19/2003  09/658888       9/11/2000  MI
                           MACHINE
United States of America   NEW DISTRIBUTIVE MIXING ELEMENT FOR              6547431      4/15/2003  09/710109       11/9/2000  MI
                           EXTRUSION AND INJECTION MOLDING
United States of America   COMPRESSION MOLDED NECK BODY WITH SMOOTH         6312248      11/6/2001  09/755447       1/5/2001   MI
                           INNER WALL
United States of America   4-AXIS VECTOR MTR DRIVE                          5362222      11/8/1994  113627          8/31/1993  MI
United States of America   PARALLEL DIG/ANAL CONTL                          5062052      10/29/1991 368570          6/20/1989  MI
United States of America   ELECTRICALLY DRIVEN APPARATUS FOR                                        09/980508       11/2/2001  MI
                           EJECTING INJECTION MOLDED PARTS
United States of America   IMPACTING METHOD AND MACHINING FOR                                       09/056819       4/8/1998   MI
                           FORMING COMPACTS

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Milacron Industrial Products Inc. (MIP)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United States of America   MACHINING METALWORKING FLUID AND METHOD          6316394      11/13/2001 09/771267       1/29/2001  MIP
                           OF MACHINING
United States of America   CHARACTERIZATION OF FLUID MISTING                5889201      3/30/1999  962549          10/31/1997 MIP
United States of America   MACHINING FLUID AND METHOD                       5874390      2/23/1999  995364          12/22/1997 MIP
United States of America   MACHINING FLUID COMPOSITION AND METHOD OF        5716917      2/10/1998  719240          9/24/1996  MIP
                           MACHINING
United States of America   METHOD OF ANALYSIS FOR AQUEOUS FLUIDS            5710372      1/20/1998  768190          12/17/1996 MIP
United States of America   DETERMINATION OF AQUEOUS FLUID SURFACTANT        5710048      1/20/1998  706871          9/3/1996   MIP
                           CONCENTRATION
United States of America   AQUEOUS METALWORKING FLUID                       5706684      1/13/1998  538528          10/3/1995  MIP
United States of America   AQUEOUS LUBRICANT                                5667349      9/16/1997  427932          4/26/1995  MIP
United States of America   MONOISOPRO/AMINE                                 5512191      4/30/1996  412353          3/28/1995  MIP
United States of America   FLUID W/ SULFURIZED LUBR                         5391310      2/21/1995  156323          11/23/1993 MIP
United States of America   TITRATION APPARATUS                              5389546      2/14/1995  230445          4/20/1994  MIP

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Oak International Inc. (OI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United States of America   LUBRICATING OIL COMPOSITIONS USED IN             5809628      9/22/1998  616247          3/15/1996  OI
                           METAL FORMING OPERATIONS

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Uniloy Milacron Inc. (UMI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Australia                  POST MOLDING ID NECK TRIMMING APPARATUS                                  199942382       7/30/1999  UMI
Canada                     ACCUMULATOR HEAD WITH DIVERTER SLEEVE            1247814      1/3/1989   516053          8/15/1986  UMI
Canada                     CONTAINER                                                                2000-1066                  UMI
European Patent Office     QUICK CHANGE EJECTION STATION TOOLING                                    1289733         5/24/2001  UMI
European Patent Office     MOBILE TOOLING BASE                                                      1289724         5/24/2001  UMI
European Patent Office     BLOW MOLDING MACHINE HAVING FLEXIBLE                                     1289723         5/24/2001  UMI
                           CAVITATION
European Patent Office     UNRESTRAINED PREFORM CARRIERS FOR A BLOW                                 1289722         5/24/2001  UMI
                           MOLDING MACHINE
European Patent Office     SEALING BLADE FOR SEALING OF A BLOW                                      1283801         2/2/2001   UMI
                           MOLDED CONTAINER
European Patent Office     ROTARY DEFLASHING APPARATUS                                              1283772         2/2/2001   UMI
France                     DESIGN FOR CONTAINER FOR LIQUIDS                 820783       3/5/1982                              UMI
Patent Cooperation Treaty  UNRESTRAINED PREFORM CARRIERS FOR A BLOW                                 PCT/US01/16744  5/24/2001  UMI
                           MOLDING MACHINE
Patent Cooperation Treaty  MOBILE TOOLING BASE                                                      PCT/US01/16998  5/24/2001  UMI
Patent Cooperation Treaty  QUICK CHANGE EJECTION STATION                                            PCT/US01/16997  5/24/2001  UMI
Patent Cooperation Treaty  SEALING BLADE FOR SEALING OF A BLOW                                      PCT/US01/03723  2/2/2001   UMI
                           MOLDED CONTAINER
Patent Cooperation Treaty  ROTARY DEFLASHING APPARATUS                                              PCT/US01/03722  2/2/2001   UMI
Patent Cooperation Treaty  MILK JUG                                                                 PCT/US98/23060  10/30/1998 UMI
Patent Cooperation Treaty  BMM HAVING FLEXIBLE CAVITATION                                           PCT/US01/16996  5/24/2001  UMI
United Kingdom             POST MOLDING ID NECK TRIMMING APPARATUS                                  9917438         7/23/1999  UMI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Uniloy Milacron Inc. (UMI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United States of America   BEVERAGE CONTAINER                               D427076      6/27/2000  29/106881       6/23/1999  UMI
United States of America   BEVERAGE CONTAINER                               D415035      10/12/1999 29/078893       10/30/1997 UMI
United States of America   DESIGN                                           D391854      3/10/1998  29/069197       4/11/1997  UMI
United States of America   ROTARY DEFLASHING APPARATUS                      6360414      3/26/2002  09/578811       5/24/2000  UMI
United States of America   POST MOLDING ID NECK TRIMMING APPARATUS          6311593      11/6/2001  09/584898       5/26/2000  UMI
United States of America   POST MOLDING ID NECK TRIMMING APPARATUS          6158317      12/12/2000 09/172889       10/15/1998 UMI
United States of America   EXTRUSION HEAD FOR BLOW MOLDING                  5620722      4/15/1997  08/538721       10/3/1995  UMI
United States of America   INJECTION BLOW MOLDING APPARATUS                 5518392      5/21/1996  08/129895       9/30/1993  UMI
                           INCLUDING STACKED MOLDS
United States of America   FLEXIBLE PART DEFLASHER                          5470220      11/28/1995 08/079434       6/17/1993  UMI
United States of America   COMPRESSION MOLDING AND TRIMMING BLOW PIN        5449284      9/12/1995  08/202267       2/25/1994  UMI
                           ASSEMBLY
United States of America   METHOD FOR SORTING PLASTIC ARTICLES              5141110      8/25/1992  477606          12/28/1990 UMI
United States of America   SEQUENTIAL METHOD OF OPERATION OF                5135703      8/4/1992   701093          5/16/1991  UMI
                           COMBINATION PLASTIC AND GAS INJECTION
                           NOZZLE ASSEMBLY
United States of America   COMBINATION PLASTIC AND GAS INJECTION            5054689      10/8/1991  522190          5/11/1990  UMI
                           NOZZLE ASSEMBLY AND SEQUENTIAL METHOD OF
                           OPERATION
United States of America   DUAL PARISON EXTRUSION HEAD FOR                  4940403      7/10/1990  345566          5/1/1989   UMI
                           MULTILAYER BLOW MOLDING
United States of America   CONTAINER                                                                29/112999       10/27/1999 UMI
United States of America   INJECTION MOLD CLAMPING SYSTEM                                           10/383488       3/7/2003   UMI

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Uniloy Milacron Inc. (UMI)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United States of America   MOBILE TOOLING BASE                                                      10/297460       12/5/2002  UMI
United States of America   BLOW MOLDING MACHINE HAVING FLEXIBLE                                     10/297463       12/6/2002  UMI
                           CAVITATION
United States of America   UNRESTRAINED PREFORM CARRIERS FOR A BLOW                                 10/297457       12/6/2002  UMI
                           MOLDING MACHINE

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Uniloy Milacron USA Inc. (UMU)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
Patent Cooperation Treaty  POWER FAILURE DETECTION AND RESPONSE                                     03/36948        11/19/2003 UMU
United States of America   ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          RE36682      5/2/2000   09/304318       5/3/1999   UMU
                           ACCUMULATOR HEAD
United States of America   INJECTION MOLDING MCHE                           D357484      4/18/1995  16325           12/13/1993 UMU
United States of America   MOVABLE PLATEN                                   D341602      11/23/1993 659150          2/22/1991  UMU
United States of America   METHOD AND APPARATUS FOR EJECTOR SET-UP          6533972      3/18/2003  09/499284       2/7/2000   UMU
United States of America   TWO STAGE ELECTRIC INJECTION UNIT WITH           6471904      10/29/2002 09/770343       1/26/2001  UMU
                           ROTATABLE PLUNGER
United States of America   METHOD AND APPARATUS FOR SETTING DIE HEIGHT      6419861      7/16/2002  09/437133       11/10/1999 UMU
United States of America   RAM SUPPORT SKATE FOR AN INJECTION MOLDING       6328553      12/11/2001 09/402414       11/13/1998 UMU
                           MACHINE
United States of America   LOCKING APPARATUS FOR A MOVABLE PLATEN           6231329      5/15/2001  09/326237       6/4/1999   UMU
United States of America   COMPRESSION MOLDED NECK BODY WITH SMOOTH         6221305      4/24/2001  09/197934       11/23/1998 UMU
                           INNER WALL
United States of America   BI-DIRECTIONAL CHECK RING FOR A TWO STAGE        6200127      3/13/2001  09/258729       2/26/1999  UMU
                           INJECTION UNIT
United States of America   TWO STAGE ELECTRIC INJECTION UNIT WITH           6193499      2/17/2001  09/248935       2/12/1999  UMU
                           ROTATABLE PLUNGER
United States of America   METHOD FOR SIMULTANEOUS CONTROL OF               6171531      1/9/2001   09/242832       8/22/1997  UMU
                           MULTIPLE ACCUMULATORS
United States of America   DUAL MOTOR DRIVE SYSTEM FOR INJECTION            6149418      11/21/2000 09/294081       4/16/1999  UMU
                           MOLDING MACHINES
United States of America   DIE PIN STROKE POSITIONER                        6142762      11/7/2000  09/203865       12/2/1998  UMU
United States of America   HYBRID INJECTION MOLDING MACHINE                 6120277      9/19/2000  09/306330       5/6/1999   UMU
United States of America   TWO STAGE ELECTRIC INJECTION UNIT WITH           6086353      7/11/2000  09/024731       2/17/1998  UMU
                           ROTATABLE PLUNGER

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Uniloy Milacron USA Inc. (UMU)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United States of America   METHOD AND APPARATUS FOR VERIFYING THE           6011376      1/4/2000   09/042298       3/13/1998  UMU
                           POSITION OF A MOTOR DRIVER MACHINE ELEMENT
United States of America   METHOD AND APPARATUS FOR DETECTING               5929583      7/27/1999  42272           3/13/1998  UMU
                           ABERRANT MOTOR OPERATION IN A PLASTICS
                           PROCESSING MACHINE
United States of America   HYBRID INJECTION MOLDING MACHINE                 5916602      6/29/1999  901752          7/28/1997  UMU
United States of America   ACCUMULATOR HEAD HAVING A SEGMENTED BARREL       5900260      5/4/1999   08/761915       12/9/1996  UMU
United States of America   FLEXIBLE LOCKING GATE FOR AN EXTRUDER            5888557      3/30/1999                  1/23/1998  UMU
United States of America   TWO STAGE ELECTRIC INJECTION  UNIT FOR A         5863567      1/26/1999  901744          7/28/1997  UMU
                           MOLDING MACHINE
United States of America   PREHEATING APPARATUS FOR AN EXTRUDER             5807517      9/15/1998  08/835260       4/8/1997   UMU
United States of America   RETAINER FOR THE DIE PIN IN AN ACCUMULATOR       5792486      8/11/1998  832513          4/3/1997   UMU
                           HEAD
United States of America   PREHEATING APPARATUS FOR AN EXTRUDER             5750158      5/12/1998  08/308876       9/19/1994  UMU
United States of America   DUAL FLOW DIVIDER WITH DIVERTER VALVE            5711349      1/27/1998  781253          1/10/1997  UMU
United States of America   ELECTROMECHANICAL DRIVE ASSEMBLY FOR AN          5645873      7/8/1997   514578          8/14/1995  UMU
                           ACCUMULATOR HEAD
United States of America   MULTI-FUNCTION MOTOR                             5645868      7/8/1997   560129          11/17/1995 UMU
United States of America   VACUUM SHUTTLE VALVE                             5634953      6/3/1997   425528          4/20/1995  UMU
United States of America   COOLING ELECTRIC COMP                            5620646      4/15/1997  553791          10/23/1995 UMU
United States of America   DUAL FLOW DIVIDER WITH DIVERTER VALVE            5616350      4/1/1997   419306          4/10/1995  UMU
United States of America   CO-INJECTION MACHINE                             5601773      2/11/1997  439925          5/12/1995  UMU
United States of America   IMM WITHOUT TIE BARS                             5538415      7/23/1996  354175          12/12/1994 UMU
United States of America   COOLING ELECTRIC COMP                            5523640      6/4/1996   231080          4/22/1994  UMU
United States of America   MOTOR CURRENT CONTROL                            5469038      11/21/1995 240128          5/10/1994  UMU

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

PATENTS
-------
Owner Uniloy Milacron USA Inc. (UMU)

COUNTRY                    SHORT TITLE                                      PATENT NO.   GRANT DATE APPLICATION NO. DATE FILED OWNER
United States of America   DYNAMIC BRAKING                                  5469031      11/21/1995 326971          10/21/1994 UMU
United States of America   TWO-STAGE INJECTION                              5454995      10/3/1995  229476          4/18/1994  UMU
United States of America   MASTER/SLAVE CONTROLLER                          5239247      8/24/1993  900811          6/17/1992  UMU
United States of America   SLIDING EXTRUSION HEAD                           5208049      5/4/1993   820241          1/14/1992  UMU
United States of America   BARREL HEATER/COOLER                             5200205      4/6/1993   690277          4/24/1991  UMU
United States of America   PLURAL MLD DRIV                                  5190714      3/2/1993   791205          11/13/1991 UMU
United States of America   VEL CONTROL                                      5185109      2/9/1993   758663          9/12/1991  UMU
United States of America   VEL PROFILE ON LOCKOVER                          5180530      1/19/1993  705831          5/28/1991  UMU
United States of America   REV TAPER SPIRAL CHAN                            5178458      1/12/1993  666706          3/8/1991   UMU
United States of America   MOLD PROTECT-TONAGE CON                          5149471      9/22/1992  716423          6/17/1991  UMU
United States of America   MOVABLE PLATEN                                   5123834      6/23/1992  638994          1/10/1991  UMU
United States of America   ACCUMULATOR HEAD                                 5116215      5/26/1992  726227          7/5/1991   UMU
United States of America   PLURAL MLD DRIV                                  5102327      4/7/1992   600850          10/22/1990 UMU
United States of America   OVER/UNDER EXTRUDERS                             5076777      12/31/1991 631235          12/20/1990 UMU
United States of America   DC DRIVE-VAR VOL PUMP                            5052909      10/1/1991  616752          11/16/1990 UMU
United States of America   DC BRUSHLESS MOTOR IMM                           4988273      1/29/1991  370669          6/23/1989  UMU
United States of America   CYCLINDER SEAL-VAC TUBE                          4945724      8/7/1990   301980          1/26/1989  UMU
United States of America   ADAPTIVE TONNAGE CONTRL                          4942004      7/17/1990  265709          11/1/1988  UMU
United States of America   PRECISION COINING MACH                           4907960      3/13/1990  228771          8/4/1988   UMU
United States of America   POWER FAILURE DETECTION AND RESPONSE                                     10/308994       12/3/2002  UMU

                                                               Licensee/Licensor
                                                           "MI" is Milacron Inc.
                               "MPTG" is Milacron Plastics Technology Group Inc.
                                                          "DME" is D-M-E Company
                                                   "UNI" is Uniloy Milacron Inc.

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

                                    LICENSES

PATENT LICENSES


LICENSE GRANTS

LICENSOR  LICENSEE                               EFFECTIVE DATE  TYPE                              NOTES
MI
          CIMCOOL INDUSTRIAL PRODUCTS B.V.          1/1/1990      PLO  Inter-company IP
          CINCINNATI MILACRON BV                   2/16/1987      TLO  Inter-company IP
          CINCINNATI MILACRON PRIVATE LIMITED      8/29/1995      TLO  Inter-company technology license
          FANUC LTD.                               11/15/1983     TLO  LICENSE W/GRANT-BACK
          UNIVERSITY OF CINCINNATI                 2/14/2002      PLO  Patent US 5,889,201
          BATTENFELD IMT                           9/12/2003      PLO  Patent US 5,062,052 (Confidential)
          BATTENFELD SERVICE GMBH                   6/9/1997      PLO  Patent EP0566681
          DR. BOY GMBH & CO.                        2/7/2002      PLO  Patent US 5,062,052 (Confidential settlement)
          ENGEL MASCHINENBAU GMBH                  11/17/1998     PLO  Patent US 5,052,909
          HUSKY INJECTION MOLDING SYSTEMS, LTD.    6/22/2000      PLO  Patent US 5,062,052 (Confidential Settlement)
          MAGNUM LLC                                5/1/1997      PLO  Patent US 5,052,909
          MANNESMANN GROUP                         9/20/2000      PLO  Patent US 5,062,052 (Confidential)
          SANDRETTO INDUSTRIES S.P.A.              9/17/2001      PLO  Patent US 5,062,052 (Confidential Settlement)
          SIDEL S.A.                               3/27/2002      PLO  Patent US 5,062,052 (Confidential Settlement--cross license)
          SIG PLASTICS INTERNATIONAL GMBH          4/13/2001      PLO  Patent US 5,062,052 (Confidential Settlement)
          SIPA S.P.A.                              2/21/2002      PLO  Patent US 5,062,052 (Confidential Settlement)
          U.S. PRECISION LENS INC.                 2/14/1995      PLO  Patent US 5,052,909
          UBE INDUSTRIES, LTD.                     11/6/2000      PLO  Patent US 5,062,052 (Confidential Settlement)
          VICKERS, INC.                            9/30/1997      PLO  CROSS LICENSE (Patent US 5,062,052)
          VICKERS, INC.                            5/15/1998      PLO  Patent US 6,011,376
DME
          D-M-E COMPANY (INDIA)                     2/1/1994      TLO  Inter-company technology license
OI
          PAZ LUBRICANTS AND CHEMICALS LTD.        10/14/1998     TLO  Fluid formulations
UNI
          FERROMATIK MILACRON INDIA LIMITED        4/26/2001      TLO  Inter-company -- know-how
          SIMCO/RAMIC CORP.                        11/17/1994     PLO  Patent US 5,141,110

                                                               Licensee/Licensor
                                                           "MI" is Milacron Inc.
                                                     "MPTG" is Milacron Plastics
                                                           Technology Group Inc.
                                                          "DME" is D-M-E Company
                                                   "UNI" is Uniloy Milacron Inc.

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

                                    LICENSES

PATENT LICENSES



LICENSE RIGHTS

LICENSEE  LICENSOR                               EFFECTIVE DATE  TYPE                              NOTES
DME
          BOKICH, MICHAEL STEVEN                    8/31/2001     PLI  Invention assignment w/royalty provision

          ORYCON CONTROL TECHNOLOGY, INC.           8/28/2002     PLI  Confidential Settlement (US 5,227,179)
          VANDENBERG, L.A.                          5/4/1993      PLI  Patent assignment w/royalty provision (US 5234329)
          VANDENBERG, L.A.                          6/1/1993      PLI  Patent assignment w/royalty provision (US 5208053)
          VANDENBERG, L.A.                          3/14/1995     PLI  Patent assignment w/royalty provision (US 5397226)
          VANDENBERG, L.A.                          3/1/1996      PLI  Patent assignment w/royalty provision (US 5494435)
MI
          ANGUS CHEMICAL COMPANY                   10/22/1992     TLI  Production of triazine under EPA registration
          BEMIS MANUFACTURING COMPANY               7/19/1994     PLI  U.S. Patent No. 5,486,327 Colorant Injection technology
          BEMIS MANUFACTURING COMPANY               1/26/1995     PLI  U.S. Patent No. 5,650,178 Co-injection technology

          LEMELSON FOUNDATION                       1/2/1999      PLI  Patents (Confidential)
          LEMELSON, JEROME                          2/8/1990      PLI  Patents
          MILLCREEK BLOW MOULDING SYSTEMS, LTD.     1/15/1991     TLI  Know-how--paid up

          CINPRES LIMITED                           2/21/1994     PLI  Patents--gas injection
          LEMELSON, JEROME                          1/17/1992     PLI  Patents--paid up

          REINHART, LAWRENCE W.                     4/23/2003     PLI  Patent US 5,106,276
          TREXEL, INC.                              7/15/1999     PLI  IMM
          TREXEL, INC.                              7/27/2000     PLI  EXT
          VICKERS, INC.                             9/30/1997     PLI  CROSS LICENSE (5,266,874)
          WOMER, TIMOTHY                            3/5/2001      PLI  Royalty Agreement (US 6,547,431)

                                                               Licensee/Licensor
                                                           "MI" is Milacron Inc.
                                                     "MPTG" is Milacron Plastics
                                                           Technology Group Inc.
                                                          "DME" is D-M-E Company
                                                   "UNI" is Uniloy Milacron Inc.

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

                                    LICENSES

PATENT LICENSES



LICENSEE  LICENSOR                               EFFECTIVE DATE  TYPE                              NOTES
    MPTG
          UNILOY MILACRON USA INC.                  1/1/2000      PLI  Inter-company IP
UNI
          HIRSCHBERGER, MICHAEL                     1/29/1996     PLI  UNILOY BK (US 5,046,938)
          SIDEL S.A.                                3/27/2002     PLI  Patent US 5,968,560 (Confidential Settlement -- cross license)
          UNILOY MILACRON GERMANY GMBH             12/15/2000     TLI  Inter-company -- know-how

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

COPYRIGHTS (U.S. REGISTRATIONS)


Owner Uniloy Milacron Inc. (UMI)

                              TITLE                                TYPE OF WORK  REGISTRATION NO.   REG. DATE  PUBLICATION  OWNER
                                                                                                               DATE
                    Uniloy Dairy Gallon Label                      Literary      TX-3-663-309       11/4/1993  6/8/1993     UMI

Owner Uniloy Milacron USA Inc. (UMU)

                              TITLE                                TYPE OF WORK  REGISTRATION NO.   REG. DATE  PUBLICATION  OWNER
                                                                                                               DATE
Cincinnati Milacron reaction injection molding machine : RIMM-90   Literary      TX-547-790        5/19/1980       3/12/80  UMU
EP : general operating manual

Cincinnati Milacron integrated blow molding machine, CSM-1000 :    Literary      TX-400-561        1/21/1980       12/5/79  UMU
general operating manual
Service parts bottle list : RHB-V part number : RHB-V Parts        Literary      TX-1-256-732      12/27/1983     10/17/83  UMU
manual
Cincinnati Milacron reaction injection molding machine :           Literary      TX-1-309-043      2/22/1984        8/1/83  UMU
RIMM-125 : general operating manual
Bottle machinery replacement parts                                 Literary      TX-1-310-077      3/19/1984       2/15/84  UMU
Cincinnati Milacron re-heat blow molding machine RHB IX general    Literary      TX-1-319-334      4/4/1984        3/12/80  UMU
operating manual
Cincinnati Milacron reheat blow molding machine RHB-VII :          Literary      TX-1-319-404      4/4/1984         3/5/84  UMU
general operating manual
RHB V/4000 : re-heat blow molding machine : general operating      Literary      TX-1-331-250      4/12/1984       3/20/84  UMU
manual
RHB-IX repair parts manual                                         Literary      TX-1-350-661      4/4/1984        11/1/83  UMU
Bottle machinery replacement parts                                 Literary      TX-1-411-515      9/17/1984       7/17/84  UMU
Installation operation and maintenance manual                      Literary      TX-1-426-715      9/4/1984        6/10/84  UMU
Mixhead maintenance and repair                                     Literary      TX-1-428-246      10/9/1984       9/27/84  UMU
Camac-XTA user's manual                                            Literary      TX-1-861-020      7/7/1986        11/1/85  UMU

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

COPYRIGHTS (U.S. REGISTRATIONS)

                              TITLE                                TYPE OF WORK  REGISTRATION NO.   REG. DATE  PUBLICATION  OWNER
                                                                                                               DATE
Camac-XTC                                                          Literary      TX-1-862-101      7/10/1986       11/1/85  UMU
Injection molding machines T-75, T-100, T-150 repair parts manual  Literary      TX-1-879-206      8/20/1986       12/1/85  UMU
Camac-XTA user's manual                                            Literary      TX-1-894-811      9/3/1986        11/1/85  UMU
Injection molding machines 1500 ton hydraulic repair parts manual  Literary      TX-1-929-254      8/20/1986       12/1/85  UMU
Cincinnati Milacron injection molding machines, 1000 ton           Literary      TX-1-941-751      8/20/1986       12/1/85  UMU
hydraulic : repair parts manual
Cincinnati Milacron injection molding machines, 1000/1500 ton      Literary      TX-1-941-752      8/20/1986       12/1/85  UMU
hydraulic : general operating manual
MPC-81/86 users manual                                             Literary      TX-1-952-671      7/7/1986        11/1/85  UMU
Vista operations manual : vol. no. 1, operators                    Literary      TX-2-024-985      2/9/1987        12/1/86  UMU
Plastics Machinery Division vendor quality policy                  Literary      TX-2-268-213      1/11/1988       12/1/87  UMU

Cincinnati Milacron re-heat blow molding machine RHB-W user's      Literary      TX-2-293-678      2/18/1988        1/1/88  UMU
manual
Mini-pellet feeder with Omni IV-X control                          Literary      TX-3-734-044      5/27/1994        2/1/93  UMU
Pellet feeder with Omni-IV control                                 Literary      TX-3-734-045      5/27/1994        2/1/93  UMU
Pellet feeder : user's manual                                      Literary      TX-3-734-047      5/27/1994        2/1/93  UMU
Pellet feeder with Omni IV-X control                               Literary      TX-3-734-049      5/27/1994        2/1/93  UMU
DD200-3000 solid bed dryer with Omni II-XL control                 Literary      TX-3-734-050      5/27/1994       11/1/92  UMU
Vista Toggle--VEL : user's manual                                  Literary      TX-3-802-812      5/27/1994        4/1/92  UMU
Mini-pellet feeder with Omni IV control                            Literary      TX-3-830-980      5/27/1994        2/1/93  UMU
Additive feeder with electromechanical control                     Literary      TX-3-830-983      5/27/1994        1/1/93  UMU
Cincinnati Milacron Vista Hydraulic--VEL user's manual             Literary      TX-3-843-663      5/27/1994        9/1/93  UMU
Cincinnati Milacron magna 486 user's manual                        Literary      TX-4-086-365      3/4/1996         2/1/96  UMU
Roboshot 110R parts manual                                         Literary      TX-4-090-245      8/18/1995        7/1/95  UMU
Roboshot 55R parts manual                                          Literary      TX-4-091-215      8/18/1995        7/1/95  UMU
Vista hydraulic-486 : user's manual                                Literary      TX-4-111-464      9/18/1995        6/1/95  UMU
Roboshot 165R parts manual                                         Literary      TX-4-114-146      8/25/1995        7/1/95  UMU

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

COPYRIGHTS (U.S. REGISTRATIONS)

                              TITLE                                TYPE OF WORK  REGISTRATION NO.   REG. DATE  PUBLICATION  OWNER
                                                                                                               DATE
Roboshot 250R parts manual                                         Literary      TX-4-122-079      8/18/1995        7/1/95  UMU
Injection molding machines user's manual                           Literary      TX-4-124-576      10/6/1995        9/1/95  UMU
Vista toggle-VSx user's manual                                     Literary      TX-4-132-578      8/11/1995        6/1/95  UMU
Cincinnati Milacron eclipse E75, E90 extrusion                     Literary      TX-4-140-214      9/22/1995        9/1/95  UMU
blowmolding--486 : user's manual
Roboshot 33R parts manual                                          Literary      TX-4-145-507      8/18/1995        7/1/95  UMU
Roboshot 330R parts manual                                         Literary      TX-4-145-508      8/18/1995        7/1/95  UMU
CMT 35 user's manual                                               Literary      TX-4-151-064      10/2/1995        8/1/95  UMU
Vista Toggle-VSX : user's manual                                   Literary      TX-4-153-365      11/24/1995     10/10/95  UMU
Vista Toggle-486 : user's manual                                   Literary      TX-4-153-366      11/24/1995      10/1/95  UMU
Vista large hydraulic-486 1000/1500 ton : user's manual            Literary      TX-4-163-034      10/2/1995        6/1/95  UMU
Vista hydraulic-486 : user's manual                                Literary      TX-4-163-035      10/3/1995        8/1/95  UMU
Vista toggle-VSx : user's manual                                   Literary      TX-4-163-036      10/2/1995        7/1/95  UMU
Injection molding machines : user's manual                         Literary      TX-4-179-871      2/2/1996         1/1/96  UMU
Roboshot user's manual                                             Literary      TX-4-190-347      1/26/1996       12/1/95  UMU
Vista sentry-VSX user's manual                                     Literary      TX-4-210-767      1/29/1996       12/1/95  UMU
Eclipse T-series extrusion blowmolding-486 user's manual           Literary      TX-4-215-634      2/16/1996        1/1/96  UMU
           with 60-100 lb. head
Vista sentry-VST user's manual                                     Literary      TX-4-215-635      2/16/1996        1/1/96  UMU
Vista sentry-VSX user's manual                                     Literary      TX-4-215-913      1/29/1996        1/1/96  UMU
Vista toggle-486 : user's manual                                   Literary      TX-4-221-977      2/16/1996        1/1/96  UMU
Vista toggle-VSX : user's manual                                   Literary      TX-4-221-978      2/16/1996        1/1/96  UMU
Elektra : user's manual                                            Literary      TX-4-221-979      2/16/1996        1/1/96  UMU
Vista Toggle-VSx user's manual                                     Literary      TX-4-248-724      4/12/1996        3/1/96  UMU
Injection molding machines user's manual                           Literary      TX-4-280-641      4/25/1996        4/1/96  UMU
Magna 486 user's manual                                            Literary      TX-4-290-670      5/7/1996         3/1/96  UMU
Shuttle Vector VST user's manual                                   Literary      TX-4-297-235      6/10/1996        2/1/96  UMU
Cincinnati Milacron Elektra user's manual                          Literary      TX-4-322-344      6/10/1996        3/1/96  UMU

                                                               Licensee/Licensor
                                                           "MI" is Milacron Inc.

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

COPYRIGHT LICENSES


LICENSE RIGHTS

LICENSEE      LICENSOR                                    EFFECTIVE DATE           TYPE                    NOTES
MI
              COVEY, STEPHEN                                 5/17/1993             CLI         Copying of training materials
              JURAN ENTERPRISES, INC.                        3/26/1982             CLI         Copying of training materials


Software Licenses

LICENSE RIGHTS

LICENSEE      LICENSOR                                          AGREEMENT   SUBJECT MATTER
                                                                EFFECTIVE
     DME      J.D. Edwards                                     12/29/1997   GENESIS Software
     DME      Trade Point Systems LLC (International            8/27/1998   SPEX 400 Export Documentation System
              Software Marketing, Inc.)
     MI       COMPUTER ASSOCIATES                              12/13/1999   Order Entry/Manufacturing Support Software
     MI       FOREIGN TRADE ZONE CORP.                          4/2/2001    FTZ Management Software
     MI       HYPERION SOFTWARE OPERATIONS, INC.               12/24/1996   Commercial (Accounting) Software
     MI       JUST IN TIME RESOURCES INTERNATIONAL, INC.        8/18/1992   Commercial Enterprise Software
     MI       ORACLE CORPORATION                                8/12/1992   Commercial (Database) Software
     MI       ORACLE CORPORATION                                8/6/1993    Commercial (Database) Software
     MI       PARAMETRIC TECHNOLOGY CORP.                       3/15/2003   PRO Engineer Software
     MI       PEOPLESOFT                                        6/30/2000   Software License Amendment
     MI       PEOPLESOFT                                       10/17/2002   Software License Amendment
     MI       PEOPLESOFT USA, INC.                              2/16/2001   Software License Amendment
     MI       PEOPLESOFT, INC.                                  6/28/1993   Commercial Software (HRMS)

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

CLAIMS & WRITTEN NOTICES

Amway

In a letter dated 8 December 1999, Amway Corporation gave notice to UNILOY of Amway's belief that use of some or all of the equipment supplied by UNILOY could be of interest in respect of patents that the Lemelson Foundation asserted were infringed by Amway and notice of UNILOY's duty of indemnification in respect of that equipment. The patents asserted are characterized as relating to bar coding and machine vision. By written notice dated 23 August 2000, Amway notified UNILOY that a complaint had been filed against Amway in respect of the assertion by the Lemelson Foundation. UNILOY has not identified any bar coding or machine vision equipment supplied to Amway. A written request was made to Amway 13 September 2000 for information concerning any equipment supplied to Amway by UNILOY on which Amway based their request for indemnification. There has been no correspondence in this matter since the written request of 13 September 2000. The suit by the Lemelson Foundation against Amway and others was stayed 5 January 2001 pending resolution of an action by Symbol Technologies and others against the Lemelson Foundation and concerning patents asserted against Amway. By decision 23 January 2004 fourteen patents asserted against Amway were held invalid in the Symbol Technologies litigation.

Solaia Technology LLC.

In a letter dated 3 June 2003, counsel for Solaia Technology LLC ("Solaia") asserted the likelihood of infringement of U.S. Patent 5,038,318 by Milacron's use of systems comprising programmable controllers connected via network to a computer. Solaia's counsel was informed by letter 18 July 2003 that no systems as described by Solaia's counsel had been identified in Milacron facilities and requested that Solaia's counsel provide any contrary information known to them without delay. Solaia's counsel has provided no information regarding any systems of Milacron upon which an accusation of infringement may be based, but has stated that it will be investigating further.

Superbolt Inc.

UNILOY received written notice dated 8 February 2000 from Superbolt Inc. of their patent pertaining to certain tie-bar nuts used by UNILOY. UNILOY's use of the accused devices has been limited, and estimated exposure is less than $10,000. Following the original notice from Superbolt, discussions were had between principals of both Superbolt and Uniloy in April of 2000 to resolve the matter. A final proposal expected from Superbolt to resolve the claim has not been received. The asserted patent expired 18 November 2003.

Graham Engineering

Suit was brought by Milacron Inc. in US District Court (filed October 2002, served December 2002) against Graham Engineering Corporation alleging infringement of Milacron's U.S. patent 5,062,052 relating to computer based controls for plastic molding machines. Graham is both a manufacturer and an importer (products of Hesta of Germany) of blow molding machinery. In December 2003 the court issued its ruling on interpretation of the asserted patent and ordered court-supervised mediation. No resolution has been reached through mediation. Graham filed summary judgment motions 13 February 2004 seeking rulings that the accused products do not infringe the asserted patent and that the asserted patent is invalid.

                                   SCHEDULE II
                 INTELLECTUAL PROPERTY AND LICENSES; TRADEMARKS

CLAIMS & WRITTEN NOTICES

Metalloid.

Suit was brought in the Circuit Court for the County of Huntington (IN) 16 October 2002 by Oak International Inc. for trade secret misappropriation and unfair competition by Metalloid Corporation (Huntington, IN) and two former Oak employees. The suit seeks damages and injunctive relief. Claims against individual defendants of Oak and Milacron have been dismissed as well as Oak's claim for unfair competition. A hearing on Oak's motion for a preliminary injunction and Metalloid's motion for summary judgment that certain Oak information does not qualify as trade secrets was held 4 February 2004; no ruling has been made on the motions. A mediation session requested by Metalloid was held 2 April 2004. No resolution of the dispute was agreed.

                                  SCHEDULE III

                              LOCATIONS OF GRANTORS

                             CHIEF EXECUTIVE OFFICES

                       GRANTOR                                  ADDRESS                       COUNTY          STATE/COUNTRY
---------------------------------------------------------------------------------------------------------------------------
Milacron Inc.                                          2090 Florence Avenue                  Hamilton              Ohio
                                                       Cincinnati  45206

Milacron Marketing Company                             2090 Florence Avenue                  Hamilton              Ohio
                                                       Cincinnati  45206

D-M-E Company                                          29111 Stephenson Highway               Oakland            Michigan
                                                       Madison Heights  48071

D-M-E U.S.A. Inc.                                      29111 Stephenson Highway               Oakland            Michigan
                                                       Madison Heights  48071

D-M-E Manufacturing Inc.                               29111 Stephenson Highway               Oakland            Michigan
                                                       Madison Heights  48071

Uniloy Milacron Inc.                                   5550 Occidental Highway                Lenawee            Michigan
                                                       Tecumseh  49286

Uniloy Milacron U.S.A. Inc.                            10495 Highway M52                     Washtenaw           Michigan
                                                       Manchester  48158

Milacron Industrial Products, Inc.                     1160 White Street                      Joseph             Michigan
                                                       Sturgis  49091

Milacron Plastics Technologies Group Inc.              4165 Half Acre Road                   Clermont              Ohio
                                                       Batavia  45103

Northern Supply Company, Inc.                          1901 Oakcrest Avenue                   Ramsey            Minnesota
                                                       St. Paul  55113

                       GRANTOR                                  ADDRESS                       COUNTY          STATE/COUNTRY
---------------------------------------------------------------------------------------------------------------------------
Milacron International Marketing Company               2090 Florence Avenue                  Hamilton              Ohio
                                                       Cincinnati  45206

Nickerson Machinery Chicago Inc.                       10 Keith Way                           Norfolk         Massachusetts
                                                       Hingham  02043

Pliers International Inc.                              10 Keith Way                           Norfolk         Massachusetts
                                                       Hingham  02043

Oak International, Inc.                                1160 White Street                      Joseph             Michigan
                                                       Sturgis  49091

Cimcool Industrial Products Inc.                       3000 Disney Street                    Hamilton              Ohio
                                                       Cincinnati  45209

Milacron Resin Abrasives Inc.                          None                                    None                None

                            OTHER PLACES OF BUSINESS

                GRANTOR                                      ADDRESS                          COUNTY              STATE
----------------------------------------------------------------------------------------------------------------------------
Milacron Marketing Company                   2400 E. Katella Avenue, Suite 1068                Orange           California
                                             Anaheim  92806

Milacron Marketing Company                   15720 John J. Delaney Drive, Suite 370         Mecklenburg       North Carolina
                                             Charlotte 28277

Milacron Marketing Company                   7540 Windsor Drive, Suite 100                     Lehigh          Pennsylvania
                                             Allentown  18195

Milacron Marketing Company                   1721 Moon Lake Boulevard, Suite 109                Cook             Illinois
                                             Hoffman Estates  60194

Milacron Marketing Company                   3000 Disney Street                               Hamilton             Ohio
                                             Cincinnati 45209

Milacron Marketing Company                   4165 Half Acre Road                              Clermont             Ohio
                                             Batavia 45103

D-M-E U.S.A. Inc.                            29215 Stephenson Highway                         Oakland            Michigan
                                             Madison Heights 48071

Cimcool Industrial Products Inc.             None

Milacron Plastics Technologies Group         None
Inc.

D-M-E Company                                None

Milacron Industrial Products, Inc.           None

Uniloy Milacron Inc.                         None

Uniloy Milacron U.S.A. Inc.                  None

                GRANTOR                                      ADDRESS                          COUNTY              STATE
----------------------------------------------------------------------------------------------------------------------------
D-M-E Manufacturing Inc.                                     None

Oak International, Inc.                                      None

Northern Supply Company, Inc.                                None

Nickerson Machinery Chicago, Inc.                            None

Pliers International Inc.                                    None

Milacron International Marketing Company                     None

Milacron Resin Abrasives Inc.                                None

                          LOCATION OF BOOKS AND RECORDS

                   GRANTOR                                ADDRESS                            COUNTY           STATE/COUNTRY
---------------------------------------------------------------------------------------------------------------------------
Milacron Inc.                                  2090 Florence Avenue                          Hamilton              Ohio
                                               Cincinnati  45206

Milacron Marketing Company                     2090 Florence Avenue                          Hamilton              Ohio
                                               Cincinnati  45206

Milacron Marketing Company                     4165 Half Acre Road                           Clermont              Ohio
                                               Batavia  45103

Milacron Marketing Company                     2085 East First Street                        McPherson            Kansas
                                               McPherson  67460

Milacron Marketing Company                     3000 Disney Street                            Hamilton              Ohio
                                               Cincinnati  45209

D-M-E Company                                  29111 Stephenson Highway                       Oakland            Michigan
                                               Madison Heights  48071

D-M-E U.S.A. Inc.                              29111 Stephenson Highway                       Oakland            Michigan
                                               Madison Heights  48071

D-M-E Manufacturing Inc.                       29111 Stephenson Highway                       Oakland            Michigan
                                               Madison Heights  48071

Uniloy Milacron Inc.                           5550 Occidental Highway                        Lenawee            Michigan
                                               Tecumseh  49286

Uniloy Milacron U.S.A. Inc.                    10495 Highway M52                             Washtenaw           Michigan
                                               Manchester  48158

Milacron Industrial Products, Inc.             1160 White Street                              Joseph             Michigan
                                               Sturgis  49091

Milacron Industrial Products, Inc.             31003 Industrial Road                           Wayne             Michigan
                                               Livonia  48150

Milacron Plastics Technologies Group Inc.      4165 Half Acre Road                           Clermont              Ohio
                                               Batavia  45103

                   GRANTOR                                ADDRESS                            COUNTY           STATE/COUNTRY
---------------------------------------------------------------------------------------------------------------------------
Northern Supply Company, Inc.                  29111 Stephenson Highway                       Oakland            Michigan
                                               Madison Heights  48071

Milacron International Marketing Company       2090 Florence Avenue                          Hamilton              Ohio
                                               Cincinnati  45209

Nickerson Machinery Chicago Inc.               29111 Stephenson Highway                       Oakland            Michigan
                                               Madison Heights  48071

Pliers International Inc.                      29111 Stephenson Highway                       Oakland            Michigan
                                               Madison Heights  48071

Oak International, Inc.                        1160 White Street                              Joseph             Michigan
                                               Sturgis  49091

Cimcool Industrial Products, Inc.              3000 Disney Street                            Hamilton              Ohio
                                               Cincinnati  45209

Milacron Resin Abrasives Inc.                  2090 Florence Avenue                          Hamilton              Ohio
                                               Cincinnati 45209

    LOCATIONS WITH CHATTEL PAPER, INVENTORY, GOODS, EQUIPMENT AND/OR FIXTURES

                GRANTOR                                ADDRESS                                COUNTY           STATE/COUNTRY
----------------------------------------------------------------------------------------------------------------------------
Milacron Marketing Company               2090 Florence Avenue                                Hamilton              Ohio
                                         Cincinnati  45206

Milacron Marketing Company               2085 East First Street                              McPherson            Kansas
                                         McPherson  67460

Milacron Marketing Company               4165 Half Acre Road                                 Clermont              Ohio
                                         Batavia  45103

Milacron Marketing Company               3000 Disney Street                                  Hamilton              Ohio
                                         Cincinnati  45209

D-M-E Company                            29111 Stephenson Highway                             Oakland            Michigan
                                         Madison Heights  48071

D-M-E Company                            224 Oxmoor Circle, Suite 100                        Jefferson            Alabama
                                         Birmingham  35209

D-M-E Company                            8 Access Road                                        Albany             New York
                                         Albany  12205

D-M-E Company                            558 Leo Street                                     Montgomery             Ohio
                                         Dayton  45404

D-M-E U.S.A. Inc.                        6342 Ferry Avenue                                  Charlevoix           Michigan
                                         Charlevoix  49720

D-M-E U.S.A. Inc.                        1117 Fairplains Street                              Montcalm            Michigan
                                         Greenville  48838

D-M-E Company                            11839 Westline Industrial Drive                     St. Louis           Missouri
                                         St. Louis  63146

D-M-E Company                            4101 E. Royalton Road                               Cuyahoga              Ohio
                                         Broadview Heights  44147

D-M-E Company                            1550 South Milliken Avenue, Suite A              San Bernardino        California
                                         Ontario  91761

D-M-E U.S.A. Inc.                        29111 Stephenson Highway                             Oakland            Michigan
                                         Madison Heights 48071

                GRANTOR                                ADDRESS                                COUNTY           STATE/COUNTRY
----------------------------------------------------------------------------------------------------------------------------
D-M-E Manufacturing Inc.                 1975 N. 17th Avenue                                   Cook              Illinois
                                         Melrose Park  60160

D-M-E Manufacturing Inc.                 977 Loop Road                                        Mifflin          Pennsylvania
                                         Lewistown  17044

D-M-E Manufacturing Inc.                 70 East Hillis Street                             Westmoreland        Pennsylvania
                                         Youngwood  15697

Uniloy Milacron U.S.A. Inc.              10495 Highway M52                                   Washtenaw           Michigan
                                         Manchester  48158

Milacron Industrial Products, Inc.       1160 White Street                                    Joseph             Michigan
                                         Sturgis  49091

D-M-E Company                            1901 Oakcrest Avenue                                 Ramsey             Minnesota
                                         St. Paul  55113

Uniloy Milacron U.S.A. Inc.              4165 Half Acre Road                                 Clermont              Ohio
                                         Batavia  45103

Uniloy Milacron Inc.                     5550 Occidental Highway                              Lenawee            Michigan
                                         Tecumseh  49286

Milacron Industrial Products, Inc.       361 Moose Lodge Road                                 Grenada           Mississippi
                                         Grenada  38901

Milacron Industrial Products, Inc.       31003 Industrial Road                                 Wayne             Michigan
                                         Livonia  48150

Milacron Marketing Company               31003 Industrial Road                                 Wayne             Michigan
                                         Livonia 48150

Milacron Plastics Technologies Group     4165 Half Acre Road                                 Clermont              Ohio
Inc.                                     Batavia  45103

Milacron Plastics Technologies Group     418 West Main Street                                  Brown               Ohio
Inc.                                     Mt. Orab  45154

Northern Supply Company, Inc.            1901 Oakcrest Avenue                                 Ramsey             Minnesota
                                         St. Paul  55113

                GRANTOR                                ADDRESS                                COUNTY           STATE/COUNTRY
----------------------------------------------------------------------------------------------------------------------------
Milacron International Marketing         2090 Florence Avenue                                Hamilton              Ohio
Company                                  Cincinnati  45209

Nickerson Machinery Chicago Inc.         10 Keith Way                                         Norfolk          Massachusetts
                                         Hingham  02043

Pliers International, Inc.               10 Keith Way                                         Norfolk          Massachusetts
                                         Hingham  02043

Oak International, Inc.                  1160 White Street                                    Joseph             Michigan
                                         Sturgis  49091

Oak International, Inc.                  361 Moose Lodge Road                                 Grenada           Mississippi
                                         Grenada  38901

Cimcool Industrial Products Inc.         3000 Disney Street                                  Hamilton              Ohio
                                         Cincinnati  45209

Milacron Resin Abrasives Inc.            n/a                                                    n/a                 n/a

Cimcool Industrial Products Inc.         21101 Fern Street                                    Oakland            Michigan
                                         Oak Park  48237

                                   SCHEDULE IV

         DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

                                      Name and Address
                                of Institution Maintaining
          Loan Party                       Account             Account Number               Type of Account
-----------------------------------------------------------------------------------------------------------------------
Cimcool Industrial Products     U.S. Bank National             199486689                 Controlled Disbursement
Inc.                            Association
                                P.O. Box A512
                                Minneapolis, MN 55480

Milacron Inc.                   Fifth-Third Bank               89902763                  Concentration/P/R Master
                                38 Fountain Square Plaza                                 Funding/FX Funding
                                Cincinnati, OH 45263

                                                                                         Controlled Disbursement - P/R
                                                               73358433

Milacron Inc.                   Deutsche Bank Trust            50003445                  Concentration/Wire - ACH
                                Company Americas                                         Disbursements
                                P.O. Box 318,
                                Church Street Station
                                New York, NY 10008-0318

Milacron Inc.                   U.S. Bank National             919-9118                  Miscellaneous Receipt
                                Association                                              Miscellaneous Disbursements
                                P.O. Box A512
                                Minneapolis, MN 55480
                                                               199486705                 FX and A/P Master Funding
                                                                                         Controlled Disbursement

Milacron Inc.                   PNC Bank, National             4076-914325               ACH Payments/Miscellaneous
                                Association                                              Receipts/Miscellaneous
                                P.O. Box 821523                                          Disbursements
                                Philadelphia, PA 19182

                                                               4072-247238               Disbursement - Work Comp



                                      Name and Address
                                of Institution Maintaining
          Loan Party                       Account             Account Number               Type of Account
-----------------------------------------------------------------------------------------------------------------------
Milacron Industrial Products    U.S. Bank National             199465261                 Controlled Disbursement
Inc.                            Association
                                P.O. Box A512
                                Minneapolis, MN 55480

Milacron Marketing Company      Deutsche Bank Trust            50197657                  Concentration - Receipts
                                Company Americas
                                P.O. Box 318, Church Street
                                Station
                                New York, NY 10008-0318

Milacron Marketing Company      Fifth-Third Bank               74210852                  Disbursement - Travel Direct
                                38 Fountain Square Plaza                                 Deposit reimbursement
                                Cincinnati, OH 45263

Milacron Marketing Company      PNC Bank, National             4060-034067               Lockbox
                                Association
                                P.O. Box 821523                4060-153904               Lockbox / ACH Disbursements
                                Philadelphia, PA 19182

Milacron Inc.                   Bank of America, N.A.          3751020268                Concentration/A/P Master
                                File #719880                                             Funding - Wear Tech (WT)
                                P.O. Box 61000
                                San Francisco, CA 94161
                                                               3299940314                Controlled Disbursement/WT

                                                               3750684964                Concentration/A/P Master
                                                                                         Funding - Uniloy

Milacron Marketing Company      Bank One, N.A.                 880823                    Lockbox
                                P.O. Box 77000
                                Detroit, MI 48277-0176

                                      Name and Address
                                of Institution Maintaining
          Loan Party                       Account             Account Number               Type of Account
-----------------------------------------------------------------------------------------------------------------------
Milacron Marketing Company      U.S. Bank National             4801-42363                Controlled Disbursement
                                Association
                                P.O. Box A512                  820-2384                  Miscellaneous Receipt
                                Minneapolis, MN 55480                                    Miscellaneous Disbursements
                                                                                         FX Funding

                                                               199413840
                                                                                         Controlled Disbursement

Milacron Plastics               U.S. Bank National             199486697                 Controlled Disbursement
Technologies Group Inc.         Association
                                P.O. Box A512
                                Minneapolis, MN 55480

D-M-E Company                   U.S. Bank National             130103011016              Controlled Disbursement
                                Association
                                P.O. Box A512
                                Minneapolis, MN 55480

D-M-E Company                   Comerica                       1850-608801               Concentration/Lockbox/A/P
                                500 Woodward Avenue                                      Disbursements
                                Detroit, MI 48226

Northern Supply Company, Inc.   U.S. Bank National             8232-58561                Concentration/Deposit Account
                                Association
                                P.O. Box A512                                            Controlled Disbursement
                                Minneapolis, MN 55480          4890-28563

Oak International, Inc.         Citizens Bank                  45448628                  Concentration
                                328 South Saginaw Street
                                Flint, MI 48502                45450194                  Deposit/Disbursement

                                                               4511697791                Treasury Portfolio Sweep


                                      Name and Address
                                of Institution Maintaining
          Loan Party                       Account             Account Number               Type of Account
-----------------------------------------------------------------------------------------------------------------------
Pliers International Inc.       Fleet National Bank            31810868                  Concentration/Deposit/
(d/b/a Nickerson Machinery      One Fleet Way                                            Disbursement
Chicago, Inc.)                  PA EH 0804NB
                                Scranton, PA 18507

Uniloy Milacron Inc.            Bank of America, N.A.          101174036                 Controlled Disbursement
                                File #719880
                                P.O. Box 61000
                                San Francisco, CA 94161

Uniloy Milacron U.S.A. Inc.     U.S. Bank National             199-682-758               Concentration/Deposit Account
                                Association
                                P.O. Box A512
                                Minneapolis, MN 55480

Milacron Inc.                   Deutsche Asset Management      5000344500                Money Market Fund
                                P.O. Box 219210
                                Kansas City, MO 64121

Milacron Inc.                   Fifth-Third Bank               45355932                  Money Market Fund
                                34 Fountain Square Plaza
                                Cincinnati, OH 45202

Milacron Inc.                   PNC Bank, National             24335                     Money Market Fund
                                Association
                                Firstside Center
                                500 First Avenue
                                Mailstop P7-PFSC-03-D
                                Pittsburgh, PA 15219

D-M-E U.S.A. Inc.               None

D-M-E Manufacturing Inc.        None

                                      Name and Address
                                of Institution Maintaining
          Loan Party                       Account             Account Number               Type of Account
-----------------------------------------------------------------------------------------------------------------------
Nickerson Machinery Chicago,    None
Inc.

Milacron International          None
Marketing Company

Milacron Resin Abrasives Inc.   None

-----------------------
(1)   This is an "Excluded Deposit Account" (as defined in the Security
      Agreement).

(2)   This is an "Excluded Deposit Account" (as defined in the Security
      Agreement).

                                   SCHEDULE V

                            UCC FINANCING STATEMENTS

UCC Financing Statements have been filed in the jurisdictions below against the
Grantors:

            NAME OF DEBTOR                                          JURISDICTION
-----------------------------------------------------------------------------------
Milacron Inc.                                                    Delaware (central)
Cimcool Industrial Products Inc.                                 Delaware (central)
Milacron Plastics Technologies Group Inc.                        Delaware (central)
D-M-E Company                                                    Delaware (central)
Milacron Industrial Products, Inc.                               Michigan (central)
Uniloy Milacron Inc.                                             Delaware (central)
Uniloy Milacron U.S.A. Inc.                                      Michigan (central)
Milacron Marketing Company                                       Ohio (central)
D-M-E U.S.A. Inc.                                                Michigan (central)
D-M-E Manufacturing Inc.                                         Delaware (central)
Oak International, Inc.                                          Michigan (central)
Northern Supply Company, Inc.                                    Minnesota (central)
Nickerson Machinery Chicago Inc.                                 Illinois (central)
Pliers International Inc.                                        Delaware (central)
Milacron International Marketing Company                         Delaware (central)
Milacron Resin Abrasives Inc.                                    Delaware (central)

                                   SCHEDULE VI

                             COMMERCIAL TORT CLAIMS

1. MILACRON INDUSTRIAL PRODUCTS, INC. and MILACRON INC. vs. LAWRENCE A. FRANKS, NEWELL A. FRANKS, and FRED E. EDWARDS

Suit brought in the Circuit Court for the County of St. Joseph, Michigan (filed on or about January 14, 2003) against the three individuals who sold Oak International, Inc. to Milacron alleging breach of a covenant of non-competition contained in the Stock Purchase Agreement and fraud related to the non-disclosure of an entity in Italy utilizing formulations of Oak International, Inc.

2. OAK INTERNATIONAL, INC. v. METALLOID CORPORATION, ET AL.

Suit was brought in the Circuit Court for the County of Huntington (IN) 16 October 2002 by Oak International Inc. for trade secret misappropriation and unfair competition by Metalloid Corporation (Huntington, IN) and two former Oak International, Inc. employees. The suit seeks damages and injunctive relief. Claims against individual defendants of Oak International, Inc. and Milacron Inc. have been dismissed as well as Oak International Inc.'s claim for unfair competition. The court has granted Metalloid's request for mediation. A scheduled mediation took place on 2 April 2004 but did not result in the resolution of this matter. A hearing on Oak International Inc.'s motion for a preliminary injunction and Metalloid's motion for summary judgment that certain Oak International Inc. information does not qualify as trade secrets was held 4 February 2004; no ruling has been made on the motions.

3. MILACRON INC. v. GRAHAM ENGINEERING CORPORATION A/K/A GRAHAM MACHINERY GROUP AND HOLLO PLASTICS EQUIPMENT, INC.

Suit was brought in US District Court for the Northern District of Ohio, Eastern Division (filed October 2002, served December 2002) against Graham Engineering Corporation alleging infringement of Milacron Inc.'s U.S. patent 5,062,052 relating to computer based controls for plastic molding machines. Graham is both a manufacturer and an importer (products of Hesta of Germany) of blow molding machinery. In December 2003 the court issued its ruling on interpretation of the asserted patent and ordered court-supervised mediation. No resolution has been reached through mediation. Graham filed summary judgment motions 13 February 2004 seeking rulings that the accused products do not infringe the asserted patent and that the asserted patent is invalid.

                                                                       EXHIBIT A

                              IP SECURITY AGREEMENT

                [TRADEMARK][PATENT][COPYRIGHT] SECURITY AGREEMENT

                       [TRADEMARKS] [PATENTS] [COPYRIGHTS]

            [TRADEMARK][PATENT][COPYRIGHT] SECURITY AGREEMENT ("Agreement"), dated June___, 2004, is made by _____________, a ________corporation, located at _________________ (the "Assignor") in favor of U.S. Bank National Association, a
_______________, located at _______________________, as Collateral Agent (in such capacity, together with any permitted successors and assigns, "Assignee"). Capitalized terms used in this Agreement and not defined herein have the meanings set forth for such terms in the Security Agreement (as hereinafter defined).

            WHEREAS, Assignor is [the applicant or registrant for the trademarks and service marks listed on the annexed Schedule 1A hereto, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks")] [the patentee or applicant for the utility patents, design patents, and patent applications listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the "Patents")][the applicant or registrant for the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the "Copyrights")];

            WHEREAS, the Assignor has entered into a Security Agreement, dated June____, 2004, among Assignor [and the other grantors signatory thereto], and Assignee (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement");

            WHEREAS, pursuant to the Security Agreement, as collateral security for all of the Obligations, Assignor has pledged and assigned to Assignee, and granted to Assignor, for the benefit of the Agents and the Lenders (as such terms are defined in the Security Agreement) a continuing security interest in the [Trademarks, together with, among other things, the goodwill of the business symbolized by and associated with the Trademarks], [Patents], [Copyrights] and the applications and registrations thereof, and all proceeds thereof (the "Collateral");

            NOW, THEREFORE, in consideration of the premises and agreements made herein and in the Security Agreement, as collateral security for all of the Obligations, Assignor hereby pledges and assigns to the Assignee, and grants to the Assignee, for the benefit of the Agents and the Lenders, a continuing security interest in the Collateral.

            Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            IN WITNESS WHEREOF, the Assignor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date above first written.

                                       [GRANTOR]

                                       By:______________________________________
                                          Name:
                                          Title:

STATE OF ____________

                       ss.:

COUNTY OF __________

            On this ____ day of June, 2004, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the ________________ of _______________________________________, a
____________________, and that s/he executed the foregoing instrument in the name of _______________________________________, and that s/he had authority to sign the same, and s/he acknowledged to me that he executed the same as the act and deed of said entity for the uses and purposes therein mentioned.

                                                   _____________________________
                                                                   Notary Public

        SCHEDULE 1A TO [TRADEMARK][PATENT][COPYRIGHT] SECURITY AGREEMENT

              [Trademark Registrations and Trademark Applications]

                        [Patents and Patent Applications]

              [Copyright Registrations and Copyright Applications]